                                                     REGISTRATION NOS. 333-72259
                                                                        811-6216
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 4

                             REGISTRATION STATEMENT
                                   UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 4
                       (CHECK APPROPRIATE BOX OR BOXES.)
                            ------------------------

                            MONY VARIABLE ACCOUNT A
                           (EXACT NAME OF REGISTRANT)
                          MONY LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 708-2000
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                             FREDERICK C. TEDESCHI
                 VICE PRESIDENT AND CHIEF COUNSEL -- OPERATIONS

                          MONY LIFE INSURANCE COMPANY
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: It is proposed that this filing will become effective on August 16, 2000 pursuant to paragraph (a) of Rule 485.
                            ------------------------

STATEMENT PURSUANT TO RULE 24F-2

     The Registrant registers an indefinite number or amount of its flexible payment variable annuity contracts under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 notice for Registrant's fiscal year ending December 31, 1999 was filed March 29, 2000.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                             (REQUIRED BY RULE 495)

                                     PART A

                        ITEM NO.                                            LOCATION
                        --------                                            --------
 1.  Cover Page..........................................  Cover Page
 2.  Definitions.........................................  Definitions
 3.  Synopsis............................................  Summary of the Contract
 4.  Condensed Financial Information.....................  Condensed Financial Information
 5.  General Description of Registrant, Depositor,
       and Portfolio Companies...........................  MONY Life Insurance Company; MONY Variable
                                                           Account A; The Funds
 6.  Deductions and Expenses.............................  Charges and Deductions
 7.  General Description of Variable Annuity Contracts...  Payment and Allocation of Purchase
                                                           Payments; Other Provisions
 8.  Annuity Period......................................  Annuity Provisions
 9.  Death Benefit.......................................  Death Benefit; Annuity Provisions
10.  Purchases and Contract Value........................  Payment and Allocation of Purchase
                                                           Payments
11.  Redemptions.........................................  Surrenders
12.  Taxes...............................................  Federal Tax Status
13.  Legal Proceedings...................................  Legal Proceedings
14.  Table of Contents of Statement of Additional
       Information.......................................  Table of Contents of Statement of
                                                           Additional Information

                                               PART B
15.  Cover Page..........................................  Cover Page
16.  Table of Contents...................................  Table of Contents
17.  General Information and History.....................  MONY Life Insurance Company
18.  Services............................................  Not Applicable
19.  Purchases of Securities Being Offered...............  Not Applicable
20.  Underwriters........................................  Prospectus -- MONY Life Insurance Company
21.  Calculation of Performance Data.....................  Performance Data
22.  Annuity Payments....................................  Not Applicable
23.  Financial Statements................................  Financial Statements

                                               PART C
  Information related to the following Items is set forth under the appropriate Item, so numbered, in
Part C to this Registration Statement.

24.  Financial Statements and Exhibits
25.  Directors and Officers of the Depositor
26.  Persons Controlled by or Under Common Control with the Depositor or Registrant
27.  Number of Contractowners
28.  Indemnification
29.  Principal Underwriters
30.  Location of Accounts and Records
31.  Management Services
32.  Undertakings

                        SUPPLEMENT DATED AUGUST 16, 2000
                                       to

                          PROSPECTUS DATED MAY 1, 2000
                                      for

             Individual Flexible Payment Variable Annuity Contract

                                   Issued by

                          MONY Life Insurance Company
                            MONY Variable Account A

Effective August 16, 2000 this Supplement updates certain information contained in your Prospectus. Please read it and keep it with your prospectus for future reference.

1. THE FIRST SENTENCE OF THE THIRD BULLET ON THE COVER PAGE IS AMENDED TO READ AS FOLLOWS:

     - If you do, you can also tell us to place your purchase payments and fund values into any 17 of the 25 different subaccounts.

2. PAGE 4, THE "SEPARATE ACCOUNT ANNUAL EXPENSES" IN THE FEE TABLE FOR MONY VARIABLE ACCOUNT A AT THE TOP OF THE PAGE ARE AMENDED AS FOLLOWS:

Maximum Mortality and Expense Risk Fees.....................  1.35%***
Total Separate Account Annual Expenses......................  1.35%***

3.  FOOTNOTE *** ON PAGE 4 IS AMENDED TO READ AS FOLLOWS:

     *** The Mortality and Expense Risk charge is deducted daily equivalent to a current annual rate of 1.35 percent (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.35%) from the value of the net assets of the Separate Account.

4.  THE EXAMPLES ON PAGES 7 THROUGH 9 ARE AMENDED TO READ AS FOLLOWS:

     EXAMPLE

          If you surrender your Contract at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                                       AFTER     AFTER     AFTER     AFTER
                     SUBACCOUNT                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                     ----------                        ------   -------   -------   --------
MONY Money Market....................................   $83      $116      $150       $211
MONY Intermediate Term Bond..........................   $84      $120      $156       $224
MONY Long Term Bond..................................   $84      $119      $155       $222
MONY Government Securities...........................   $84      $120      $156       $224
Enterprise Equity....................................   $87      $127      $168       $250
Enterprise Small Company Value.......................   $87      $127      $169       $252
Enterprise Managed...................................   $86      $125      $165       $244
Enterprise International Growth......................   $89      $132      $177       $270
Enterprise High Yield Bond...........................   $86      $123      $162       $237
Enterprise Growth....................................   $87      $127      $169       $252
Enterprise Growth and Income.........................   $88      $130      $174       $263
Enterprise Small Company Growth......................   $92      $146      $202       $322
Enterprise Equity Income.............................   $89      $136      $185       $287
Enterprise Capital Appreciation......................   $90      $136      $185       $285
Enterprise Multi-Cap Growth..........................   $92      $145      $200       $319
Enterprise Balanced..................................   $88      $149      $211       $348
Dreyfus Stock Index..................................   $82      $111      $141       $191
The Dreyfus Socially Responsible Growth..............   $87      $126      $167       $247
Fidelity VIP Growth..................................   $86      $125      $165       $243

                                                       AFTER     AFTER     AFTER     AFTER
                     SUBACCOUNT                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                     ----------                        ------   -------   -------   --------
Fidelity VIP II Contrafund(R)........................   $86      $125      $165       $243
Fidelity VIP III Growth Opportunities................   $86      $126      $166       $246
Janus Aspen Series Aggressive Growth.................   $85      $123      $161       $235
Janus Aspen Series Balanced..........................   $85      $123      $161       $235
Janus Aspen Series Capital Appreciation..............   $86      $123      $162       $237
Janus Aspen Series Worldwide Growth..................   $86      $123      $163       $238

       If you annuitize at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                                       AFTER     AFTER     AFTER     AFTER
                     SUBACCOUNT                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                     ----------                        ------   -------   -------   --------
MONY Money Market....................................   $83      $116      $ 97       $211
MONY Intermediate Term Bond..........................   $84      $120      $104       $224
MONY Long Term Bond..................................   $84      $119      $103       $222
MONY Government Securities...........................   $84      $120      $104       $224
Enterprise Equity....................................   $87      $127      $116       $250
Enterprise Small Company Value.......................   $87      $127      $117       $252
Enterprise Managed...................................   $86      $125      $113       $244
Enterprise International Growth......................   $89      $132      $126       $270
Enterprise High Yield Bond...........................   $86      $123      $110       $237
Enterprise Growth....................................   $87      $127      $117       $252
Enterprise Growth and Income.........................   $88      $130      $123       $263
Enterprise Small Company Growth......................   $92      $146      $152       $322
Enterprise Equity Income.............................   $89      $136      $134       $287
Enterprise Capital Appreciation......................   $90      $136      $134       $285
Enterprise Multi-Cap Growth..........................   $92      $145      $150       $319
Enterprise Balanced..................................   $88      $149      $161       $348
Dreyfus Stock Index..................................   $82      $111      $ 88       $191
The Dreyfus Socially Responsible Growth..............   $87      $126      $115       $247
Fidelity VIP Growth..................................   $86      $125      $113       $243
Fidelity VIP II Contrafund(R)........................   $86      $125      $113       $243
Fidelity VIP III Growth Opportunities................   $86      $126      $114       $246
Janus Aspen Series Aggressive Growth.................   $85      $123      $109       $235
Janus Aspen Series Balanced..........................   $85      $123      $109       $235
Janus Aspen Series Capital Appreciation..............   $86      $123      $110       $237
Janus Aspen Series Worldwide Growth..................   $86      $123      $110       $238

       If you do not surrender your Contract at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                                       AFTER     AFTER     AFTER     AFTER
                     SUBACCOUNT                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                     ----------                        ------   -------   -------   --------
MONY Money Market....................................   $18       $56      $ 97       $211
MONY Intermediate Term Bond..........................   $19       $60      $104       $224
MONY Long Term Bond..................................   $19       $60      $103       $222
MONY Government Securities...........................   $19       $60      $104       $224
Enterprise Equity....................................   $22       $68      $116       $250
Enterprise Small Company Value.......................   $22       $69      $117       $252
Enterprise Managed...................................   $21       $66      $113       $244
Enterprise International Growth......................   $24       $74      $126       $270
Enterprise High Yield Bond...........................   $21       $64      $110       $237
Enterprise Growth....................................   $22       $69      $117       $252
Enterprise Growth and Income.........................   $23       $72      $123       $263
Enterprise Small Company Growth......................   $28       $88      $152       $322

                                                       AFTER     AFTER     AFTER     AFTER
                     SUBACCOUNT                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                     ----------                        ------   -------   -------   --------
Enterprise Equity Income.............................   $24       $78      $134       $287
Enterprise Capital Appreciation......................   $25       $78      $134       $285
Enterprise Multi-Cap Growth..........................   $28       $88      $150       $319
Enterprise Balanced..................................   $23       $91      $161       $348
Dreyfus Stock Index..................................   $16       $51      $ 88       $191
The Dreyfus Socially Responsible Growth..............   $22       $67      $115       $247
Fidelity VIP Growth..................................   $21       $66      $113       $243
Fidelity VIP II Contrafund(R)........................   $21       $66      $113       $243
Fidelity VIP III Growth Opportunities................   $22       $67      $114       $246
Janus Aspen Series Aggressive Growth.................   $21       $63      $109       $235
Janus Aspen Series Balanced..........................   $21       $63      $109       $235
Janus Aspen Series Capital Appreciation..............   $21       $64      $110       $237
Janus Aspen Series Worldwide Growth..................   $21       $64      $110       $238

5.  THE FIRST SENTENCE UNDER THE HEADING "ALLOCATION OF PAYMENTS AND FUND
    VALUE -- ALLOCATION OF PAYMENTS." ON PAGE 26 IS AMENDED TO READ AS FOLLOWS:

          On the application, the Owner may allocate Net Purchase Payments to up to 17 of the 25 subaccount(s) of MONY Variable Account A or to the Guaranteed Interest Account.

6. ON PAGE 34, FOOTNOTE 2 TO THE TABLE IS DELETED AND THE MORTALITY & EXPENSE RISK CHARGE IN THE TABLE IS AMENDED TO READ AS FOLLOWS:

       Current and maximum daily rate  --  .003699%
        Current and maximum annual rate  --  1.35%

7. THE FIRST PARAGRAPH UNDER "CHARGES AGAINST FUND VALUE -- DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT A -- MORTALITY AND EXPENSE RISK CHARGE" ON PAGE 34 IS AMENDED TO READ AS FOLLOWS:

          The Company assumes mortality and expense risks. A charge for assuming such risks is deducted daily from the net assets of Variable Account A. This daily charge from MONY Variable Account A is deducted at a current daily rate equivalent to an annual rate of 1.35% from the value of the net assets of MONY Variable Account A. Of the 1.35% charge, .90% is for assuming mortality risks (which is guaranteed not to exceed .90%), and .45% is for assuming expense risks. The charge is deducted from MONY Variable Account A, and therefore the subaccounts, on each Business Day. These charges will not be deducted from the Guaranteed Interest Account. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.003699% (guaranteed not to exceed 0.003699%) multiplied by the number of days since the last Business Day.

Form No. 14427 SL (Supp 8/16/00)                             Reg.  No. 333-72259

                             THE MONY CUSTOM MASTER

                        SUPPLEMENT DATED AUGUST 16, 2000
                                       to

                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2000
                                      for

             Individual Flexible Payment Variable Annuity Contract

                                   Issued by

                            MONY Variable Account A
                                      and
                          MONY Life Insurance Company

Effective August 16, 2000 this Supplement updates certain information contained in the Statement of Additional Information.

1.  THE FIRST SENTENCE ON PAGE (5) IS AMENDED TO READ AS FOLLOWS:

          For the seven-day period ended December 31, 1999, the yield was 4.46% and the effective yield was 4.57%.

2.  THE TABLE ON PAGE (6) IS AMENDED TO READ AS FOLLOWS:

                            MONY VARIABLE ACCOUNT A

                             PRO FORMA TOTAL RETURN
                    (ASSUMING $1000 PAYMENT AT BEGINNING OF
                     PERIOD AND SURRENDER AT END OF PERIOD)

                                                                                             FOR THE
                              FOR THE              FOR THE              FOR THE            PERIOD SINCE
                            1 YEAR ENDED        5 YEARS ENDED        10 YEARS ENDED     INCEPTION THROUGH
       SUBACCOUNT        DECEMBER 31, 1999    DECEMBER 31, 1999    DECEMBER 31, 1999    DECEMBER 31, 1999
       ----------        ------------------   ------------------   ------------------   ------------------
MONY Government
  Securities............        -6.94%               3.42%                 N/A                  3.61%
MONY Intermediate Term
  Bond..................        -7.34%               4.29%                5.40%                 5.59%
MONY Long Term Bond.....       -14.60%               5.98%                6.68%                 6.98%
Enterprise Equity.......         6.88%              19.87%               15.19%                15.32%
Enterprise Small Company
  Value.................        14.67%              16.95%               15.33%                15.21%
Enterprise Managed......         0.97%              18.92%               15.99%                17.08%
Enterprise International
  Growth................        31.44%              14.64%                 N/A                 14.27%
Enterprise High Yield
  Bond..................        -3.98%               7.43%                 N/A                  7.54%
Enterprise Growth.......        15.02%                N/A                  N/A                 19.34%
Enterprise Growth and
  Income................        11.45%                N/A                  N/A                 12.51%
Enterprise Small Company
  Growth................        43.79%                N/A                  N/A                 51.23%
Enterprise Equity
  Income................        -2.30%                N/A                  N/A                  0.15%
Enterprise Capital
  Appreciation..........        43.67%                N/A                  N/A                 53.98%
Enterprise Multi-Cap
  Growth................          N/A                 N/A                  N/A                172.43%
Enterprise Balanced.....          N/A                 N/A                  N/A                 -1.81%
Dreyfus Stock Index.....          N/A                 N/A                  N/A                 -0.24%
The Dreyfus Socially
  Responsible Growth....          N/A                 N/A                  N/A                  8.50%
Fidelity VIP Growth.....          N/A                 N/A                  N/A                  6.91%

                                                                                             FOR THE
                              FOR THE              FOR THE              FOR THE            PERIOD SINCE
                            1 YEAR ENDED        5 YEARS ENDED        10 YEARS ENDED     INCEPTION THROUGH
       SUBACCOUNT        DECEMBER 31, 1999    DECEMBER 31, 1999    DECEMBER 31, 1999    DECEMBER 31, 1999
       ----------        ------------------   ------------------   ------------------   ------------------
Fidelity VIP II
  Contrafund(R).........          N/A                 N/A                  N/A                  2.89%
Fidelity VIP III Growth
  Opportunities.........          N/A                 N/A                  N/A                 -8.07%
Janus Aspen Series
  Aggressive Growth.....          N/A                 N/A                  N/A                 51.87%
Janus Aspen Series
  Balanced..............          N/A                 N/A                  N/A                  2.99%
Janus Aspen Series
  Capital
  Appreciation..........          N/A                 N/A                  N/A                 20.71%
Janus Aspen Series
  Worldwide Growth......          N/A                 N/A                  N/A                 30.25%

3.  THE TABLE ON PAGE (7) IS AMENDED TO READ AS FOLLOWS:

                            MONY VARIABLE ACCOUNT A

                             PRO FORMA TOTAL RETURN
                    (ASSUMING $1000 PAYMENT AT BEGINNING OF
                    PERIOD AND CONTRACT CONTINUES IN FORCE)

                                                                                         FOR THE FOR THE
                              FOR THE              FOR THE              FOR THE            PERIOD SINCE
                            1 YEAR ENDED        5 YEARS ENDED        10 YEARS ENDED     INCEPTION THROUGH
       SUBACCOUNT        DECEMBER 31, 1999    DECEMBER 31, 1999    DECEMBER 31, 1999    DECEMBER 31, 1999
       ----------        ------------------   ------------------   ------------------   ------------------
MONY Government
  Securities............        -0.69%               4.38%                 N/A                  4.36%
MONY Intermediate Term
  Bond..................        -1.11%               5.25%                5.40%                 5.59%
MONY Long Term Bond.....        -8.86%               6.95%                6.68%                 6.98%
Enterprise Equity.......        14.07%              20.99%               15.19%                15.32%
Enterprise Small Company
  Value.................        22.38%              18.06%               15.33%                15.21%
Enterprise Managed......         7.75%              20.03%               15.99%                17.08%
Enterprise International
  Growth................        40.28%              15.72%                 N/A                 15.11%
Enterprise High Yield
  Bond..................         2.48%               8.43%                 N/A                  8.32%
Enterprise Growth.......        22.76%                N/A                  N/A                 26.75%
Enterprise Growth and
  Income................        18.94%                N/A                  N/A                 19.54%
Enterprise Small Company
  Growth................        53.46%                N/A                  N/A                 60.77%
Enterprise Equity
  Income................         4.28%                N/A                  N/A                  6.49%
Enterprise Capital
  Appreciation..........        53.33%                N/A                  N/A                 63.81%
Enterprise Multi-Cap
  Growth................          N/A                 N/A                  N/A                190.74%
Enterprise Balanced.....          N/A                 N/A                  N/A                  4.80%
Dreyfus Stock Index.....          N/A                 N/A                  N/A                  6.46%
The Dreyfus Socially
  Responsible Growth....          N/A                 N/A                  N/A                 15.80%
Fidelity VIP Growth.....          N/A                 N/A                  N/A                 14.10%
Fidelity VIP II
  Contrafund(R).........          N/A                 N/A                  N/A                  9.80%
Fidelity VIP III Growth
  Opportunities.........          N/A                 N/A                  N/A                 -1.89%

                                                                                         FOR THE FOR THE
                              FOR THE              FOR THE              FOR THE            PERIOD SINCE
                            1 YEAR ENDED        5 YEARS ENDED        10 YEARS ENDED     INCEPTION THROUGH
       SUBACCOUNT        DECEMBER 31, 1999    DECEMBER 31, 1999    DECEMBER 31, 1999    DECEMBER 31, 1999
       ----------        ------------------   ------------------   ------------------   ------------------
Janus Aspen Series
  Aggressive Growth.....          N/A                 N/A                  N/A                 62.08%
Janus Aspen Series
  Balanced..............          N/A                 N/A                  N/A                  9.91%
Janus Aspen Series
  Capital
  Appreciation..........          N/A                 N/A                  N/A                 28.82%
Janus Aspen Series
  Worldwide Growth......          N/A                 N/A                  N/A                 39.00%

4.  THE TABLE ON PAGE (8) IS AMENDED TO READ AS FOLLOWS:

                            MONY VARIABLE ACCOUNT A
                       PRO FORMA YIELD FOR 30-DAY PERIOD

                                                                  YIELD FOR
                                                                30 DAYS ENDED
                                                              DECEMBER 31, 1999
                                                              -----------------
MONY Intermediate Term Bond.................................        4.99%
MONY Long Term Bond.........................................        5.20%
MONY Government Securities..................................        4.88%
Enterprise High Yield Bond..................................        8.00%

     --------------------
      The 30-day yield is not indicative of future results.

5.  THE TABLE ON PAGE (9) IS AMENDED TO READ AS FOLLOWS:

                            MONY VARIABLE ACCOUNT A

                     PRO FORMA PERIOD TO DATE TOTAL RETURN
                        (JANUARY 1 TO FEBRUARY 11, 2000)
                (ASSUMING $1000 PAYMENT AT BEGINNING OF PERIOD)

                                                           SURRENDER AT      NO SURRENDER
                       SUBACCOUNT                          END OF PERIOD   CONTRACT IN FORCE
                       ----------                          -------------   -----------------
MONY Government Securities...............................      -6.79%            -0.52%
MONY Intermediate Term Bond..............................      -6.79%            -0.52%
MONY Long Term Bond......................................      -5.23%             1.15%
Enterprise Equity........................................      -4.87%             1.53%
Enterprise Small Company Value...........................      -7.16%            -0.92%
Enterprise Managed.......................................     -12.20%            -6.30%
Enterprise International Growth..........................      -8.15%            -1.98%
Enterprise High Yield Bond...............................      -7.16%            -0.92%
Enterprise Growth........................................     -11.44%            -5.49%
Enterprise Growth and Income.............................     -11.92%            -6.00%
Enterprise Small Company Growth..........................       1.71%             8.55%
Enterprise Equity Income.................................     -15.87%           -10.21%
Enterprise Capital Appreciation..........................     -10.56%            -4.54%
Enterprise Multi-Cap Growth..............................       3.93%            10.92%
Enterprise Balanced......................................      -9.69%            -3.61%
Dreyfus Stock Index......................................     -11.59%            -5.64%
The Dreyfus Socially Responsible Growth..................      -9.34%            -3.25%
Fidelity VIP Growth......................................      -4.84%             1.56%
Fidelity VIP II Contrafund(R)............................      -6.97%            -0.72%

                                                           SURRENDER AT      NO SURRENDER
                       SUBACCOUNT                          END OF PERIOD   CONTRACT IN FORCE
                       ----------                          -------------   -----------------
Fidelity VIP III Growth Opportunities....................     -12.72%            -6.85%
Janus Aspen Series Aggressive Growth.....................       7.74%            14.99%
Janus Aspen Series Balanced..............................      -4.93%             1.46%
Janus Aspen Series Capital Appreciation..................      -4.07%             2.38%
Janus Aspen Series Worldwide Growth......................       2.64%             9.54%

Form No. 14433 SL (8/16/00)                           Registration No. 333-72259

                                   PROSPECTUS
                               Dated May 1, 2000

             Individual Flexible Payment Variable Annuity Contracts

                                   Issued By

                            MONY Variable Account A
                          MONY Life Insurance Company

MONY Life Insurance Company (the "Company") issues the flexible payment variable annuity contract described in this prospectus. Among the contract's many terms are:

Allocation of Purchase Payments and Cash Value

- You can tell us what to do with your purchase payments. You can also tell us what to do with the fund value your contract may create for you resulting from those purchase payments.

     - You can tell us to place them into a separate account. That separate account is called MONY Variable Account A.

        - If you do, you can also tell us to place your purchase payments and fund values into any 20 of the 25 different subaccounts. Each of these subaccounts seeks to achieve a different investment objective. The subaccounts invest in shares of the following portfolios of the MONY Series Fund, Inc., The Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III and Janus Aspen Series ("the Funds").

          - MONY Series Fund, Inc.

             - Money Market Portfolio, Government Securities Portfolio, Long
               Term Bond Portfolio and Intermediate Term Bond Portfolio

          - Enterprise Accumulation Trust

             - Equity Income Portfolio, Growth and Income Portfolio, Growth
               Portfolio, Equity Portfolio, Capital Appreciation Portfolio, Managed Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, International Growth Portfolio, High Yield Bond Portfolio, Multi-Cap Growth Portfolio and Balanced Portfolio.

          - Dreyfus Stock Index Fund

          - The Dreyfus Socially Responsible Growth Fund, Inc.

          - Fidelity Variable Insurance Products Fund

             - Growth Portfolio

          - Fidelity Variable Insurance Products Fund II

             - Contrafund(R) Portfolio

          - Fidelity Variable Insurance Products Fund III

             - Growth Opportunities Portfolio

          - Janus Aspen Series

             - Aggressive Growth Portfolio, Balanced Portfolio, Capital
               Appreciation Portfolio and Worldwide Growth Portfolio.

     - You can also tell us to place some or all of your purchase payments and fund values into our Guaranteed Interest Account. Our account will pay you a guaranteed interest rate annually, and we will guarantee that those purchase payments and fund values will not lose any value, so long as you leave the purchase payments and fund values in the Account. Purchase payments and fund values you place into the Guaranteed Interest Account become part of our assets.

Living Benefits

- Annuity Benefits

- This contract is designed to pay to you the cash value in periodic installments.

- Fund Value Benefits

     - You may ask for some or all of the contract's fund value at any time. If you do, we may deduct a surrender charge.

- Loans

     - You may borrow up to 50% of the fund value of the contract if you are a qualified retirement plan under Internal Revenue Code Section 401(k). You will have to pay interest to us on the amount borrowed.

Death Benefit

- We will pay a death benefit to your beneficiary upon the death of the person you name as annuitant before the annuity starting date.

Fees and Charges

- The contract allows us to deduct certain charges from the fund value. These charges are detailed in this prospectus.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information dated March 15, 2000 containing additional information about the Contracts is incorporated herein by reference. It has been filed with the Securities and Exchange Commission and is available from the Company without charge upon written request to the address shown on the request form on page 51 of this prospectus or by telephoning 1-800-487-6669. The Table of Contents of the Statement of Additional Information can be found on page 51 of this prospectus.

This prospectus is not an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction where such may not be lawfully made.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the prospectus. Any representation to the contrary is a criminal offense. This prospectus contains basic information that you should know before investing. It comes with prospectuses for the MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III and Janus Aspen Series. You should read these prospectuses carefully and keep them for future reference.

                          MONY Life Insurance Company
                    1740 Broadway, New York, New York 10019
                                 1-800-487-6669

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Summary of the Contract.....................................  1
Definitions.................................................  1
  Purpose of the Contract...................................  1
  Purchase Payments and Fund Values.........................  1
  MONY Variable Account A...................................  2
  Guaranteed Interest Account...............................  2
  Minimum Purchase Payments.................................  2
  Transfer of Fund Values...................................  3
  Contract Loans............................................  3
  Surrender.................................................  3
  Charges and Deductions....................................  3
  Right to Return Contract Provision........................  3
  Death Benefit.............................................  3
Detailed Information About the Company and MONY Variable
  Account A.................................................  11
  MONY Life Insurance Company...............................  11
  Year 2000 Issue...........................................  11
  MONY Variable Account A...................................  11
The Funds...................................................  17
  Purchase of Portfolio Shares by MONY Variable Account A...  23
  Guaranteed Interest Account...............................  23
Detailed Information About the Policy.......................  24
  Payment and Allocation of Purchase Payments...............  24
  Termination of the Contract...............................  29
Surrenders..................................................  29
Loans.......................................................  30
Death Benefit...............................................  31
  Death Benefit Provided by the Contract....................  31
  Enhanced Death Benefit Options............................  31
  Election and Effective Date of Election...................  32
  Payment of Death Benefit..................................  33
Charges and Deductions......................................  34
  Deductions from Purchase Payments.........................  34
  Charges Against Fund Value................................  34
Annuity Provisions..........................................  38
  Annuity Payments..........................................  38
  Election and Change of Settlement Option..................  38
  Settlement Options........................................  39
  Frequency of Annuity Payments.............................  39
  Additional Provisions.....................................  40
Guaranteed Interest Account.................................  40
Other Provisions............................................  41
  Ownership.................................................  41
  Provision Required by Section 72(s) of the Code...........  41
  Provision Required by Section 401(a)(9) of the Code.......  42
  Secondary Annuitant.......................................  42
  Assignment................................................  43

                                                              PAGE
                                                              ----
  Change of Beneficiary.....................................  43
  Substitution of Securities................................  44
  Modification of the Contracts.............................  44
  Change in Operation of MONY Variable Account A............  44
Voting Rights...............................................  44
Distribution of the Contracts...............................  46
Federal Tax Status..........................................  46
  Introduction..............................................  46
  Tax Treatment of the Company..............................  46
  Taxation of Annuities in General..........................  46
  Retirement Plans..........................................  48
Performance Data............................................  48
Additional Information......................................  50
Legal Proceedings...........................................  50
Financial Statements........................................  50
Table of Contents of Statement of Additional Information....  51

                            SUMMARY OF THE CONTRACT

     This summary provides you with a brief overview of the more important aspects of your Contract. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this Summary and in your contract. This summary and the entire prospectus will describe the part of the contract involving MONY Variable Account A. The prospectus also briefly will describe the Guaranteed Interest Account and the portfolios offered by the Funds. Guaranteed Interest Account is contained in your contract. More detailed information about the portfolios offered by the Funds is contained in the prospectuses attached to this prospectus.

                                  DEFINITIONS

THIS PROSPECTUS CONTAINS SOME SPECIALIZED TERMS. WE HAVE DEFINED SPECIALIZED TERMS ON THE PAGE WHERE THEY FIRST APPEAR. THE DEFINITIONS WILL APPEAR ON THE PAGE IN A BOX LIKE THIS ONE.

PURPOSE OF THE CONTRACT

     The Contract is an Individual Flexible Payment Variable Annuity Contract (the "Contract" or "Contracts").

     The Contract is designed to allow an owner to make purchase payments to the Company under the Contract. Those purchase payments are allocated at the owner's choice among the subaccounts of MONY Variable Account A and the Guaranteed Interest Account. Those purchase payments can accumulate for a period of time and create fund values for the owner. The owner can choose the length of time that such purchase payments may accumulate. The owner may choose at some point in the future to receive annuity benefits based upon those accumulated fund values.

     An owner may use the Contract's design to accumulate fund values for various purposes including retirement or to supplement other retirement programs. Some of these retirement programs ( the "Qualified Plans") may qualify for federal income tax advantages available under Sections 401, 403 (other than Section 403(b)), 408, 408A and 457 of the Internal Revenue Code (the "Code").

QUALIFIED PLANS -- Retirement plans that receive favorable tax treatment under
Section 401, 403 (other than Section 403(b)), 408 or 457 of the Internal Revenue Code.

QUALIFIED CONTRACTS -- Contracts issued under Qualified Plans.

     The Contract is also designed to allow the owner to request payments of part or all of the accumulated fund values before the owner begins to receive annuity benefits. This payment may result in the imposition of a surrender charge. It may also be subject to income and other taxes.

PURCHASE PAYMENTS AND FUND VALUES

     The purchase payments you make for the Contract are received by the Company. Currently those purchase payments are not subject to taxes imposed by the United States Government or any state or local government.

     You may allocate your purchase payments to one or more of the subaccounts of MONY Variable Account A that are available under the Contract and/or to the Guaranteed Interest Account. The purchase payments you allocate among the various subaccounts of MONY Variable Account A may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. There is no guarantee that the value of the purchase payments you allocate to any of the subaccounts of MONY Variable Account A will increase or that the purchase payments you make will not lose value.

     Purchase payments you allocate to the Guaranteed Interest Account will be credited with interest at a rate determined by the Company. That rate will not be less than 3.5%.

MONY VARIABLE ACCOUNT A

     MONY Variable Account A is a separate investment account of MONY Life Insurance Company (the "Company"). MONY Variable Account A's assets are owned by the Company, but are not chargeable with liabilities arising from any other business the Company conducts.

     The subaccounts of MONY Variable Account A invest in shares of the Funds at their net asset value. (See "The Funds" at page 17). Owners bear the entire investment risk for all amounts allocated to MONY Variable Account A subaccounts.

OWNER -- The person so designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Owner. A collateral assignee is not the Owner.

PURCHASE PAYMENT (PAYMENT) -- An amount paid to the Company by the Owner or on the Owner's behalf as consideration for the benefits provided by the Contract.

GUARANTEED INTEREST ACCOUNT

     The Guaranteed Interest Account is part of the Company's general account. It consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company. Net Purchase Payments allocated to the Guaranteed Interest Account will be credited with interest at rates guaranteed by the Company for specified periods. (See "Guaranteed Interest Account" at page 23.)

FUND VALUE -- The aggregate dollar value as of any Business Day of all amounts accumulated under each of the subaccounts, the Guaranteed Interest Account, and the Loan Account of the Contract. If the term Fund Value is preceded or followed by the terms subaccount(s), the Guaranteed Interest Account, and the Loan Account, or any one or more of those terms, Fund Value means only the Fund Value of the subaccount, the Guaranteed Interest Account or the Loan Account, as the context requires.

BUSINESS DAY -- Each day that the New York Stock Exchange is open for trading.

MINIMUM PURCHASE PAYMENTS

     The minimum purchase payment for individuals varies depending upon the purchaser of the contract and the method of paying the purchase payments. See "Payment and Allocation of Purchase Payments" on page 24.

     Additional purchase payments of at least $100 may be made at any time. However, for certain automatic payment plans, the smallest additional payment is $50. (See "Issuance of the Contract" at page 24.) The Company may change any of these requirements in the future.

TRANSFER OF FUND VALUES

     You may transfer fund value among the subaccounts and to or from the Guaranteed Interest Account. Transfers may be made by telephone if the proper form has been completed, signed, and received by the Company at its Syracuse Operations Center. (See "Transfers", page 28.)

CONTRACT LOANS

     If your contract permits, you may borrow up to 50% of your Contract's fund value from the Company. Your contract will be the only security required for the loan. Contracts issued to Qualified Plans are generally the only Contracts which permit loans. An amount equal to the amount of the loan is transferred to the loan account as security for the loan. The loan account is part of the Company's general account.

     We will charge you interest on the amount borrowed. If you do not pay the interest when due, the amount due will be borrowed from the Contract's fund value.

SURRENDER

     You may surrender all or part of the Contract at any time and receive its cash value while the annuitant is alive prior to the annuity starting date. We may impose a surrender charge. The amounts you receive upon surrender may be subject to income taxes. (See "Federal Tax Status" at page 46.)

CHARGES AND DEDUCTIONS

     The Contract provides for the deduction of various charges and expenses from the fund value of the Contract. These deductions are summarized in the table on page 34 and discussed in greater detail beginning on page 34.

NON-QUALIFIED CONTRACTS -- Contracts issued under Non-Qualified Plans.

NON-QUALIFIED PLANS -- Retirement Plans that do not receive favorable tax treatment under Sections 401, 403, 408, or 457 of the Internal Revenue Code.

RIGHT TO RETURN CONTRACT PROVISION

     You have the right to examine the Contract when you receive it. You may return the Contract for any reason within ten days from the day you receive it. You will receive a full refund of the purchase payments received by the Company. During the Right to Return Contract period, purchase payments will be retained in the Company's general account and will earn interest at a rate not less than 3 1/2% per year. If you have not returned the Contract at the end of the Right to Return Contract period, we transfer the net purchase payments with interest to the subaccounts and/or the Guaranteed Interest Account.

DEATH BENEFIT

     If the Annuitant (and the Secondary Annuitant, if any) dies before the date the annuity payments start, the Company will pay a death benefit to the Beneficiary. Under certain circumstances, an Enhanced Death Benefit may be payable. If the Annuitant dies after annuity payments start, no death benefit is payable except as may be payable under the settlement option selected. (See "Death Benefit" at page 31 and "Enhanced Death Benefit Options" at page 31.)

ANNUITANT -- The person upon whose continuation of life any annuity payment depends and to whom annuity payments are made.

SECONDARY ANNUITANT -- The party designated by the Owner to become the Annuitant, subject to certain conditions, on the death of the Annuitant.

BENEFICIARY -- The party entitled to receive benefits payable at the death of the Annuitant or (if applicable) the Secondary Annuitant.

                          MONY LIFE INSURANCE COMPANY

                            MONY VARIABLE ACCOUNT A
               TABLE OF FEES FOR THE YEAR ENDED DECEMBER 31, 1999

CONTRACTOWNER TRANSACTION EXPENSES:
Maximum Deferred Sales Load (Surrender Charge) (as a
  percentage of amount surrendered).........................     7%*

MAXIMUM ANNUAL CONTRACT CHARGE..............................  $ 30**

MAXIMUM TRANSFER CHARGE.....................................  $ 25**

SEPARATE ACCOUNT ANNUAL EXPENSES:
Maximum Mortality and Expense Risk Fees.....................  1.25%***
Total Separate Account Annual Expenses......................  1.25%***

---------------

  * The Surrender Charge percentage, which reduces to zero as shown in the table on page 36, is determined by the Contract Year in which the surrender occurs. See Surrender Charge Percentage Table on page 36. The Surrender Charge may be reduced under certain circumstances which include reduction in order to guarantee that certain amounts may be received free of surrender charge. See "Charges against Fund Value -- Free Partial Surrender Amount" at page 37.

 ** The Annual Contract Charge is currently $0. However, the Company may in the future change the amount of the charge to an amount not exceeding $30 per contract year. See "Charges Against Fund Value -- Annual Contract Charge", at page 35. The Transfer Charge currently is $0. However, the Company has reserved the right to impose a charge for each transfer over 12, which will not exceed $25. See "Charges Against Fund Value -- Transfer Charge" at page 35.

*** The Mortality and Expense Risk charge is deducted daily equivalent to a current annual rate of 1.25 percent (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.35%) from the value of the net assets of the Separate Account.

                             MONY SERIES FUND, INC.

         PRO FORMA ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1999
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                 GOVERNMENT
                                            INTERMEDIATE TERM     LONG TERM      SECURITIES   MONEY MARKET
                                             BOND PORTFOLIO     BOND PORTFOLIO   PORTFOLIO     PORTFOLIO
                                            -----------------   --------------   ----------   ------------
Management Fees...........................        0.50%              0.50%          0.50%         0.40%
Expenses..................................        0.07%              0.05%          0.08%         0.04%
                                                  ----               ----           ----          ----
Total Annual Expenses.....................        0.57%              0.55%          0.58%(1)      0.44%
                                                  ====               ====           ====          ====

---------------

(1) Expenses did not include custodial credits. With custodial credits, expenses would have been 0.57%.

                         ENTERPRISE ACCUMULATION TRUST

         PRO FORMA ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1999
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                              SMALL                                   HIGH        SMALL
                                             COMPANY                INTERNATIONAL     YIELD      COMPANY     EQUITY
                                 EQUITY       VALUE      MANAGED       GROWTH         BOND       GROWTH      INCOME      GROWTH
                                PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                                ---------   ---------   ---------   -------------   ---------   ---------   ---------   ---------
Management Fees..............     0.78%       0.80%       0.72%         0.85%         0.60%       1.00%       0.75%       0.75%
Expenses.....................     0.04%       0.04%       0.04%         0.16%         0.09%       0.40%       0.30%       0.09%
                                  -----       -----       -----         -----         -----       -----       -----       -----
Total Accumulation Trust.....
Annual Expenses After
 Reimbursement...............     0.82%       0.84%       0.76%         1.01%         0.69%     1.40%(1)    1.05%(1)      0.84%
                                  =====       =====       =====         =====         =====       =====       =====       =====

                                               GROWTH
                                 CAPITAL         AND
                               APPRECIATION    INCOME
                                PORTFOLIO     PORTFOLIO
                               ------------   ---------
Management Fees..............     0.75%         0.75%
Expenses.....................     0.41%         0.19%
                                  -----         -----
Total Accumulation Trust.....
Annual Expenses After
 Reimbursement...............     1.16%         0.94%
                                  =====         =====

---------------

(1) Enterprise Capital Management, Inc. has contractually agreed to limit expenses on these Portfolios to the amount shown. This contractual limitation is in effect until April 30, 2001. Without the contractual limitation, the total expenses would have been as follows: Small Company Growth -- 1.55%; and Equity Income -- 1.20%.

                         ENTERPRISE ACCUMULATION TRUST

         PRO FORMA ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1999
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                      MULTI-CAP
                                                              BALANCED PORTFOLIO   GROWTH PORTFOLIO
                                                              ------------------   ----------------
Management Fees.............................................         0.75%               1.00%
Expenses....................................................         0.20%               0.40%
                                                                     ----                ----
Total Annual Expenses*......................................         0.95%               1.40%
                                                                     ====                ====

---------------

* Enterprise Capital Management, Inc. has contractually agreed to limit expenses on these Portfolios to the amount shown. This contractual limitation is in effect until April 30, 2001. Without the contractual limitation, the total expenses would have been as follows: Balanced -- 1.89%; and Multi-Cap
  Growth -- 1.52%.

                            DREYFUS STOCK INDEX FUND

         PRO FORMA ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1999
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees.............................................  0.245%
Expenses....................................................  0.015%
                                                              -----
Total Annual Expenses.......................................   0.26%
                                                              =====

               THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

         PRO FORMA ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1999
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees.............................................  0.75%
Expenses....................................................  0.04%
                                                              ----
Total Annual Expenses.......................................  0.79%
                                                              ====

                   FIDELITY VARIABLE INSURANCE PRODUCTS FUND

         PRO FORMA ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1999
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                              GROWTH PORTFOLIO
                                                              ----------------
Management Fees.............................................        0.58%
Expenses....................................................        0.09%
Distribution and Service (12b-1) Fee........................        0.10%
                                                                    ----
Total Annual Expenses*......................................        0.77%
                                                                    ====

---------------
* Expenses do not include reimbursements. With reimbursements, expenses would have been 0.75%.

                   FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

          PRO FORMA ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1999
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                  CONTRAFUND(R)
                                                                    Portfolio
                                                              ---------------------
Management Fees.............................................          0.58%
Expenses....................................................          0.10%
Distribution and Service (12b-1) Fee........................          0.10%
                                                                      ----
Total Annual Expenses*......................................          0.78%
                                                                      ====

---------------
* Expenses do not include reimbursements. With reimbursements, expenses would have been 0.75%.

                 FIDELITY VARIABLE INSURANCE PRODUCTS FUND III

         PRO FORMA ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1999
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                              GROWTH OPPORTUNITIES
                                                              --------------------
Management Fees.............................................          0.58%
Expenses....................................................          0.11%
Distribution and Service (12b-1) Fee........................          0.10%
                                                                      ----
Total Annual Expenses*......................................          0.79%
                                                                      ====

---------------
* Expenses do not include reimbursements. With reimbursements, expenses would have been 0.78%.

                               JANUS ASPEN SERIES

         PRO FORMA ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1999
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                       AGGRESSIVE                 CAPITAL      WORLDWIDE
                                                         GROWTH     BALANCED    APPRECIATION    GROWTH
                                                       PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO
                                                       ----------   ---------   ------------   ---------
Management Fees......................................     0.65%       0.65%         0.65%        0.65%
Other Expenses.......................................     0.02%       0.02%         0.04%        0.05%
                                                          ----        ----          ----         ----
Total Annual Expenses*...............................     0.67%       0.67%         0.69%        0.70%
                                                          ====        ====          ====         ====

---------------

 * Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in management fee.

     The purpose of the Table of Fees beginning on page 4 is to assist the Owner in understanding the various costs and expenses that the Owner will bear, directly or indirectly. The table reflects the expenses of the separate account as well as of the Funds. The Funds have provided information relating to their respective operations. The expenses borne by the Separate Account are explained under the caption "Charges and Deductions" at page 34 of this Prospectus. The expenses borne by the Funds are explained in the accompanying prospectuses for the Funds. The table does not reflect income taxes or penalty taxes which may become payable under the Internal Revenue Code or premium or other taxes which may be imposed under state or local laws.

EXAMPLE

     If you surrender your Contract at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                                           AFTER      AFTER      AFTER      AFTER
                       SUBACCOUNT                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                       ----------                          ------    -------    -------    --------
MONY Money Market........................................   $82       $113       $145        $200
MONY Intermediate Term Bond..............................   $83       $117       $151        $214
MONY Long Term Bond......................................   $83       $116       $150        $212
MONY Government Securities...............................   $83       $117       $151        $214
Enterprise Equity........................................   $86       $124       $164        $240
Enterprise Small Company Value...........................   $86       $125       $164        $242
Enterprise Managed.......................................   $85       $122       $161        $234
Enterprise International Growth..........................   $88       $129       $173        $260
Enterprise High Yield Bond...............................   $85       $120       $157        $226
Enterprise Growth........................................   $86       $125       $164        $242
Enterprise Growth and Income.............................   $87       $127       $169        $252
Enterprise Small Company Growth..........................   $91       $143       $197        $312
Enterprise Equity Income.................................   $88       $133       $180        $277
Enterprise Capital Appreciation..........................   $89       $134       $180        $275
Enterprise Multi-Cap Growth..............................   $91       $143       $196        $309
Enterprise Balanced......................................   $87       $146       $206        $338
Dreyfus Stock Index......................................   $81       $108       $136        $180
The Dreyfus Socially Responsible Growth..................   $86       $123       $162        $237
Fidelity VIP Growth......................................   $85       $122       $160        $233
Fidelity VIP II Contrafund(R)............................   $85       $122       $160        $233
Fidelity VIP III Growth Opportunities....................   $85       $123       $162        $236
Janus Aspen Series Aggressive Growth.....................   $84       $120       $156        $224
Janus Aspen Series Balanced..............................   $84       $120       $156        $224
Janus Aspen Series Capital Appreciation..................   $85       $120       $157        $226
Janus Aspen Series Worldwide Growth......................   $85       $121       $158        $227

     If you annuitize at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                                           AFTER      AFTER      AFTER      AFTER
                       SUBACCOUNT                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                       ----------                          ------    -------    -------    --------
MONY Money Market........................................   $82       $113       $ 92        $200
MONY Intermediate Term Bond..............................   $83       $117       $ 99        $214
MONY Long Term Bond......................................   $83       $116       $ 97        $212
MONY Government Securities...............................   $83       $117       $ 99        $214
Enterprise Equity........................................   $86       $124       $111        $240
Enterprise Small Company Value...........................   $86       $125       $112        $242
Enterprise Managed.......................................   $85       $122       $108        $234
Enterprise International Growth..........................   $88       $129       $121        $260
Enterprise High Yield Bond...............................   $85       $120       $105        $226
Enterprise Growth........................................   $86       $125       $112        $242
Enterprise Growth and Income.............................   $87       $127       $117        $252
Enterprise Small Company Growth..........................   $91       $143       $147        $312
Enterprise Equity Income.................................   $88       $133       $129        $277
Enterprise Capital Appreciation..........................   $89       $134       $129        $275
Enterprise Multi-Cap Growth..............................   $91       $143       $145        $309
Enterprise Balanced......................................   $87       $146       $156        $338
Dreyfus Stock Index......................................   $81       $108       $ 82        $180
The Dreyfus Socially Responsible Growth..................   $86       $123       $110        $237
Fidelity VIP Growth......................................   $85       $122       $108        $233
Fidelity VIP II Contrafund(R)............................   $85       $122       $108        $233
Fidelity VIP III Growth Opportunities....................   $85       $123       $109        $236
Janus Aspen Series Aggressive Growth.....................   $84       $120       $104        $224
Janus Aspen Series Balanced..............................   $84       $120       $104        $224
Janus Aspen Series Capital Appreciation..................   $85       $120       $105        $226
Janus Aspen Series Worldwide Growth......................   $85       $121       $105        $227

     If you do not surrender your Contract at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                                           AFTER      AFTER      AFTER      AFTER
                       SUBACCOUNT                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                       ----------                          ------    -------    -------    --------
MONY Money Market........................................   $17        $53       $ 92        $200
MONY Intermediate Term Bond..............................   $18        $57       $ 99        $214
MONY Long Term Bond......................................   $18        $57       $ 97        $212
MONY Government Securities...............................   $18        $57       $ 99        $214
Enterprise Equity........................................   $21        $65       $111        $240
Enterprise Small Company Value...........................   $21        $65       $112        $242
Enterprise Managed.......................................   $20        $63       $108        $234
Enterprise International Growth..........................   $23        $71       $121        $260
Enterprise High Yield Bond...............................   $20        $61       $105        $226
Enterprise Growth........................................   $21        $65       $112        $242
Enterprise Growth and Income.............................   $22        $69       $117        $252
Enterprise Small Company Growth..........................   $27        $85       $147        $312
Enterprise Equity Income.................................   $23        $75       $129        $277
Enterprise Capital Appreciation..........................   $24        $75       $129        $275
Enterprise Multi-Cap Growth..............................   $27        $85       $145        $309
Enterprise Balanced......................................   $22        $88       $156        $338
Dreyfus Stock Index......................................   $15        $48       $ 82        $180
The Dreyfus Socially Responsible Growth..................   $21        $64       $110        $237
Fidelity VIP Growth......................................   $20        $63       $108        $233

                                                           AFTER      AFTER      AFTER      AFTER
                       SUBACCOUNT                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                       ----------                          ------    -------    -------    --------
Fidelity VIP II Contrafund(R)............................   $20        $63       $108        $233
Fidelity VIP III Growth Opportunities....................   $21        $64       $109        $236
Janus Aspen Series Aggressive Growth.....................   $19        $60       $104        $224
Janus Aspen Series Balanced..............................   $19        $60       $104        $224
Janus Aspen Series Capital Appreciation..................   $20        $61       $105        $226
Janus Aspen Series Worldwide Growth......................   $20        $61       $105        $227

     THE EXAMPLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. ALL VARIABLE ACCOUNT EXPENSES AS WELL AS PORTFOLIO COMPANY (THE FUNDS) EXPENSES ARE REFLECTED IN THE EXAMPLES. EXPENSE REIMBURSEMENTS ARE REFLECTED ONLY IN THE YEARS WHERE THERE IS A CONTRACTUAL OBLIGATION IN EFFECT. NOT REFLECTED IN THE EXAMPLES WHICH ASSUME SURRENDER AT THE END OF EACH TIME PERIOD ARE INCOME TAXES AND PENALTY TAXES WHICH MAY BECOME PAYABLE UNDER THE INTERNAL REVENUE CODE OR PREMIUM OR OTHER TAXES WHICH MAY BE IMPOSED UNDER STATE OR LOCAL LAWS.

      The following chart may help you understand how the contract works:

                        [MONY VARIABLE ACCOUNT A CHART]

                     DETAILED INFORMATION ABOUT THE COMPANY
                          AND MONY VARIABLE ACCOUNT A

MONY LIFE INSURANCE COMPANY

     MONY Life Insurance Company issues the Contract. In this prospectus, MONY Life Insurance Company is called (the "Company"). The Company is a stock life insurance company organized in the State of New York. The Company is currently licensed to sell life insurance and annuities in all 50 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands.

     The principal office of the Company is located at 1740 Broadway, New York, New York. The Company was organized as a mutual life insurance company under the laws of the State of New York in 1842 under the name The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. The demutualization did not have any material effect on the obligations of the Company under the Contracts or on MONY Variable Account A.

     At August 16, 1999, the rating assigned to the Company by A.M. Best Company, Inc., an independent insurance company rating organization, was upgraded to A (Excellent). This rating is based upon an analysis of financial condition and operating performance. The A.M. Best rating of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the policies.

YEAR 2000 ISSUE

  State of Readiness

     In 1996, the Company on behalf of itself and its affiliates (hereafter collectively referred to as "the Company and its subsidiaries") initiated a formal Year 2000 Project (the "Project") to resolve the Year 2000 issue. The scope of the Project was identified, and funding was established.

     The Company successfully completed its Year 2000 Project (the "Project") to ensure Year 2000 readiness. The Company developed and implemented an enterprise-wide plan to prepare for the Year 2000 issue by ensuring compliance of all applications, operating systems and hardware on mainframe, PC and local area network ("LAN") platforms; ensuring the compliance of voice and data network software and hardware; addressing issues related to non-IT systems in buildings, facilities and equipment which may contain date logic in embedded chips; and addressing the compliance of key vendors and other third parties.

     The total cost of the Project was $2.4 million. The Company does not expect to incur any material future costs on the Project.

     The Company has not experienced any material (or significant) Year 2000 related problems post-December 31, 1999 with its operations or with any external parties with which business is conducted. Based on this experience and the amount of work and testing the Company has previously performed, the Company believes the likelihood of a Year 2000 issue that would have a material effect on the Company's financial position and results of its operations continues to be remote as the Company performs month-end, leap year, quarter-end, and year-end processing. However, there is still the possibility that future Year 2000 related failures in the Company's systems or equipment and/or failure of external parties to achieve Year 2000 compliance could have a material adverse effect on the Company's financial position and results of its operations.

MONY VARIABLE ACCOUNT A

     MONY Variable Account A is a separate investment account of the Company. Presently, only purchase payments for individual flexible payment variable annuity contracts are permitted to be allocated to MONY Variable Account A. The assets in MONY Variable Account A are kept separate from the general account assets and other separate accounts of the Company.

     The Company owns the assets in MONY Variable Account A. The Company is required to keep assets in MONY Variable Account A that equal the total market value of the contract liabilities funded by MONY Variable Account A. Realized or unrealized income gains or losses of MONY Variable Account A are credited or charged against MONY Variable Account A assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the contracts are assets of MONY Variable Account A. MONY Variable Account A assets are not chargeable with liabilities of the Company's other businesses. All obligations under the contract are general corporate obligations of the Company. The Company may accumulate in MONY Variable Account A proceeds from various contract charges applicable to those assets. From time to time, assets exceeding the reserves and other liabilities of the Variable Account may be transferred in cash to the Company's General Account. Such transfers must have prior approval of the New York Insurance Department.

     MONY Variable Account A was authorized by the Board of Directors of the Company and established under New York law on November 28, 1990. MONY Variable Account A is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company. This does not involve any supervision by the SEC or the management or investment policies or practices of MONY Variable Account A. For state law purposes, MONY Variable Account A is treated as a part or division of the Company.

     MONY Variable Account A is divided into subdivisions called subaccounts. Each subaccount invests only in shares of a designated portfolio of the Funds. For example, the Long Term Bond Subaccount invests solely in shares of the MONY Series Fund, Inc. Long Term Bond Portfolio. These portfolios serve only as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. In the future, the Company may establish additional subaccounts of MONY Variable Account A. Future subaccounts may invest in other portfolios of the Funds or in other securities. MONY Series Fund, Inc. has a total of seven portfolios. Only four of the seven portfolios are available to you.

     The following table lists the subaccounts of MONY Variable Account A that are available to you, their respective investment objectives, and which Fund portfolio shares are purchased:

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   MONY MONEY MARKET SUBACCOUNT                  Seeks to maximize current income
                                                 consistent with preservation of capital
   This subaccount purchases shares of the       and maintenance of liquidity by investing
   MONY Series Fund, Inc. Money Market           primarily in high quality, short-term
   Portfolio.                                    money market instruments.
   --------------------------------------------------------------------------------------------

   MONY GOVERNMENT SECURITIES SUBACCOUNT         Seeks to maximize income and capital
                                                 appreciation by investing in bonds, notes
   This subaccount purchases shares of the       and other obligations either issued or
   MONY Series Fund, Inc. Government             guaranteed by the U.S. Government, its
   Securities Portfolio.                         agencies or instrumentalities, together
                                                 having a weighted average maturity of
                                                 between 4 to 8 years.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   MONY INTERMEDIATE TERM BOND SUBACCOUNT        Seeks to maximize income and capital
                                                 appreciation over the intermediate term by
   This subaccount purchases shares of the       investing in highly rated fixed income
   MONY Series Fund, Inc. Intermediate Term      securities issued by a diverse mix of
   Bond Portfolio.                               corporations, the U.S. Government and its
                                                 agencies or instrumentalities, as well as
                                                 mortgage-backed and asset-backed
                                                 securities together having a
                                                 dollar-weighted average maturity of
                                                 between 4 and 8 years.
   --------------------------------------------------------------------------------------------

   MONY LONG TERM BOND SUBACCOUNT                Seeks to maximize income and capital
                                                 appreciation over the longer term by
   This subaccount purchases shares of the       investing in highly-rated fixed income
   MONY Series Fund, Inc. Long Term Bond         securities issued by a diverse mix of
   Portfolio.                                    corporations, the U.S. Government and its
                                                 agencies or instrumentalities, as well as
                                                 mortgage-backed and asset-backed
                                                 securities together having a
                                                 dollar-weighted average maturity of more
                                                 than 8 years.
   --------------------------------------------------------------------------------------------

   ENTERPRISE EQUITY INCOME SUBACCOUNT           Seeks a combination of growth and income.
                                                 Seeks to achieve an above average and
   This subaccount purchases shares of the       consistent total return, primarily from
   Enterprise Accumulation Trust Equity          investments in dividend paying U.S. common
   Income Portfolio.                             stocks.
   --------------------------------------------------------------------------------------------

   ENTERPRISE GROWTH AND INCOME SUBACCOUNT       Seeks total return through capital
                                                 appreciation with income as a secondary
   This subaccount purchases shares of the       consideration by investing in a broadly
   Enterprise Accumulation Trust Growth and      diversified group of U.S. common stocks of
   Income Portfolio.                             large capitalization companies.
   --------------------------------------------------------------------------------------------

   ENTERPRISE GROWTH SUBACCOUNT                  Seeks capital appreciation, primarily from
                                                 investments in U.S. common stocks of large
   This subaccount purchases shares of the       capitalization companies. Pursues goal by
   Enterprise Accumulation Trust Growth          investing in companies with long-term
   Portfolio.                                    earnings potential, but which are
                                                 currently selling at a discount to their
                                                 estimated long-term value.
   --------------------------------------------------------------------------------------------

   ENTERPRISE EQUITY SUBACCOUNT                  Seeks long-term capital appreciation by
                                                 investing primarily in U.S. common stock
   This subaccount purchases shares of the       of companies that meet the portfolio
   Enterprise Accumulation Trust Equity          manager's criteria of high return on
   Portfolio.                                    investment capital, strong positions
                                                 within their industries, sound financial
                                                 fundamentals and management committed to
                                                 shareholder interests.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   ENTERPRISE CAPITAL APPRECIATION SUBACCOUNT    Seeks maximum capital appreciation,
                                                 primarily through investment in common
   This subaccount purchases shares of the       stocks of U.S. companies that demonstrate
   Enterprise Accumulation Trust Capital         accelerating earnings momentum and
   Appreciation Portfolio.                       consistently strong financial
                                                 characteristics.
   --------------------------------------------------------------------------------------------

   ENTERPRISE MANAGED SUBACCOUNT                 Seeks growth of capital over time by
                                                 investing in a portfolio consisting of
   This subaccount purchases shares of the       common stocks, bonds and cash equivalents,
   Enterprise Accumulation Trust Managed         the percentages of which vary over time
   Portfolio.                                    based on the investment manager's
                                                 assessment of economic and market trends
                                                 and its perception of the relative
                                                 investment values available from such
                                                 types of securities at any given time.
   --------------------------------------------------------------------------------------------

   ENTERPRISE SMALL COMPANY GROWTH SUBACCOUNT    Seeks capital appreciation by investing
                                                 primarily in common stocks of small
   This subaccount purchases shares of the       capitalization companies believed by the
   Enterprise Accumulation Trust Small           portfolio manager to have an outlook for
   Company Growth Portfolio.                     strong earnings growth and potential for
                                                 significant capital appreciation.
   --------------------------------------------------------------------------------------------

   ENTERPRISE SMALL COMPANY VALUE SUBACCOUNT     Seeks maximum capital appreciation by
                                                 investing primarily in common stocks of
   This subaccount purchases shares of the       small capitalization companies that the
   Enterprise Accumulation Trust Small           portfolio manager believes are
   Company Value Portfolio.                      undervalued -- that is the stock's market
                                                 price does not fully reflect the company's
                                                 value.
   --------------------------------------------------------------------------------------------

   ENTERPRISE INTERNATIONAL GROWTH SUBACCOUNT    Seeks capital appreciation by investing
                                                 primarily in a diversified portfolio of
   This subaccount purchases shares of the       non-United States equity securities that
   Enterprise Accumulation Trust                 the portfolio manager believes are
   International Growth Portfolio.               undervalued.
   --------------------------------------------------------------------------------------------
   ENTERPRISE HIGH YIELD BOND SUBACCOUNT         Seeks maximum current income by primarily
                                                 investing in high yield, income producing
   This subaccount purchases shares of the       U.S. corporate bonds rated B3 or better by
   Enterprise Accumulation Trust High Yield      Moody's Investors Service, Inc., or B- or
   Bond Portfolio.                               better by Standard & Poor's Corporation.
                                                 These lower rated bonds are commonly
                                                 referred to as "Junk Bonds." Bonds of this
                                                 type are considered to be speculative with
                                                 regard to the payment of interest and
                                                 return of principal. Investment in these
                                                 types of securities has special risks and
                                                 therefore, may not be suitable for all
                                                 investors. Investors should carefully
                                                 assess the risks associated with
                                                 allocating premium payments to this
                                                 subaccount.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   ENTERPRISE BALANCED SUBACCOUNT                Seeks long-term total return. Generally,
                                                 between 55% and 75% of its total assets
   This subaccount purchases shares of the       will be invested in equity securities, and
   Enterprise Accumulation Trust Balanced        between 45% and 25% in fixed income
   Portfolio.                                    securities to provide a stable flow of
                                                 income. Allocation will vary based on the
                                                 manager's assessment of the return
                                                 potential of each asset class.
   --------------------------------------------------------------------------------------------
   ENTERPRISE MULTI-CAP GROWTH SUBACCOUNT        Seeks long-term capital appreciation by
                                                 primarily investing in growth stocks.
   This subaccount purchases shares of the       Companies will tend to fall into one of
   Enterprise Accumulation Trust Multi-Cap       two categories: companies that offer goods
   Growth Portfolio.                             or services to a rapidly expanding
                                                 marketplace or companies experiencing a
                                                 major change that is expected to produce
                                                 advantageous results.
   --------------------------------------------------------------------------------------------
   DREYFUS STOCK INDEX SUBACCOUNT                Seeks to match the total return of the
                                                 Standard & Poor's 500 Composite Stock
   This subaccount purchases shares of the       Price Index. To pursue this goal, the fund
   Dreyfus Stock Index Fund.                     generally invests in all 500 stocks in the
                                                 S&P 500 in proportion to their weighting
                                                 in the index.
   --------------------------------------------------------------------------------------------
   THE DREYFUS SOCIALLY RESPONSIBLE              Seeks to provide capital growth, with
   GROWTH SUBACCOUNT                             current income as a secondary goal. To
                                                 pursue these goals, the fund invests
   This subaccount purchases shares of The       primarily in common stock of companies
   Dreyfus Socially Responsible Growth Fund,     that, in the opinion of its management,
   Inc.                                          meet traditional investment standards and
                                                 conduct their business in a manner that
                                                 contributes to the enhancement of the
                                                 quality of life in America.
   --------------------------------------------------------------------------------------------

   FIDELITY GROWTH SUBACCOUNT                    Seeks to achieve capital appreciation by
                                                 investing its assets primarily in common
   This subaccount purchases shares of           stocks that it believes have above-average
   Fidelity Variable Insurance Products Fund     growth potential. Tends to be companies
   (VIP) Growth Portfolio.                       with higher than average price/earnings
                                                 ratios, and with new products,
                                                 technologies, distribution channels or
                                                 other opportunities, or with a strong
                                                 industry or market position. May invest in
                                                 securities of foreign issuers in addition
                                                 to those of domestic issuers.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   FIDELITY CONTRAFUND(R) SUBACCOUNT             Seeks long-term capital appreciation by
                                                 investing mainly in equity securities of
   This subaccount purchases shares of           companies whose value is not fully
   Fidelity Variable Insurance Products Fund     recognized by the public. Typically,
   (VIP II) Contrafund(R) Portfolio.             includes companies in turnaround
                                                 situations, companies experiencing
                                                 transitory difficulties, and undervalued
                                                 companies. May invest in securities of
                                                 foreign issuers in addition to those of
                                                 domestic issuers.
   --------------------------------------------------------------------------------------------

   FIDELITY GROWTH OPPORTUNITIES                 Seeks to provide capital growth by
   SUBACCOUNT                                    investing primarily in common stocks. May
                                                 also invest in other types of securities,
   This subaccount purchases shares of           including bonds, which may be
   Fidelity Variable Insurance Products Fund     lower-quality debt securities. May invest
   (VIP III) Growth Opportunities Portfolio.     in securities of foreign issuers in
                                                 addition to those of domestic issuers.
   --------------------------------------------------------------------------------------------

   JANUS ASPEN SERIES AGGRESSIVE GROWTH          Seeks long-term growth of capital by
   SUBACCOUNT                                    investing primarily in common stocks
                                                 selected for their growth potential.
   This subaccount purchases shares of Janus     Normally, it invests at least 50% of its
   Aspen Series Aggressive Growth Portfolio.     equity assets in medium-sized companies
                                                 with market capitalization's falling
                                                 within the range of companies in the S&P
                                                 MidCap 400 Index.
   --------------------------------------------------------------------------------------------

   JANUS ASPEN SERIES BALANCED SUBACCOUNT        Seeks long-term capital growth, consistent
                                                 with preservation of capital and balanced
   This subaccount purchases shares of Janus     by current income. Normally invests 40-60%
   Aspen Series Balanced Portfolio.              of its assets in securities selected
                                                 primarily for their growth potential, and
                                                 40-60% in securities selected primarily
                                                 for their income potential and at least
                                                 25% of its assets in fixed-income
                                                 securities.
   --------------------------------------------------------------------------------------------

   JANUS ASPEN SERIES CAPITAL APPRECIATION       Seeks long-term growth of capital. It
   SUBACCOUNT                                    pursues its objective by investing
                                                 primarily in common stocks selected for
   This subaccount purchases shares of Janus     their growth potential. The portfolio may
   Aspen Series Capital Appreciation             invest in companies of any size, from
   Portfolio.                                    larger, well-established companies to
                                                 smaller, emerging growth companies.
   --------------------------------------------------------------------------------------------
   JANUS ASPEN SERIES WORLDWIDE GROWTH           Seeks long-term growth of capital in a
   SUBACCOUNT                                    manner consistent with the preservation of
                                                 capital. It pursues this objective by
   This subaccount purchases shares of Janus     investing primarily in common stocks of
   Aspen Series Worldwide Growth Portfolio.      companies of any size throughout the
                                                 world. Normally invests in issuers from at
                                                 least five different countries, including
                                                 the United States but may at times invest
                                                 in fewer than five countries or even in a
                                                 single country.
   --------------------------------------------------------------------------------------------

     The investment objectives of each portfolio (except for the Janus portfolios) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the portfolio affected. For each of the Funds a majority means the lesser of:

          (1) 67% of the portfolio shares represented at a meeting at which more than 50% of the outstanding portfolio shares are represented, or

          (2) More than 50% of the outstanding portfolio shares.

The investment objectives of the Janus portfolios are non-fundamental and may be changed by the Fund's Trustees without a shareholder vote.

                                   THE FUNDS

     Each available subaccount of MONY Variable Account A will invest only in the shares of the designated portfolio of the Funds. The Funds (except for the Dreyfus Stock Index Fund, Janus Aspen Series Aggressive Growth and Capital Appreciation Portfolios) are diversified, open-end management investment companies. The Dreyfus Stock Index Fund and Janus Aspen Series Aggressive Growth and Capital Appreciation Portfolios are non-diversified, open-end management investment companies. The Funds are registered with the SEC under the Investment Company Act of 1940. The SEC does not supervise the investments or investment policy of the Fund.

MONY SERIES FUND, INC.

     Only shares of four of the seven portfolios of MONY Series Fund, Inc. can be purchased by a subaccount available to you. Each of the portfolios has different investment objectives and policies. MONY Life Insurance Company of America, a wholly-owned subsidiary of the Company ("MONY America") is a registered investment adviser under the Investment Advisers Act of 1940. MONY America serves as investment adviser to MONY Series Fund, Inc. MONY America, as investment adviser, currently pays the compensation of the Fund's directors, officers, and employees who are affiliated in some way with the Company. MONY Series Fund, Inc. pays for all other expenses including, for example, the calculation of the net asset value of the portfolios. To carry out its duties as an investment adviser, MONY America has entered into a Services Agreement with the Company to provide personnel, equipment, facilities and other services. As the investment adviser to MONY Series Fund, Inc., MONY America receives a daily investment adviser fee for each portfolio (see chart below). Fees are deducted daily and paid to MONY America monthly.

     The following table describes the portfolios available and the investment adviser fees:

--------------------------------------------------------------------------------------------
                 PORTFOLIO                                 INVESTMENT ADVISER FEE
--------------------------------------------------------------------------------------------
  GOVERNMENT SECURITIES PORTFOLIO               Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million, and
                                                0.30% in excess of $800 million of the
                                                portfolio's aggregate average daily net
                                                assets.
--------------------------------------------------------------------------------------------

  LONG TERM BOND PORTFOLIO                      Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million, and
                                                0.30% in excess of $800 million of the
                                                portfolio's aggregate average daily net
                                                assets.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                 PORTFOLIO                                 INVESTMENT ADVISER FEE
--------------------------------------------------------------------------------------------
  INTERMEDIATE TERM BOND PORTFOLIO              Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million, and
                                                0.30% in excess of $800 million of the
                                                portfolio's aggregate average daily net
                                                assets.
--------------------------------------------------------------------------------------------

  MONEY MARKET PORTFOLIO                        Annual rate of 0.40% of the first $400
                                                million, 0.35% of the next $400 million, and
                                                0.30% of assets in excess of $800 million of
                                                the portfolio's aggregate average daily net
                                                assets.
--------------------------------------------------------------------------------------------

ENTERPRISE ACCUMULATION TRUST

     Enterprise Accumulation Trust has a number of portfolios, the shares of some of which can all be purchased by the subaccounts available to you. Enterprise Capital Management, Inc. ("Enterprise Capital"), a wholly owned subsidiary of MONY Life Insurance Company, is the investment adviser of Enterprise Accumulation Trust. Enterprise Capital is responsible for the overall management of the portfolios, including meeting the investment objectives and policies of the portfolios. Enterprise Capital contracts with sub-investment advisers to assist in managing the portfolios. For information about the sub-advisers for each Prospectus portfolio, see the Enterprise Accumulation Trust prospectus which accompanies this Prospectus. Enterprise Accumulation Trust pays an investment advisory fee to Enterprise Capital which in turn pays the sub-investment advisers. Fees are deducted daily and paid to Enterprise Capital on a monthly basis. The sub-investment adviser and daily investment adviser fees and sub-investment adviser fees for each portfolio are shown in the table below:

------------------------------------------------------------------------------------------------------
PORTFOLIO AND SUB-INVESTMENT ADVISER     INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------------------
  EQUITY PORTFOLIO                    Annual rate of 0.80% of the     Annual rate of 0.40% up to
                                      first $400 million, 0.75% of    $1 billion, and 0.30% in
  TCW Investment Management Company   the next $400 million and       excess of $1 billion of the
  is the sub-investment adviser.      0.70% in excess of $800         portfolio's average daily
                                      million of the portfolio's      net assets.
                                      average daily net assets.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
PORTFOLIO AND SUB-INVESTMENT ADVISER     INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------------------
  MANAGED PORTFOLIO                   Annual rate of 0.80% of the     OpCap Advisors' fee for the
                                      first $400 million, 0.75% of    assets of the portfolio it
  OpCap Advisors and Sanford C.       the next $400 million and       manages is an annual rate of
  Bernstein & Co., Inc. are           0.70% in excess of $800         0.40% up to $1 billion,
  co-sub-investment advisers.         million of the portfolio's      0.30% from $1 billion to $2
                                      average daily net assets.       billion, and 0.25% in excess
                                                                      of $2 billion of the
                                                                      portfolio's average daily
                                                                      net assets. Sanford C.
                                                                      Bernstein & Co., Inc.'s fee
                                                                      for the assets of the
                                                                      portfolio it manages is an
                                                                      annual rate of 0.40% up to
                                                                      $10 million, 0.30% from $10
                                                                      million to $50 million,
                                                                      0.20% from $50 million to
                                                                      $100 million, and 0.10% in
                                                                      excess of $100 million of
                                                                      the portfolio's average
                                                                      daily net assets.
------------------------------------------------------------------------------------------------------

  SMALL COMPANY VALUE PORTFOLIO       Annual rate of 0.80% of the     Annual rate of 0.40% of the
                                      first $400 million, 0.75% of    first $1 billion and 0.30%
  Gabelli Asset Management Company    the next $400 million and       in excess of $1 billion of
  is the sub-investment adviser.      0.70% in excess of $800         the portfolio's average
                                      million of the portfolio's      daily net assets.
                                      average daily net assets.
------------------------------------------------------------------------------------------------------

  HIGH YIELD BOND PORTFOLIO           Annual rate of 0.60% of the     Annual rate of 0.30% of the
                                      portfolio's average daily       first $100 million and 0.25%
  Caywood-Scholl Capital Management   net assets.                     in excess of $100 million of
  is the sub-investment adviser.                                      the portfolio's average
                                                                      daily net assets.
------------------------------------------------------------------------------------------------------

  INTERNATIONAL GROWTH PORTFOLIO      Annual rate of 0.85% of the     Annual rate of 0.40% of the
                                      portfolio's average daily       first $100 million, 0.35% of
  Vontobel USA Inc. is the            net assets.                     $100 million to $200
  sub-investment adviser.                                             million, 0.30% of $200
                                                                      million to $500 million and
                                                                      0.25% in excess of $500
                                                                      million of the portfolio's
                                                                      average daily net assets.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
PORTFOLIO AND SUB-INVESTMENT ADVISER     INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------------------
  GROWTH PORTFOLIO                    Annual rate of 0.75% of the     Annual rate of 0.30% of the
                                      portfolio's average daily       first $1 billion and 0.20%
  Montag & Caldwell, Inc. is the      net assets.                     in excess of $1 billion of
  sub-investment adviser.                                             the portfolio's average
                                                                      daily net assets.
------------------------------------------------------------------------------------------------------

  GROWTH AND INCOME PORTFOLIO         Annual rate of 0.75% of the     Annual rate of 0.30% of the
                                      portfolio's average daily       first $100 million, 0.25% of
  Retirement System Investors, Inc.   net assets.                     the next $100 million, and
  is the sub-investment adviser.                                      0.20% in excess of $200
                                                                      million of the portfolio's
                                                                      average daily net assets.
------------------------------------------------------------------------------------------------------

  EQUITY INCOME PORTFOLIO             Annual rate of 0.75% of the     Annual rate of 0.30% of the
                                      portfolio's average daily       first $100 million, 0.25% of
  1740 Advisers, Inc. (affiliate of   net assets.                     the next $100 million, and
  MONY Life Insurance Company of                                      0.20% in excess of $200
  America) is the sub-investment                                      million of the portfolio's
  adviser.                                                            average daily net assets.
------------------------------------------------------------------------------------------------------

  SMALL COMPANY GROWTH PORTFOLIO      Annual rate of 1.00% of the     Annual rate of 0.65% of the
                                      portfolio's average daily       first $50 million, 0.55% of
  William D. Witter, Inc. is the      net assets.                     the next $50 million and
  sub-investment adviser.                                             0.45% in excess of $100
                                                                      million of the portfolio's
                                                                      average daily net assets.
------------------------------------------------------------------------------------------------------

  CAPITAL APPRECIATION PORTFOLIO      Annual rate of 0.75% of the     Annual rate of 0.45% of the
                                      portfolio's average daily       portfolio's average daily
  Marsico Capital Management, LLC is  net assets.                     net assets.
  the sub-investment adviser.
------------------------------------------------------------------------------------------------------
  BALANCED PORTFOLIO                  Annual rate of 0.75% of the     Annual rate of 0.30% up to
                                      average daily net assets.       $100 million, 0.25% of $100
  Montag & Caldwell, Inc. is the                                      million to $200 million and
  sub-investment adviser.                                             0.20% in excess of $200
                                                                      million of the portfolio's
                                                                      average daily net assets.
------------------------------------------------------------------------------------------------------
  MULTI-CAP GROWTH PORTFOLIO          Annual rate of 1.00% of the     Annual rate of 0.40% of the
                                      average daily net assets.       average daily net assets.
  Fred Alger Management Inc. is the
  sub-investment adviser.
------------------------------------------------------------------------------------------------------

DREYFUS STOCK INDEX FUND
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

     The Dreyfus Corporation is the investment adviser of the Dreyfus Stock Index Fund and The Dreyfus Socially Responsible Growth Fund, Inc. As described below, The Dreyfus Corporation contracts with sub-investment advisers to assist in managing the portfolios as noted below. Fees are deducted on a monthly basis. The daily investment adviser fees and sub-investment adviser fees for each portfolio are shown in the table below.

------------------------------------------------------------------------------------------------------
PORTFOLIO AND SUB-INVESTMENT ADVISER     INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------------------
  DREYFUS STOCK INDEX FUND            Annual rate of 0.245% of the    Annual rate of 0.01% of the
                                      fund's average daily net        value of the fund's average
  Mellon Equity Associates is the     assets.                         daily net assets.
  sub-investment adviser.
------------------------------------------------------------------------------------------------------
  THE DREYFUS SOCIALLY RESPONSIBLE    Annual rate of 0.75% of the     Annual rate of 0.10% of the
  GROWTH FUND, INC.                   fund's average daily net        first $32 million, 0.15% in
                                      assets.                         excess of $32 million up to
  NCM Capital Management Group, Inc.                                  $150 million, 0.20% in
  is the sub-investment adviser.                                      excess of $150 million up to
                                                                      $300 million, 0.25% in
                                                                      excess of $300 million of
                                                                      the value of the fund's
                                                                      average daily net assets.
------------------------------------------------------------------------------------------------------

FIDELITY VARIABLE INSURANCE PRODUCTS FUND -- SERVICE CLASS -- GROWTH PORTFOLIO FIDELITY VARIABLE INSURANCE PRODUCTS FUND II -- SERVICE CLASS -- CONTRAFUND(R) PORTFOLIO
FIDELITY VARIABLE INSURANCE PRODUCTS FUND III -- SERVICE CLASS -- GROWTH OPPORTUNITIES PORTFOLIO

     Fidelity Management & Research ("FMR") is each fund's investment manager. As the manager, FMR is responsible for choosing investments for the funds and handling the funds' business affairs. Affiliates assist FMR with foreign investments. The daily investment adviser fee for each portfolio is shown in the table below.

------------------------------------------------------------------------------------------
   PORTFOLIO AND SUB-INVESTMENT ADVISERS                 INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------
  FIDELITY VARIABLE INSURANCE PRODUCTS         The fee is calculated by adding a group fee
  FUND -- GROWTH PORTFOLIO                     rate to an individual fee rate, dividing by
                                               twelve, and multiplying the result by the
                                               Fund's average net assets throughout the
                                               month. The group fee rate is based on the
                                               average net assets of all the mutual funds
                                               advised by FMR. This group rate cannot rise
                                               above 0.52% for this Fund, and it drops as
                                               total assets under management increase. The
                                               individual fee rate for this Fund is 0.30%
                                               of the Fund's average net assets.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
   PORTFOLIO AND SUB-INVESTMENT ADVISERS                 INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------
  FIDELITY VARIABLE INSURANCE PRODUCTS FUND    The fee is calculated by adding a group fee
  II -- CONTRAFUND(R) PORTFOLIO                rate to an individual fee rate, dividing by
                                               twelve, and multiplying the result by the
  Fidelity Management & Research (U.K.)        Fund's average net assets throughout the
  Inc. and Fidelity Management & Research      month. The group fee rate is based on the
  Far East Inc. are the sub-investment         average net assets of all the mutual funds
  advisers.                                    advised by FMR. This group rate cannot rise
                                               above 0.52% for this Fund, and it drops as
                                               total assets under management increase. The
                                               individual fee rate for this Fund is 0.30%
                                               of the Fund's average net assets.
------------------------------------------------------------------------------------------
  FIDELITY VARIABLE INSURANCE PRODUCTS FUND    The fee is calculated by adding a group fee
  III -- GROWTH OPPORTUNITIES PORTFOLIO        rate to an individual fee rate, dividing by
                                               twelve, and multiplying the result by the
  Fidelity Management & Research (U.K.)        Fund's average net assets throughout the
  Inc. and Fidelity Management & Research      month. The group fee rate is based on the
  Far East Inc. are the sub-investment         average net assets of all the mutual funds
  advisers.                                    advised by FMR. This group rate cannot rise
                                               above 0.52% for this Fund, and it drops as
                                               total assets under management increase. The
                                               individual fee rate for this Fund is 0.30%
                                               of the Fund's average net assets.
------------------------------------------------------------------------------------------

JANUS ASPEN SERIES

     Janus Aspen Series has several portfolios. The shares of four of the portfolios can be purchased by the subaccounts available to you. Janus Capital is the investment adviser to each of the portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the portfolios. The daily investment adviser fee for each portfolio is shown in the table below.

------------------------------------------------------------------------------------------
                 PORTFOLIO                               INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------
  JANUS ASPEN SERIES AGGRESSIVE GROWTH         Annual rate of 0.65% of the portfolio's
  PORTFOLIO                                    average daily net assets.
------------------------------------------------------------------------------------------
  JANUS ASPEN SERIES BALANCED PORTFOLIO        Annual rate of 0.65% of the portfolio's
                                               average daily net assets.
------------------------------------------------------------------------------------------
  JANUS ASPEN SERIES CAPITAL APPRECIATION      Annual rate of 0.65% of the portfolio's
  PORTFOLIO                                    average daily net assets.
------------------------------------------------------------------------------------------
  JANUS ASPEN SERIES WORLDWIDE GROWTH          Annual rate of 0.65% of the portfolio's
  PORTFOLIO                                    average daily net assets.
------------------------------------------------------------------------------------------

     Each Owner should periodically review their allocation of purchase payments and Fund Values among the subaccounts and the guaranteed interest account in light of their current objectives, the current market conditions, and the risks of investing in each of the Funds' various portfolios. A full description of the objectives, policies, restrictions, risks and expenses for each of the Funds' portfolios can be found in the accompanying prospectus for each of the Funds. The prospectus for each of the Funds should be read together with this prospectus.

PURCHASE OF PORTFOLIO SHARES BY MONY VARIABLE ACCOUNT A

     MONY Variable Account A will buy and redeem shares from the Funds at net asset value. Shares will be redeemed when needed for the Company to:

     - Collect charges under the Contracts.

     - Pay Cash Value on full surrenders of the Contracts.

     - Fund partial surrenders.

     - Provide benefits under the Contracts.

     - Transfer assets from one subaccount to another or between one or more subaccounts of MONY Variable Account A and the Guaranteed Interest Account as requested by Owners.

Any dividend or capital gain distribution received from a portfolio of a Fund will be:

     - Reinvested immediately at net asset value in shares of that portfolio.

     - Kept as assets of the corresponding subaccount.

CASH VALUE -- The Contract's Fund Value, less (1) any applicable Surrender Charge, and (2) any outstanding loan.

     The Boards of Directors or Trustees of the Funds monitor the respective Fund for the existence of material irreconcilable conflict between the interests of variable annuity Owners and variable life insurance Owners. The Boards shall report any such conflict to the boards of the Company and its affiliates. The Boards of Directors of the Company and its affiliates have agreed to be responsible for reporting any potential or existing conflicts to the Directors and Trustees of each of the Funds. The Boards of Directors of the Company and its affiliates will remedy any conflict at their own cost. The remedy may include establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts.

GUARANTEED INTEREST ACCOUNT

     The Guaranteed Interest Account is a part of the Company's General Account and consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company, including MONY Variable Account A.

     Crediting of Interest. The entire initial purchase payment always earns interest at a rate not less than 3.5% per year until the end of the Right to Return Contract period. When the Right to Return Contract period ends, the entire initial purchase payment plus interest earned is transferred to the selected subaccounts and Guaranteed Interest Account.

     Any Net Purchase Payments you as Owner of the Contract allocate to the Guaranteed Interest Account will be credited with interest at the rate declared by the Company for one year accumulation periods. If you allocate purchase payments to the Guaranteed Interest Account, your allocation will automatically begin a new accumulation period as of the date you allocate the payment. The accumulation period will end on your monthly contract anniversary date. If you transfer funds from the Guaranteed Interest Account, you will choose the accumulation period from which such transfer will be made. Before the beginning of each calendar month, the Company will declare an interest rate for the current accumulation period, if those rates will be higher than the guaranteed rate. Each interest rate declared by the Company will be applicable for all Net Purchase Payments received or transfers from MONY Variable Account A completed within the period during which it is effective. Within 45 days, but not less than 15 days before the accumulation period expires, we will notify you of the new rate we are then declaring. When the period expires, you may elect to transfer the entire amount allocated to the expiring accumulation period to the separate account. If you make no election, the entire amount allocated to the expiring accumulation period will automatically be held for a one year period. If that period will extend beyond the maturity date, the money will be transferred into the Money Market subaccount. The Company guarantees that the rate credited will not be less than 3.5% (0.0094%, compounded daily). If you allocate purchase payments to (or transfer funds to or from) the Guaranteed Interest Account the amount of such allocation must maintain a Fund Value in such Account of at least $2,500.

ACCUMULATION PERIOD -- Currently one year. The Period starts on the Business Day that falls on, or next follows the date the purchase payment is transferred into the Guaranteed Interest Account and ends on the monthly contract anniversary immediately prior to the last day of that Period.

     Surrenders. When you as Contract Owner request Contract Fund Values from the Guaranteed Interest Account be transferred to MONY Variable Account A, surrendered, loaned to you, or used to pay any charge imposed in accordance with the Contract, you must tell the Company the source by interest rate accumulation period of amounts you request be transferred, surrendered, loaned, or used to pay charges.

                     DETAILED INFORMATION ABOUT THE POLICY

     The Fund Value in MONY Variable Account A and in the Guaranteed Interest Account provide many of the benefits of your Contract. The information in this section describes the benefits, features, charges and major provisions of the Contract and the extent to which those depend upon the Fund Value, particularly the Fund Value in MONY Variable Account A.

PAYMENT AND ALLOCATION OF PURCHASE PAYMENTS

  Issuance of the Contract

     Individuals who want to buy a Contract must:

          (1) Complete an application.

          (2) Personally deliver the application to:

             (a) A licensed agent of the Company who is also a registered representative of the principal underwriter for the Contracts, MONY Securities Corporation ("MSC"), or

             (b) A registered representative of a broker dealer which had been authorized by MSC to sell the Contract.

          (3) Pay the minimum initial purchase payment.

     The minimum purchase payment for individuals varies depending upon the use of the Contract and the method of purchase. The chart below shows the minimum purchase payment for each situation.

--------------------------------------------------------------------------------------------------------
                     USE OF CONTRACT OR
              METHOD OF MAKING PURCHASE PAYMENT                      MINIMUM PURCHASE PAYMENT
--------------------------------------------------------------------------------------------------------
    Individual retirement accounts and annuities under     $2,000
    Section 408 of the Code (other than Simplified
    Employee Pensions)
--------------------------------------------------------------------------------------------------------
    Non-Qualified Plans                                    $2,000
--------------------------------------------------------------------------------------------------------
    H.R. 10 plans (self-employed individuals' retirement   $600
    plans under 401 or 403(c) of the Code), certain
    corporate or association retirement plans, Simplified
    Employee Pensions under Section 408 and 408A of the
    Code
--------------------------------------------------------------------------------------------------------
    Annuity purchase plans sponsored by certain            $600
    tax-exempt organizations, governmental entities and
    deferred compensation plans under Section 457 of the
    Code
--------------------------------------------------------------------------------------------------------
    Payroll deduction and automatic checking account       Annualized rate of $600 (i.e., $600 per year,
    withdrawal plans                                       $300 semiannually, $150 quarterly or $50 per
                                                           month)
--------------------------------------------------------------------------------------------------------
    Government Allotment Plans                             $50 per month
--------------------------------------------------------------------------------------------------------

GOVERNMENT ALLOTMENT PLANS -- Payroll deduction plans used for financial products by government employees.

Additional purchase payments of at least $100 may be made at any time. However, for certain automatic payment plans, the smallest additional payment is $50.

     The Company reserves the right to revise its rules from time to time to specify different minimum Purchase Payments. In addition, the prior approval of the Company is needed before it will accept a Purchase Payment if, with that
Payment:

          (1) Cumulative Purchase Payments made under any one or more Contracts held by the Contract Owner, less

          (2) The amount of any prior partial surrenders and their Surrender Charges, exceed

          (3) $1,500,000.

     The Company reserves the right to reject an application for any reason permitted by law.

EFFECTIVE DATE -- The date the contract begins as shown in the Contract.

     Net Purchase Payments received before the Effective Date will be held in the Company's General Account and will be credited with interest at not less than 3.5% per year if:

          (1) The Contract is issued by the Company, and

          (2) The Contract is accepted by the Owner.

No interest will be paid if the Contract is not issued or if it is declined by the Owner. Net Purchase Payments will be held in the Company's General Account if:

          (1) The application is approved,

          (2) The Contract is issued, and

          (3) The Owner accepts the Contract.

These amounts will be held in that Account pending end of the Right to Return Contract Period. (See page 3.) Interest will be credited on amounts held in the General Account beginning on the date the amounts are received. Amounts are received on the day of actual receipt at the Company's Operation Center. The prospective buyer will be told the reasons for the delay, the initial Purchase Payment will be returned in full and the application declined if:

          (1) The application is not complete when received, and

          (2) The application is not completed within 5 days.

The application will not be declined if the prospective buyer consents to the Company's keeping the Purchase Payment until the application is completed.

  Right to Return Contract Provision

     The Owner may return the Contract within 10 days of the delivery date. The Contract must be returned to the Company or any agent of the Company. When the Company receives the Contract, it will be voided as if it were never in effect. The amount to be refunded is equal to all purchase payments received by the Company.

  Allocation of Payments and Fund Value

     Allocation of Payments. On the application, the Owner may allocate Net Purchase Payments to up to 21 of the 25 subaccount(s) of MONY Variable Account A or to the Guaranteed Interest Account. Net Purchase Payments (and any interest thereon) are held in the General Account if they are received before the end of the Right to Return Contract Period. The Net Purchase Payments will earn interest at a rate not less than 3.5% per year beginning on the later of:

          (1) The Effective Date of the Contract, and

          (2) The date the Payment is received at the Company's Operations
     Center.

     Net Purchase Payments will continue to earn 3.5% annual interest until the Right to Return Contract Period expires. (See "Right to Return Contract Provision" above.) After the Right to Return Contract Period has expired, the Contract's Fund Value will automatically be transferred to MONY Variable Account A subaccount(s) or to the Guaranteed Interest Account according to the Owner's percentage allocation.

     After the Right to Return Contract Period, under a non-automatic payment plan, if the Owner does not:

          (1) Specify the amount to be allocated among subaccounts, or

          (2) Specify the percentage to be allocated among subaccounts, or

          (3) The amount or percentage specified is incorrect or incomplete,

the Net Purchase Payments will be allocated under the Owner's most recent instructions on record with the Company. The amount specified must not be less than $10.00 and the percentage specified must not be less than 10% of the Payment. For automatic payment plans, Net Purchase Payments will be allocated according to the Owner's most recent instructions on record.

     The Owner may change the specified allocation formula for future Net Purchase Payments at any time without charge by sending written notification to the Company at the Operations Center. Prior allocation instructions may also be changed by telephone subject to the rules of the Company and its right to terminate telephone allocation. The Company reserves the right to deny any telephone allocation request. If all telephone lines are busy (for example, during periods of substantial market fluctuations), Owners may be unable to request telephone allocation changes by telephone. In such cases, an Owner would submit a written request. Any such change, whether made in writing or by telephone, will be effective when received by the Company, in accordance with the requirements of state insurance departments and the Investment Company Act of 1940. The Company has adopted rules relating to changes of allocations by telephone which, among other things, outlines procedures designed, and which the Company believes are reasonable, to prevent unauthorized instructions. If these procedures are followed:

          (1) The Company shall not be liable for any loss as a result of following fraudulent telephone instructions, and

          (2) The Owner will therefore bear the entire risk of loss due to fraudulent telephone instructions.

A copy of the rules and the Company's form for electing telephone allocation privileges is available from licensed agents of the Company who are registered representatives of MSC or by calling 1-800-487-6669. The Company's form must be signed and received at the Company's Operations Center before telephone allocation instructions will be accepted.

     Net Purchase Payments may be allocated to up to 20 of the 25 available subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages. No allocation may be for less than 10% of a Net Purchase Payment and must total 100%.

     When allocated Purchase Payments are received they are credited to subaccounts of MONY Variable Account A in the form of Units. The number of Units is determined by dividing the dollar amount allocated to a particular subaccount by the unit value for that subaccount for the Business Day on which the Purchase Payment is received.

  Calculating Unit Values for Each Subaccount

     The unit value of each subaccount on its first Business Day was set at $10.00. The Company computes the unit value of a subaccount on any later Business Day as follows:

          (1) Calculate the value of the shares of the portfolio belonging to the subaccount as of the close of business that Business Day. This calculation is done before giving effect to any policy transactions for that day, such as purchase payments or surrenders. For this purpose, the net asset value per share reported to the Company by the managers of the portfolio is used.

          (2) Add the value of any dividends or capital gains distributions declared and reinvested by the portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

          (3) Subtract a charge for the mortality and expense risk assumed by the Company under the contract. If the previous day was not a Business Day, then the charge is adjusted for the additional days between valuations.

          (4) Divide the resulting amount by the number of units held in the subaccount on the Business Day before the purchase or redemption of any units on that date.

     The unit value of these subaccounts may increase, decrease or remain the same from Business Day to Business Day. The Unit value depends on the investment performance of the portfolio of the Fund in which the subaccount invests and any expenses and charges deducted from MONY Variable Account A. The Owner bears the entire investment risk. Owners should periodically review their allocations of payments and values in light of market conditions and overall financial planning requirements.

  Calculation of Guaranteed Interest Account Fund Value

     Net Purchase Payments to be allocated to the Guaranteed Interest Account will be credited on:

          (1) The date received at the Operations Center, or

          (2) If the day Payments are received is not a Business Day, then on the next Business Day.

Interest will be credited daily.

  Calculation of Fund Value

     The Contract's Fund Value will reflect:

     - The investment performance of the selected subaccount(s) of MONY Variable Account A.

     - Amounts credited (including interest) to the Guaranteed Interest Account.

     - Any Net Purchase Payments.

     - Any Partial Surrenders.

     - All Contract charges (including surrender charges) imposed.

There is no guaranteed minimum Fund Value, except to the extent Net Purchase Payments have been allocated to the Guaranteed Interest Account. Because a Contract's Fund Value at any future date will be dependent on a number of variables, it cannot be predetermined.

     The Fund Value will be computed first on the Effective Date and thereafter on each Business Day. On the Effective Date, the Contract's Fund Value will be the Net Purchase Payments received plus any interest credited on those Payments during the period when Net Purchase Payments are held in the General Account. (See "Issuance of the Contract" at page 24.)

     After allocation of the amounts in the General Account to MONY Variable Account A or the Guaranteed Interest Account, on each Business Day, the Contract's Fund Value will be computed as follows:

          (1) Determine the aggregate of the Fund Values attributable to the Contract in each of the subaccounts on the Business Day. This is done by multiplying the subaccount's Unit value on that date by the number of subaccount Units allocated to the Contract;

          (2) Add any amount credited to the Guaranteed Interest Account. This amount is the aggregate of all Net Purchase payments and:

           - The addition of any interest credited.

           - Addition or subtraction of any amounts transferred.

           - Subtraction of any partial surrenders and their surrender charges.

           - Subtraction of any Contract charges.

          (3) Add the value attributable to any loan account;

          (4) Add any Net Purchase Payment received on that Business Day;

          (5) Subtract any partial surrender amount and its Surrender Charge made on that Business Day;

          (6) Subtract any Annual Contract Charge deductible on that Business
     Day.

     In computing the Contract's Fund Value, the number of subaccount Units allocated to the Contracts is determined after any transfers among subaccounts or between one or more of the subaccounts and the Guaranteed Interest Account. Any transfer charges are also deducted. However, the computation of the Contract's Fund Value is done before any other Contract transactions on the Business Day, such as:

     - Receipt of Net Purchase Payments.

     - Partial Surrenders.

If a transaction would ordinarily require that the Contract's Fund Value be computed for a day that is not a Business Day, the next following Business Day will be used.

     Transfers. You may transfer the value of the Contract among the subaccounts after the Right to Return Contract Period has expired by sending a proper written request to the Company's Operations Center. Transfers may be made by telephone if you have proper authorization. See "Allocation of

Payments and Fund Value," page 26. Currently, there are no limitations on the number of transfers between subaccounts.

     A transfer charge is not currently imposed on transfers. (See "Charges Against Fund Value -- Transfer Charge" at page 35.) However, the Company reserves the right to impose a charge which will not exceed $25 per transfer in excess of 12. If imposed the charge will be deducted from the first subaccount(s) or the Guaranteed Interest Account from which the amounts are transferred. This charge is in addition to the amount transferred. All transfers in a single request are treated as one transfer transaction. A transfer resulting from the first reallocation of Fund Value at the end of the Right to Return Contract Period will not be subject to a transfer charge. Under present law, transfers are not taxable transactions.

CONTRACT YEAR -- Any period of twelve (12) months commencing with the Effective Date and each Contract Anniversary thereafter.

     Transfers Involving the Guaranteed Interest Account. Transfers may be made from the Guaranteed Interest Account at any time. We will not accept a transfer request if it will reduce the Fund Value in the Guaranteed Interest Account to less than $2,500.

TERMINATION OF THE CONTRACT

     The Contract will remain in effect until the earlier of:

          (1) The date the Contract is surrendered in full,

          (2) The date annuity payments start,

          (3) The Contract Anniversary on which, after deduction for any Annual Contract Charge then due, no Fund Value in the subaccounts and the Guaranteed Interest Account remains in the Contract, and

          (4) The date the Death Benefit is payable under the Contract.

CONTRACT ANNIVERSARY -- An anniversary of the Effective Date of the Contract.

EFFECTIVE DATE -- The date shown as the Effective Date of the Contract.

                                   SURRENDERS

     The Owner may elect to make a surrender of all or part of the Contract's value provided it is:

     - On or before the annuity payments start, and
     - During the lifetime of the Annuitant.

     Any such election shall specify the amount of the surrender. The surrender will be effective on the date a proper written request is received by the Company at its Operation Center.

     The amount of the surrender may be equal to the Contract's Cash Value, which is its Fund Value less

          (1) any applicable Surrender Charge, and
          (2) any Outstanding Debt.

The Surrender may also be for a lesser amount (a "partial surrender"). Requested partial surrenders that would leave a Fund Value of less than $1,000 are treated and processed as a full surrender. In such case, the entire Cash Value will be paid to the Owner. For a partial surrender, any Surrender Charge will be in addition to the amount requested by the Owner.

     A surrender will result in the cancellation of Units and the withdrawal of amounts credited to the Guaranteed Interest Account accumulation periods. The aggregate value of the surrender will be equal to the dollar amount of the surrender plus, if applicable, any Surrender Charge. For a partial surrender, the Company will cancel Units of the particular subaccounts and withdraw amounts from the Guaranteed Interest Account accumulation period (under the allocation specified by the Owner.) The Unit value will be calculated as of the Business Day the surrender request is received. Allocations may be by either amount or percentage. Allocations by percentage must be in whole percentages (totaling 100%). At least 10% of the partial surrender must be allocated to any subaccount designated by the Owner. The request will not be accepted if:

     - There is insufficient Fund Value in the Guaranteed Interest Account or a subaccount to provide for the requested allocation against it, or

     - The partial surrender will reduce the Fund Value in the Guaranteed Interest Account to less than $2,500.

     - The request is incorrect.

     Any surrender charge will be allocated against the Guaranteed Interest Account and each subaccount in the same proportion that each allocation bears to the total amount of the partial surrender.

     Any cash surrender amount will be paid in accordance with the requirements of state insurance departments and the Investment Company Act of 1940. However, the Company may be permitted to postpone such payment under the 1940 Act. Postponement is currently permissible only for any period during which

          (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or

          (2) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or

          (3) an emergency exists as a result of which disposal of securities held by the Fund is not reasonable practicable or it is not reasonably practicable to determine the value of the net assets of the Fund.

     Any cash surrender involving payment from amounts credited to the Guaranteed Interest Account may be postponed, at the option of the Company, for up to 6 months from the date the request for a surrender or proof of death is received by the Company. The Owner may elect to have the amount of a surrender settled under one of the Settlement Options of the Contract. (See "Annuity Provisions" at page 38.)

     Contracts offered by this prospectus may be issued in connection with retirement plans meeting the requirements of certain sections of the Internal Revenue Code. Owners should refer to the terms of their particular retirement plan for any limitations or restrictions on cash surrenders.

     The tax results of a cash surrender should be carefully considered. (See "Federal Tax Status" at page 46.)

                                     LOANS

     Qualified Contracts issued under an Internal Revenue Code Section 401(k) plan will have a loan provision. All of the following conditions apply in order for the amount to be considered a loan, rather than a (taxable) partial surrender:

     - The term of the loan must be 5 years or less.

     - Repayments are required at least quarterly and must be substantially level.

     - The loan amount is limited to certain dollar amounts as specified by the IRS.

     The Owner (Plan Trustee) must certify that these conditions are satisfied.

     In any event, the maximum outstanding loan on a contract is 50% of the Fund Value of the subaccounts and/or the Guaranteed Interest Account. Loans are not permitted before the end of the Right to Return Period. In requesting a loan, the Contract Owner must specify the subaccounts from which Fund Value equal to the amount of the loan requested will be taken. Loans from the Guaranteed Interest Account are not taken until Fund Value in the subaccounts is exhausted. If in order to provide the Contract Owner with the amount of the loan requested, Fund Values must be taken from the Guaranteed Interest Account, then the Contract Owner must specify the Accumulation Periods from which Fund Values equal to such amount will be taken. If the Contract Owner fails to specify subaccounts, the request for a loan will be returned to a Contract Owner. We will also not accept a loan request if it will reduce the Fund Value in the Guaranteed Interest Account to less than $2,500.

     Values are transferred to a loan account that earns interest at an annual rate of 3.5%. The annual loan interest rate charged will be 6%.

     Loan repayments must be specifically earmarked as loan repayment and will be allocated to the subaccounts and/or the Guaranteed Interest Account using the most recent payment allocation on record.

                                 DEATH BENEFIT

DEATH BENEFIT PROVIDED BY THE CONTRACT

     The Company will pay a Death Benefit to the Beneficiary if:

     - The Annuitant dies; and

     - The death occurs before the annuity payments start.

     The amount of the Death Benefit will be the greater of

          (1) The Fund Value less any Outstanding Debt on the date of the Annuitant's death;

          (2) The Purchase Payments paid, less any partial surrenders and their Surrender Charges; and

          (3) An Enhanced Death Benefit, if any.

If the death of the Annuitant occurs on or after the annuity payments start, no Death Benefit will be payable except as may be provided under the Settlement Option elected.

ENHANCED DEATH BENEFIT OPTIONS

     Your Contract provides a choice of two enhanced death benefit options when it is issued. If the Annuitant is age 0-75, the Annuitant may choose either Enhanced Death Benefit -- 5 Year or Enhanced Death Benefit -- 1 Year described below. If the Annuitant does not choose an option when the Contract is issued, the Annuitant will automatically receive the Enhanced Death Benefit -- 5 Year.

       Enhanced Death Benefit -- 5 Year

          On the 5th Contract anniversary and each subsequent 5th Contract anniversary prior to the Annuitant's 71st birthday, the Enhanced Death Benefit may be increased. If the Annuitant is age 65 or over on the date of issue, the Enhanced Death Benefit will be recalculated once on the 5th Contract anniversary. Once the last value is set it will not be recalculated.

       Enhanced Death Benefit -- 1 Year

          On the first Contract anniversary and each subsequent Contract anniversary prior to the Annuitant's 80th birthday, the Enhanced Death Benefit may be increased. After the Annuitant reaches age 80, this enhanced death benefit provision expires and the Death Benefit will be the greater of (i) Fund Value less any Outstanding Debt on the date of the Annuitant's death, or (ii) purchase payments paid less any partial surrenders and their surrender charges.

       Amount of the Enhanced Death Benefit Payable on Death Under Enhanced Death Benefit Options

          The recalculated Enhanced Death Benefit is equal to the greater of:

             1. the Fund Value on the date the Enhanced Death Benefit is to be recalculated; and

             2. the current Enhanced Death Benefit proportionately reduced by any partial surrenders including surrender charges and any applicable market value adjustments assessed since the last recalculation of the Enhanced Death Benefit.

          The Enhanced Death Benefit payable under both Enhanced Death Benefit options is the Enhanced Death Benefit on the date of death, reduced proportionately for each partial surrender (including surrender charges and market value adjustments, if applicable) since the last recalculation date and less any Outstanding Debt.

          In no event will the Enhanced Death Benefit payable on death exceed 200% of the total purchase payments made:

        - Reduced proportionately for each partial surrender (including surrender charges and applicable market value adjustments, if applicable), and less

        - Any Outstanding Debt.

        The proportionate reduction for each partial surrender will be equal to:

             (1) The amount of that partial surrender (including any surrender charges assessed), divided by

             (2) The Fund Value immediately before that partial surrender, multiplied by,

             (3) The Enhanced Death Benefit immediately before the surrender.

          All other basic death benefits as described in this prospectus continue to apply. The largest death benefit under any of these provisions will be paid.

          The cost of an enhancement option is reflected in the mortality and expense risk charge.

ELECTION AND EFFECTIVE DATE OF ELECTION

     The Owner may elect to have the Death Benefit of the Contract applied under one of four Settlement Options to effect an annuity for the Beneficiary as payee after the death of the Annuitant. The election must take place:

     - During the lifetime of the Annuitant, and

     - Before the annuity payments start.

If no election of a Settlement Option for the Death Benefit is in effect on the date when proceeds become payable, the Beneficiary may elect

          (1) to receive the Death Benefit in the form of a cash payment; or

          (2) to have the Death Benefit applied under one of the Settlement Options.

(See "Settlement Options" at page 39.) If an election by the payee is not received by the Company within one month following the date proceeds become payable, the payee will be considered to have elected a cash payment. Either election described above may be made by filing a written election with the Company in such form as it may require. Any proper election of a method of settlement of the Death Benefit by the Owner will become effective on the date it is signed. However, any election will be subject to any payment made or action taken by the Company before receipt of the notice at the Company's Operation Center.

     Settlement option availability may be restricted by the terms of any applicable retirement plan and any applicable legislation for any limitations or restrictions on the election of a method of settlement and payment of the Death Benefit.

PAYMENT OF DEATH BENEFIT

     If the Death Benefit is to be paid in cash to the Beneficiary, payment will be made within seven (7) days of the date

     - the election becomes effective, or

     - the election is considered to become effective, and

     - due proof of death is received.

The Company may be permitted to postpone such payment under the 1940 Act. If the death benefit is to be paid in one sum to the Successor Beneficiary, or to the estate of the deceased Annuitant, payment will be made within seven (7) days of the date due proof of the death of the Annuitant and the Beneficiary is received by the Company.

                             CHARGES AND DEDUCTIONS

     The following table summarizes the charges and deductions under the
Contract:
--------------------------------------------------------------------------------

                       DEDUCTIONS FROM PURCHASE PAYMENTS
--------------------------------------------------------------------------------

     Tax Charge                                    State and local -- 0%-3.5%(1)
                                                   Federal -- Currently 0% (Company reserves
                                                   the right to charge in the future.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    DAILY DEDUCTION FROM VARIABLE ACCOUNT A
--------------------------------------------------------------------------------

     Mortality & Expense Risk Charge               Maximum current daily rate -- 0.003699%(2)
     Annual Rate deducted daily from net assets    Maximum current Annual rate -- 1.35%(2)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           CHARGES AGAINST FUND VALUE
--------------------------------------------------------------------------------

     Annual Contract Charge                        $30(3)
     Current charges listed may be increased to
     as much as $30 on 30 days written notice
----------------------------------------------------------------------------------------------
     Transaction and Other Charges                 $25 on any transfers over 12 per year(4)
     Transfer Charge
----------------------------------------------------------------------------------------------
     Surrender Charge                              See page 36 for grading schedule. See
     Grades from 7% to 0% of Fund Value            "Charges and Deductions -- Charges Against
     surrendered based on a schedule.              Fund Value" for details of how it is
                                                   computed.
----------------------------------------------------------------------------------------------

(1) Company currently assumes responsibility; current charge to Owner 0%. (Company reserves the right to charge in the future.)

(2) Current daily rate is 0.003425% which is equivalent to an annual rate of 1.25%.

(3) Current charge is $0. May be increased up to $30 on 30 days written notice.

(4) Currently no charge on any transfers.

The following provides additional details of the charges and deductions under the Contract.

DEDUCTIONS FROM PURCHASE PAYMENTS

     Deductions may be made from purchase payments for premium or similar taxes prior to allocation of any net purchase payment among the subaccounts. Currently, the Company makes no deduction, but may do so with respect to future payments. If the Company is going to make deductions for such tax from future purchase payments, it will give notice to each affected Owner.

CHARGES AGAINST FUND VALUE

  Daily Deduction from MONY Variable Account A

     Mortality and Expense Risk Charge. The Company assumes mortality and expense risks. A charge for assuming such risks is deducted daily from the net assets of Variable Account A. This daily charge from MONY Variable Account A is deducted at a current daily rate equivalent to an annual rate of 1.25% (guaranteed not to exceed 1.35%) from the value of the net assets of MONY Variable Account A. Of the 1.25% charge, .80% is for assuming mortality risks (which is guaranteed not to exceed .90%), and .45% is for assuming expense risks. The charge is deducted from MONY Variable Account A, and therefore the subaccounts, on each Business Day. These charges will not be deducted from the Guaranteed Interest Account. Where the previous day (or days) was not a Business Day, the deduction currently on the next

Business Day will be 0.003425% (guaranteed not to exceed 0.003699%) multiplied by the number of days since the last Business Day.

     The Company believes that this level of charge is within the range of industry practice for comparable individual flexible payment variable annuity contracts.

     The mortality risk assumed by the Company is that Annuitants may live for a longer time than projected. If that occurs, an aggregate amount of annuity benefits greater than that projected will be payable. In making this projection, the Company has used the mortality rates from the 1983 Table "a" (discrete functions without projections for future mortality), with 3 1/2% interest. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

     The Company does not expect to make a profit from the mortality and expense risk charge. However, if the amount of the charge exceeds the amount needed, the excess will be kept by the Company in its general account. If the amount of the charge is inadequate, the Company will pay the difference out of its general account.

  Deductions from Cash Value

     Annual Contract Charge. The Company has primary responsibility for the administration of the Contract and MONY Variable Account A. An annual Contract charge helps to reimburse the Company for administrative expenses related to the maintenance of the Contract. Ordinary administrative expenses expected to be incurred include premium collection, recordkeeping, processing death benefit claims and surrenders, preparing and mailing reports, and overhead costs. In addition, the Company expects to incur certain additional administrative expenses in connection with the issuance of the Contract, including the review of applications and the establishment of Contract records.

     The Company intends to administer the Contract.

     Currently, there is no annual Contract charge. The Company may in the future impose a Contract charge. The charge will never, however, exceed $30. The Owner will receive a written notice 30 days in advance of any change in the charge.

     If imposed, the Annual Contract Charge is deducted from the Fund Value on each Contract Anniversary before the date annuity payments start.

     The amount of the charge will be allocated against the Guaranteed Interest Account and each subaccount of MONY Variable Account A in the same proportion that the Fund Value in those accounts bears to the Fund Value of the Contract. The Company does not expect to make any profit from the administrative cost deductions.

     Transfer Charge. Contract value may be transferred among the subaccounts or to or from the Guaranteed Interest Account and one or more of the subaccounts (including transfers made by telephone, if permitted by the Company). The Company reserves the right to impose a transfer charge for each transfer instructed by the Owner in a Contract year. The transfer charge compensates the Company for the costs of effecting the transfer. The transfer charge will not be imposed on the first 12 transfers in any year and will not exceed $25. The Company does not expect to make a profit from the transfer charge. If imposed, the transfer charge will be deducted from the Contract's Fund Value held in the subaccount(s) or from the Guaranteed Interest Account from which the first transfer is made.

     Surrender Charge. A contingent deferred sales charge (called a "Surrender Charge") will be imposed when a full or partial surrender is requested or at the start of annuity benefits if it is during the first eight years of the contract.

     The Surrender Charge will never exceed 7% of total Fund Value. The Surrender Charge is intended to reimburse the Company for expenses incurred in distributing the Contract. To the extent such charge is insufficient to cover all distribution costs, the Company will make up the difference. The Company will use funds from its General Account, which may contain funds deducted from Variable Account A to cover mortality and expense risks borne by the Company. (See "Mortality and Expense Risk Charge" at page 34.)

     A Surrender Charge will be computed when a surrender is made and will be deducted from the Fund Value if:

          (1) All or a part of the Contract's Cash Value (See "Surrenders" at page 29) is surrendered, or

          (2) The Cash Value is received at maturity when the annuity payments start.

     A Surrender Charge will not be imposed:

          (1) Against Fund Value surrendered after the eighth Contract Year.

          (2) To the extent necessary to permit the Owner to obtain an amount equal to the Free Partial Surrender Amount (See "Free Partial Surrender Amount" at page 37.)

          (3) If the Contract is surrendered after the third Contract Year and the surrender proceeds are paid under either Settlement Option 3 or Settlement Option 3A (See "Settlement Options" at page 39.)

     In no event will the aggregate Surrender Charge exceed 7% of the Fund Value. The amount deducted from the Fund Value to cover the Surrender Charge is not subject to the Surrender Charge.

     For a partial surrender, the Surrender Charge will be deducted from any remaining Fund Value, if sufficient. If the Fund Value is not sufficient, it will be deducted from the amount surrendered. Any Surrender Charge will be allocated against the Guaranteed Interest Account and each subaccount of Variable Account A in the same proportion that the amount of the partial surrender allocated against those accounts bears to the total amount of the partial surrender.

     No Surrender Charge will be deducted from Death Benefits except as described in "Death Benefit" at page 32.

     Amount of Surrender Charge. The amount of the Surrender Charge is equal to a varying percentage of Fund Value during the first 8 Contract years. The percentage is determined by multiplying the Surrender Charge Percentage for the Contract Year by the amount of Fund Value requested as follows:
--------------------------------------------------------------------------------
                       SURRENDER CHARGE PERCENTAGE TABLE
--------------------------------------------------------------------------------

                    CONTRACT YEAR                          SURRENDER CHARGE PERCENTAGE
----------------------------------------------------------------------------------------------

                          1                                            7%
----------------------------------------------------------------------------------------------
                          2                                             7
----------------------------------------------------------------------------------------------
                          3                                             6
----------------------------------------------------------------------------------------------
                          4                                             6
----------------------------------------------------------------------------------------------
                          5                                             5
----------------------------------------------------------------------------------------------
                          6                                             4
----------------------------------------------------------------------------------------------
                          7                                             3
----------------------------------------------------------------------------------------------
                          8                                             2
----------------------------------------------------------------------------------------------
                      9 or more                                         0
----------------------------------------------------------------------------------------------

     Free Partial Surrender Amount. The surrender charge may be reduced by using the Free Partial Surrender Amount provided for in the Contract. The surrender charge will not be deducted in the following circumstances:

          (1) For Qualified Contracts, (other than Contracts issued for IRA and SEP-IRA), an amount up to the greater of:

             (a) $10,000 (but not more than the Contract's Fund Value), or

             (b) 10% of the Contract's Fund Value (at the beginning of the Contract year, except if the surrender is requested during the first Contract Year, then 10% of the Contract's Fund Value at the time the surrender is requested)

     may be received in each Contract Year without a surrender charge.

          (2) For Non-Qualified Contracts (and Contracts issued for IRA and SEP-IRA), an amount up to 10% of the Fund Value of the Contract may be received in each Contract Year without a surrender charge. The Fund Value is determined as follows:

          (a) If during the first Contract year, at the time the surrender is requested.

          (b) If during any Contract year after the first Contract year, at the beginning of such year.

Contract Fund Value here means the Fund Value at the beginning of the contract year in the subaccounts and the Guaranteed Interest Account (not the Loan Account).

Free partial surrenders may only be made to the extent Fund Value in the subaccounts and/or the Guaranteed Interest Account is available. For example, the Fund Value in the Variable Account could decrease (due to unfavorable investment experience) after part of the 10% was withdrawn. In that case it is possible that there may not be enough Fund Value to provide the remaining part of the 10% free partial surrender amount.

  Taxes

     Currently, no charge will be made against MONY Variable Account A for federal income taxes. However, the Company may make such a charge in the future if income or gains within MONY Variable Account A will incur any federal income tax liability. Charges for other taxes, if any, attributable to MONY Variable Account A may also be made. (See "Federal Tax Status" at page 46.) In addition, there is currently no tax on annuity purchase payments in New York. We will notify you of the amount of any tax and if such a tax becomes applicable to your Contract. We may waive any deduction of taxes on purchase payments. But, if we do, we can stop waiving them on future payments if we give you at least 30 days written notice.

  Investment Advisory Fee

     Because MONY Variable Account A purchases shares of the Funds, the net assets of MONY Variable Account A will reflect the investment adviser fee and other expenses incurred by the Funds. See "Table of Fees" beginning at page 4 for a table which shows the fees and expenses incurred during 1999 and "The Funds" at pages 17-22 for a table setting forth the investment adviser fees.

                               ANNUITY PROVISIONS
ANNUITY PAYMENTS

     Annuity payments under a Contract will begin on the date that is selected by the Owner when the Contract is applied for. The date chosen for the start of annuity payments may be:

          (1) No earlier than the Contract Anniversary after the Annuitant's 10th birthday, and

          (2) No later than the Contract Anniversary after the Annuitant's 95th birthday.

     The minimum number of years from the Effective Date to the start of annuity payments is 10. The date when annuity payments start may be:

          (1) Advanced to a date that is not earlier than the 13th contract month after the contract effective date.

          (2) Deferred from time to time by the Owner by written notice to the Company.

     The date when annuity payments start will be advanced or deferred if:

          (1) Notice of the advance or deferral is received by the Company prior to the current date for the start of annuity payments.

          (2) The new start date for annuity payments is a date which is not later than the Contract Anniversary after the Annuitant's 95th birthday.

A particular retirement plan may contain other restrictions.

     When annuity payments start, unless Settlement Option 3 or 3A is elected, the following will be applied to provide an annuity or any other option previously chosen by the Owner and permitted by the Company:

          (1) the greater of (1) the Contract's Cash Value, or (2) 95% of the Fund Value (less any debt if a contract is issued under a 401(k) Plan;

          (2) less any state taxes which may be imposed upon annuitization.

     If Settlement Option 3 or 3A is elected the following will be applied to provide an annuity:

          (1) the Contract's Fund Value;

          (2) less any state taxes imposed upon annuitization;

          (3) less any debt (if a contract is issued under a 401(k) Plan).

     A supplementary contract will be issued. That contract will describe the terms of the settlement. No payments may be requested under the Contract's surrender provisions after annuity payments start. No surrender will be permitted except as may be available under the Settlement Option elected.

     For Contracts issued in connection with retirement plans, reference should be made to the terms of the particular retirement plan for any limitations or restrictions on when annuity payments start.

ELECTION AND CHANGE OF SETTLEMENT OPTION

     During the lifetime of the Annuitant and prior to the start of annuity payments, the Owner may elect:

          - One or more of the Settlement Options described below, or

          - Another settlement option as may be agreed to by the Company.

The Owner may also change any election if written notice of the change is received by the Company at its Operations Center prior to the start of annuity payments. If no election is in effect when annuity payments start, a lump sum payment will be considered to have been elected.

     Settlement Options may also be elected by the Owner or the Beneficiary as provided in the Death Benefit and Surrender sections of this Prospectus. (See "Death Benefit" at page 31 and "Surrenders" at page 29.)

     Where applicable, reference should be made to the terms of a particular retirement plan and any applicable legislation for any limitations or restrictions on the options that may be elected.

SETTLEMENT OPTIONS

     Proceeds settled under the Settlement Options listed below or otherwise currently available will not participate in the investment experience of the Variable Account.

     Settlement Option 1 -- Interest Income: Interest on the proceeds at a rate (not less than 2 3/4 percent per year) set by the Company each year.

     Settlement Option 2 -- Income for Specified Period: Fixed monthly payments for a specified period of time, as elected. The payments may, at the Company's option, be increased by additional interest each year.

     Settlement Option 3 -- Single Life Income: Payments for the life of the payee and for a period certain. The period certain may be (a) 0 years, 10 years, or 20 years, or (b) the period required for the total income payments to equal the proceeds (refund period certain). The amount of the income will be determined by the Company on the date the proceeds become payable.

     Settlement Option 3A -- Joint Life Income: Payments during the joint lifetime of the payee and one other person, and during the lifetime of the survivor. The survivor's monthly income may be equal to either (a) the income payable during the joint lifetime or (b) two-thirds of that income. If a person for whom this option is chosen dies before the first monthly payment is made, the survivor will receive proceeds instead under Settlement Option 3, with 10 years certain.

     Settlement Option 4 -- Income of Specified Amount: Income, of an amount chosen, for as long as the proceeds and interest last. The amount chosen to be received as income in each year may not be less than 10 percent of the proceeds settled. Interest will be credited annually on the amount remaining unpaid at a rate determined annually by the Company. This rate will not be less than 2.75 percent per year.

     The Contract contains annuity payment rates for Settlement Options 3 and 3A described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment, when this payment is based on minimum guaranteed interest as described in the Contract.

     The annuity payment rates may vary according to the Settlement Option elected and the age of the payee. The mortality table used in determining the annuity payment rates for Options 3 and 3A is the 1983 Table "a" (discrete functions, without projections for future mortality), with 3.5 percent interest.

     Under Settlement Option 3, if income based on the period certain elected is the same as the income provided by another available period or periods certain, the Company will consider the election to have been made of the longest period certain.

     In Qualified Plans, settlement options available to Owners may be restricted by the terms of the plans.

FREQUENCY OF ANNUITY PAYMENTS

     At the time the Settlement Option is chosen, the payee may request that it be paid:

     - Quarterly

     - Semiannually

     - Annually

If the payee does not request a particular installment payment, the payments will be made in monthly installments. However, if the net amount available to apply under any Settlement Option is less than $1,000, the Company has the right to pay such amount in one lump sum. In addition, if the payments provided for would be less than $25, the Company shall have the right to change the frequency of the payments to result in payments of at least $25.

ADDITIONAL PROVISIONS

     The Company may require proof of the age of the Annuitant before making any life annuity payment under the Contract. If the Annuitant's age has been misstated, the amount payable will be the amount that would have been provided under the Settlement Option at the correct age. Once life income payments begin, any underpayments will be made up in one sum with the next annuity payment. Overpayments will be deducted from the future annuity payments until the total is repaid.

     The Contract must be returned to the Company upon any settlement. Prior to any settlement of a death claim, proof of the Annuitant's death must be submitted to the Company.

     Where any benefits under the Contract are contingent upon the recipient's being alive on a given date, the Company require proof satisfactory to it that such condition has been met.

     The Contracts described in this Prospectus contain annuity payment rates that distinguish between men and women. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the annuity payment rates that apply to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of the Annuitant's sex. Unisex rates to be provided by the Company will apply for Qualified Plans.

     Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII, generally and any comparable state laws that may apply, on any employment-related plan for which a Contract may be purchased.

                          GUARANTEED INTEREST ACCOUNT

     The Guaranteed Interest Account is a part of the Company's General Account. It consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company, including Variable Account A.

     Crediting of Interest. The entire initial purchase payment always earns interest at a rate not less than 3.5% per year until the end of the Right to Return Contract Period. At such time, it is transferred to the selected subaccounts and/or accumulation periods of the Guaranteed Interest Account. Net Purchase Payments allocated by a Owner to the Guaranteed Interest Account will be credited with interest at the rate declared by the Company for the one year period selected.

     Net purchase payments allocated by an Owner to the Guaranteed Interest Account will be credited with an interest rate declared by the Company. The interest rate is guaranteed not to be less than 3.5% annually (0.0094% compounded daily). If you allocate purchase payments to the Guaranteed Interest Account, your allocation will automatically begin a new accumulation period as of the date you allocate the payment. The accumulation period will end on your monthly contract anniversary date. If you transfer funds from the Guaranteed Interest Account, you will choose the accumulation period from which such transfer will be made. Before the beginning of each calendar month, the Company will declare an interest rate for the current accumulation period, if those rates will be higher than the guaranteed rate. Each interest rate declared by the Company will be applicable for all Net Purchase Payments received or transfers from MONY Variable Account A completed within the period during which it is effective. Within 45 days, but not less than 15 days before the accumulation period expires, we will notify you of the new rate we are then declaring. When the period expires, you may elect to transfer the entire amount allocated to the expiring accumulation period to the separate account. If you make no election, the entire amount allocated to the expiring accumulation period will automatically be held for a one year period. If that period will extend beyond the maturity date, the money will be transferred into the Money Market subaccount. If a net purchase payment is allocated in whole or in part to the Guaranteed Interest Account, or a transfer is made to or from the Guaranteed Interest Account, the amount of the allocation must maintain a Fund Value in such Account of at least $2,500.

     Surrenders. The Contract Owner must specify the source by interest rate accumulation period of amounts withdrawn from the Guaranteed Interest Account as a result of a:

     - Transfer

     - Partial surrender

     - Loan

     - Any charge imposed in accordance with the Contract.

                                OTHER PROVISIONS

OWNERSHIP

     The Owner has all rights and may receive all benefits under the Contract. During the lifetime of the Annuitant (and Secondary Annuitant if one has been named), the Owner is the person designated in the application, unless:

          (1) A change in Owner is requested, or

          (2) A Successor Owner becomes the Owner.

     The Owner may name a Successor Owner or a new Owner at any time. If the Owner dies, the Successor Owner, if living, becomes the Owner. Any request for change must be:

          (1) Made in writing; and

          (2) Received at the Company.

The change will become effective on the date the written request is signed. A new choice of Owner or Successor Owner will apply to any payment made or action taken by the Company after the request for the change is received. Owners should consult a competent tax advisor prior to changing Owners.

SUCCESSOR OWNER -- The living person who, at the death of the Owner, becomes the new Owner.

PROVISION REQUIRED BY SECTION 72(s) OF THE CODE

     The Contract under a Non-Qualified Plan will be surrendered as of the date of the Owner's death if:

     - The Owner dies before the start of annuity payments, and while the Annuitant is living, and

     - The Owner's spouse is not the Successor Owner as of the date of the Owner's death.

     - Satisfactory proof of death must be provided to the Company.

     The surrender proceeds may be paid over the life of the Successor Owner if:

     - The Successor Owner is the Beneficiary, and

     - The Successor Owner chooses that option.

     Payments must begin no later than one year after the date of death. If the Successor Owner is a surviving spouse, then the surviving spouse will be treated as the new Owner of the Contract. Under such circumstances, it is not necessary to surrender the Contract. The proceeds must be distributed within 5 years after the date of death, if:

     - The spouse is not the Successor Owner, and

     - There is no designated Beneficiary.

     However, under the terms of the Contract, if the spouse is not the Successor Owner,

     - the Contract will be surrendered as of the date of death, and

     - the proceeds will be paid to the Beneficiary.

     This provision shall not extend the term of the Contract beyond the date when death proceeds become payable.

     If the Owner dies on or after annuity payments start, any remaining portion of the proceeds will be distributed using a method that is at least as quick as the one used as of the date of the Owner's death.

PROVISION REQUIRED BY SECTION 401(a)(9) OF THE CODE

     The entire interest of a Qualified Plan participant under the Contract will be distributed to the Owner or his/her Designated Beneficiary. Distribution will occur either by or beginning not later than April 1 of the calendar year following the calendar year the Qualified Plan Participant attains age 70 1/2. The interest is distributed:

     -  over the life of such Participant, or

     -  the lives of such Participant and Designated Beneficiary.

     If (i) distributions have begun and (ii) the Participant dies before the Owner's entire interest has been distributed to him/her, the remaining distributions will be made using a method that is at least as quick as that used as of the date of the Participant's death. The Contract will be surrendered as of the Participant's death if:

          (1) The Participant dies before the start of such distributions, and

          (2) There is no designated Beneficiary.

The surrender proceeds must be distributed within 5 years after the date of death. But the surrender proceeds may be paid over the life of any Designated Beneficiary at his/her option. In such case, distributions will begin not later than one year after the Participant's death. If the Designated Beneficiary is the surviving spouse of the Participant, distributions will begin not earlier than the date on which the Participant would have attained age 70 1/2. If the surviving spouse dies before distributions to him/her begin, the provisions of this paragraph shall be applied as if the surviving spouse were the Participant. If the Plan is an IRA under Section 408 of the Code, the surviving spouse may elect to forgo distribution and treat the IRA as his/her own plan.

     It is the Owner's responsibility to assure that distribution rules imposed by the Code will be met. Qualified Plan Contracts include those qualifying for special treatment under Sections 401, 403, 408 and 408A of the Code.

SECONDARY ANNUITANT

     Except where the Contract is issued in connection with a Qualified Plan, a Secondary Annuitant may be designated by the Owner. Such designation may be made once before annuitization, either

          (1) in the application for the Contract, or

          (2) after the Contract is issued, by written notice to the Company at its Operation Center.

The Secondary Annuitant may be deleted by written notice to the Company at its Operations Center. A designation or deletion of a Secondary Annuitant will take effect as of the date the written election was signed. The Company, however, must first accept and record the change at its Operations Center. The change will be subject to:

     -  any payment made by the Company, or

     - action taken by the Company before receipt of the notice at the Company's Operations Center. The Secondary Annuitant will be deleted from the Contract automatically by the Company as of the Contract Anniversary following the Secondary Annuitant's 95th birthday.

     On the death of the Annuitant, the Secondary Annuitant will become the Annuitant, under the following conditions:

          (1) the death of the Annuitant must have occurred before the Annuity Commencement Date;

          (2) the Secondary Annuitant is living on the date of the Annuitant's death;

          (3) if the Annuitant was the Owner on the date of death, the Successor Owner must have been the Annuitant's spouse; and

          (4) if the date annuity payments start is later than the Contract Anniversary nearest the Secondary Annuitant's 95th birthday, the date annuity payments start will be automatically advanced to that Contract Anniversary.

     Effect of Secondary Annuitant's Becoming the Annuitant. If the Secondary Annuitant becomes the Annuitant, the Death Benefit proceeds will be paid to the Beneficiary only on the death of the Secondary Annuitant. If the Secondary Annuitant was the Beneficiary on the Annuitant's death, the Beneficiary will be automatically changed to the person who was the Successor Beneficiary on the date of death. If there was no Successor Beneficiary, then the Secondary Annuitant's executors or administrators, unless the Owner directed otherwise, will become the Beneficiary. All other rights and benefits under the Contract will continue in effect during the lifetime of the Secondary Annuitant as if the Secondary Annuitant were the Annuitant.

ASSIGNMENT

     The Company will not be bound by any assignment until the assignment (or a copy) is received by the Company at its Administrative Office. The Company is not responsible for determining the validity or effect of any assignment. The Company shall not be liable for any payment or other settlement made by the Company before receipt of the assignment.

     If the Contract is issued under certain retirement plans, then it may not be assigned, pledged or otherwise transferred except under conditions allowed under applicable law.

     Because an assignment may be a taxable event, a Owner should consult a competent tax advisor before assigning the Contract.

CHANGE OF BENEFICIARY

     So long as the Contract is in effect, the Beneficiary or Successor Beneficiary may be changed. A change is made by submitting a written request to the Company at its Operation Center. The form of the request must be acceptable to the Company. The Contract need not be returned unless requested by the Company. The change will take effect as of the date the request is signed, whether or not the Annuitant is living when the request is received by the Company. The Company will not, however, be liable for any payment made or action taken before receipt and acknowledgement of the request at its Operations Center.

SUBSTITUTION OF SECURITIES

     The Company may substitute shares of another mutual fund for shares of the Funds already purchased or to be purchased in the future by Contract Purchase Payments if:

          (1) the shares of any portfolio of the Funds is no longer available for investment by MONY Variable Account A or,

          (2) in the judgment of the Company's Board of Directors, further investment in shares of one or more of the portfolios of the Funds is inappropriate based on the purposes of the Contract.

A substitution of securities in any subaccount will take place only with prior approval of the Securities and Exchange Commission and under such requirements as it may impose.

MODIFICATION OF THE CONTRACTS

     Upon notice to the Owner, the Contract may be modified by the Company, but only if such modification

          (1) is necessary to make the Contract or MONY Variable Account A comply with any law or regulation issued by a governmental agency to which the Company is subject or

          (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts or

          (3) is necessary to reflect a change in the operation of MONY Variable Account A or the subaccounts or the Guaranteed Interest Account or

          (4) provides additional Settlement Options or fixed accumulation options. In the event of any modification, the Company may make appropriate endorsement in the Contract to reflect such modification.

CHANGE IN OPERATION OF MONY VARIABLE ACCOUNT A

     MONY Variable Account A may be operated as a management company under the 1940 Act or it may be deregistered under the 1940 Act in the event the registration is no longer required

     - at the Company's election, and

     - subject to any necessary vote by persons having the right to give voting instructions for shares of the Funds held by the subaccounts.

Deregistration of MONY Variable Account A requires an order by the Securities and Exchange Commission. If there is a change in the operation of MONY Variable Account A under this provision, the Company may:

     - make appropriate endorsement to the Contract to reflect the change, and

     - take such other action as may be necessary and appropriate to effect the change.

                                 VOTING RIGHTS

     All of the assets held in the subaccounts of MONY Variable Account A will be invested in shares of the designated portfolios of the Funds. The Company is the legal holder of these shares. As such, it has the right to vote on the following matters:

          (1) Election of the Board of Directors of MONY Series Fund, Inc. or the Board of Trustees of The Enterprise Accumulation Trust.

          (2) Certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund.

          (3) Any other matter that may be voted upon at a shareholders' meeting.

To the extent required by law, the Company will vote the shares of each of the Funds held in MONY Variable Account A (whether or not attributable to Owners). The Company will vote at shareholder meetings of each of the Funds according to the instructions received from Owners. The number of votes will be determined as of the record date selected by the Board of Directors or the Board of Trustees of the respective Fund. The Company will furnish Owners with the proper forms to enable them to give it these instructions. Currently, the Company may disregard voting instructions under the circumstances described in the following paragraph.

     The Company may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to

     - Cause a change in the subclassification or investment objectives or policies of one or more of the portfolios of either or both of the Funds.

     - Approve or disapprove an investment adviser or principal underwriter for either or both of the Funds.

In addition, the Company itself may disregard voting instructions that would require the above changes if the Company reasonably disapproves those changes in accordance with applicable federal regulations. If the Company does disregard voting instructions, it will advise Owners of that action and its reasons for the action in the next semiannual report to Owners.

     - Each Owner will have the equivalent of one vote per $100 of value attributable to the Contract held in each subaccount of MONY Variable Account A.

     - Each Owner will have fractional votes for amounts less than $100.

     - For voting purposes, this value attributable to the Contract is equal to the Fund Value.

     - The votes are represented as votes per $100 of value in each subaccount of MONY Variable Account A. These votes are converted into a proportionate number of votes in shares of the corresponding portfolio of each of the Funds.

     - Shares for which timely voting instructions are not received from Owners will be voted by the Company. The Company will vote the shares in the same proportion as those shares in that subaccount for which instructions are received.

     - Should applicable federal securities laws or regulations permit, the Company may elect to vote shares of each of the Funds in its own right.

     The number of corresponding shares of the portfolio for which the Owner may give instructions is computed by:

          (1) Determining the value attributable to the Contract held in that subaccount.

          (2) Dividing that value by the net asset value of one share in the designated portfolio of the respective Fund.

Example:  Contract value held in subaccount = $540
          Net asset value of portfolio shares = $20
          per share on the record date may give instructions on 5.4 votes ($540 divided by $100)
          Converts into instructions on 27 shares of the Fund ($540 divided by $20)

     Matters on which Owners may give voting instructions include the following:

          (1) approval of any change in the Investment Advisory Agreement and Services Agreement, if any, for the portfolio(s) of the Fund(s) corresponding to the Owner's selected subaccount(s);

          (2) any change in the fundamental investment policies of the portfolio(s) corresponding to the Owner's selected subaccount(s); and

          (3) any other matter requiring a vote of the shareholders of either of the Funds.

Owners participating in a particular portfolio will vote separately on the following matters pursuant to the requirements of Rule 18f-2 under the 1940 Act:

          (1) approval of the Investment Advisory Agreement, or

          (2) any change in a portfolio's fundamental investment policies

                         DISTRIBUTION OF THE CONTRACTS

     MONY Securities Corporation ("MSC"), a New York corporation organized on September 26, 1969 which is a wholly-owned subsidiary of the Company, will act as the principal underwriter of the Contracts, pursuant to an underwriting agreement with the Company. MSC is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The Contracts are sold by individuals who are registered representatives of MSC and who are licensed as life insurance agents for the Company. The Contracts may also be sold through other broker-dealers authorized by MSC and applicable law to do so. Commissions and other expenses directly related to the sale of the Contract will not exceed 6.0% of Purchase Payments. Additional compensation may be paid for persistency, sales quality, and contract size and for other services not directly related to the sale of the Contract. Such services include the training of personnel and the production of promotional material.

                               FEDERAL TAX STATUS

INTRODUCTION

     The Contracts described in this prospectus are designed for use by retirement plans that may or may not qualify for favorable tax treatment under the provisions of Sections 401, 403 (other than 403(b)), 408(b), and 457 of the Code. The ultimate effect of federal income taxes on

     - the value of the Contract's Fund Value,

     - annuity payments, and

     - economic benefit to the Owner, Annuitant, and the Beneficiary may depend upon

     - the type of retirement plan for which the Contract is purchased, and

     - the tax and employment status of the individual concerned.

     The following discussion of the treatment of Contracts and of the Company under the federal income tax laws is general in nature. The discussion is based on the Company's understanding of current federal income tax laws, and is not intended as tax advice. Any person considering the purchase of a Contract should consult a qualified tax adviser. A more detailed description of the treatment of the Contract under federal income tax laws is contained in the Statement of Additional Information. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING ANY TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX TREATMENT OF THE COMPANY

     Under existing federal income tax laws, the income of MONY Variable Account A, to the extent that it is applied to increase reserves under the Contracts, is substantially nontaxable to the Company.

TAXATION OF ANNUITIES IN GENERAL

     The Contracts offered by this prospectus are designed for use in connection with Qualified Plans and Non-Qualified Plans. All or a portion of the contributions to such plans will be used to make Purchase Payments under the Contracts. In general, contributions to Qualified Plans and income earned on contributions to all plans are tax-deferred until distributed to plan participants or their beneficiaries. Such tax deferral is not, however, available for Non-Qualified Plans if the Owner is other than a natural person unless the contract is held as an agent for a natural person. Annuity payments made as retirement distributions under a Contract are generally taxable to the annuitant as ordinary income except to the extent of

     - Participant contributions (in the case of Qualified Plans), or

     - Owner contributions (in the case of Non-Qualified Plans).

Owners, Annuitants, and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, and payments under the retirement plans in connection with which the Contracts are purchased.

     The Company will withhold and remit to the United States Government and, where applicable to state governments part of the taxable portion of each distribution made under a Contract unless the Owner or Annuitant

     - provides his or her taxpayer identification number to the Company, and

     - notifies the Company that he or she chooses not to have amounts withheld.

     The Technical and Miscellaneous Revenue Act of 1988 ("TAMRA") has requirements for determining the amount includable in gross income with respect to distributions not received as an annuity. Distributions include those resulting from gratuitous transfers. When computing the distributions for any 12 month period, distributions from all annuity contracts issued by the same company to the Owner (other than those issued to qualified retirement plans) will be treated as one annuity contract. The IRS is given power to prescribe additional rules to prevent avoidance of this rule through serial purchases of contracts or otherwise. None of these rules is expected to affect tax-benefited plans.

     Effective January 1, 1993, distributions of plan benefits from qualified retirement plans, other than individual retirement arrangements ("IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

          1. Part of a series of substantially equal periodic payments (at least annually) for

          - the participant's life or life expectancy,

          - the joint lives or life expectancies of the participant and his/her beneficiary,

          - or a period certain of not less than 10 years, or

          2. Required by the Code upon the participant's attainment of age 70 1/2 or death.

     Such withholding will apply even if the distribution is rolled over into another qualified plan, including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan, including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and excise tax penalties.

     Under the generation skipping transfer tax, the Company may be liable for payment of this tax under certain circumstances. In the event that the Company determines that such liability exists, an amount necessary to pay the generation skipping transfer tax may be subtracted from the death benefit proceeds.

RETIREMENT PLANS

     The Contracts described in this Prospectus currently are designed for use with the following types of retirement plans:

          (1) Pension and Profit Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a) and 401(k) of the Code, including those purchasers who would have been covered under the rules governing H.R. 10 (Keogh) Plans;

          (2) Individual Retirement Annuities permitted by Section 408(b) of the Code, including Simplified Employee Pensions established by employers pursuant to Section 408(k);

          (3) Deferred compensation plans provided by certain governmental entities under Section 457; and

          (4) Non-Qualified Plans.

     The tax rules applicable to participants in such retirement plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made here to provide more than general information about the use of Contracts with the various types of retirement plans. Participants in such plans as well as Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts. The Company will provide purchasers of Contracts used in connection with Individual Retirement Annuities with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Contract should consult a qualified tax adviser.

                                PERFORMANCE DATA

     We may advertise the performance of the MONY Variable Account A subaccounts. We will also report performance to contract owners and may make performance information available to prospective purchasers. This information will be presented in compliance with applicable law.

     Performance information contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each subaccount reflects the investment results of the designated portfolio of the Fund and recurring charges and deductions borne by or imposed on the portfolio and the subaccount. Set forth below for each subaccount is the manner in which the data contained in such advertisements will be calculated.

     Money Market Subaccount. The performance data for this subaccount will reflect the "yield" and "effective yield". The "yield" of the subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     Subaccounts other than the Money Market Subaccount. The performance data for these subaccounts will reflect the "yield" and "total return". The "yield" of each of these subaccounts refers to the income generated by an investment in that subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the subaccount. The value of each subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees of both the Funds and the Variable Account other than the Surrender Charge. "Total return" for each of these subaccounts refers to the return a Owner would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Funds and MONY Variable Account A, including any Surrender Charge imposed as a result of the full

Surrender, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "total return" data is given. Total return data may also be shown assuming that the Contract continues in force (i.e., was not surrendered) beyond the close of the periods indicated, in which case that data would reflect all charges and deductions of both the Funds and the Variable Account other than the Surrender Charge. Returns for periods exceeding one year reflect the average annual total return for such period. In addition to the total return data described above based upon a $1,000 investment, comparable data may also be shown for an investment equal to the amount of the average purchase payment made by a purchaser of a Contract during the prior year.

     Non-Standardized Performance Data. From time to time, average annual total return or other performance data may also be advertised in non-standardized formats. Non-standard performance data will be accompanied by standard performance data, and the period covered or other non-standard features will be disclosed. A non-standardized format may be used where we add new subaccounts which purchase shares of funds in existence prior to the formation of such subaccounts. In such cases we will use historical performance of the underlying fund with the current expenses of the applicable subaccount under the Contract.

     Performance information for MONY Variable Account A may be compared in advertisements, sales literature, and reports to contract owners to various indices, including, without limitation, the Standard & Poor's 500 Indices and the Lehman Brothers, Shearson, CDA/Wiesenberger, Russell, Merrill Lynch, and Wilshire indices, and to various ranking services, including, without limitation, the Lipper Annuity and Closed End Survey compiled by Lipper Analytical Services and the VARDS report compiled by Variable Annuity Research and Data Service and to the Consumer Price Index (a measure for inflation)in order to provide the reader a basis for comparison of performance. Reports and promotional literature may also contain the Company's rating or a rating of the Company's claims paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organization.

                             ADDITIONAL INFORMATION

     This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

     For further information with respect to the Company and the Contracts offered by this Prospectus, including the Statement of Additional Information (which includes financial statements relating to the Company), Owners and prospective investors may also contact the Company at its address or phone number set forth on the cover of this Prospectus for requesting such statement. The Statement of Additional Information is available from the Company without charge.

                               LEGAL PROCEEDINGS

     There are no legal proceedings to which MONY Variable Account A is a party. The Company and the principal underwriter are engaged in various kinds of routine litigation which, in the opinions of the Company and the principal underwriter, are not of material importance in relation to the total capital and surplus of the Company or the principal underwriter.

                              FINANCIAL STATEMENTS

     The financial statements for the Company should be distinguished from the financial statements of MONY Variable Account A and should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. The financial statements of the Company should not be considered as bearing on the investment performance of the assets held in MONY Variable Account A. The financial statements of the Company and MONY Variable Account A are included in the Statement of Additional Information.

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                               TABLE OF CONTENTS

                                       OF

                      STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 15, 2000

ITEM                                                          PAGE
----                                                          ----
MONY Life Insurance Company.................................   (1)
Legal Opinion...............................................   (1)
Independent Accountants.....................................   (1)
Federal Tax Status..........................................   (2)
Performance Data............................................   (5)
Financial Statements........................................   F-1

     If you would like to receive a copy of the MONY Variable Account A Statement of Additional Information, please return this request to:

MONY Life Insurance Company
Mail Drop 8-27
1740 Broadway
New York, New York 10019

Your name
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

City   -------------------------------   State -------------   Zip -------------

     Please send me a copy of the MONY Variable Account A Statement of Additional Information.

POLICY C5-98-2
FORM NO. 14433 SL (3/15/00)                                            333-72259

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             THE MONY CUSTOM MASTER

                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2000

                          INDIVIDUAL FLEXIBLE PAYMENT
                           VARIABLE ANNUITY CONTRACT

                                   ISSUED BY

                            MONY VARIABLE ACCOUNT A

                                      AND

                          MONY LIFE INSURANCE COMPANY

     This Statement of Additional Information is not a prospectus, but it relates to, and should be read in conjunction with, the prospectus dated May 1, 2000 for the Individual Flexible Payment Variable Annuity Contract ("Contract") issued by MONY Life Insurance Company ("Company"). The prospectus is available, at no charge, by writing the Company at 1740 Broadway, New York, New York, 10019, Mail Drop 8-27 or by calling 1-800-487-6669.

                               TABLE OF CONTENTS

                            ITEM                              PAGE
                            ----                              ----
MONY Life Insurance Company.................................   (1)
Legal Opinion...............................................   (1)
Independent Accountants.....................................   (1)
Federal Tax Status..........................................   (2)
Performance Data............................................   (5)
Financial Statements........................................  F-1

FORM NO. 14433 SL (5/1/00)                                             333-72259

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          MONY LIFE INSURANCE COMPANY

     MONY Life Insurance Company ("Company") is a stock life insurance company. It was organized under the laws of the state of New York in 1842 as a mutual life insurance company under the name The Mutual Life Insurance Company of New York. The principal offices of the Company are at 1740 Broadway, New York, New York 10019. MONY converted from a mutual life insurance company in 1998 in a process known as demutualization. The Company had consolidated assets at the end of 1999 of approximately $25.0 billion. The Company is licensed to sell insurance and annuities in all states of the United States, the District of Columbia, Puerto Rico, the Virgin Islands and all Provinces of Canada.

     At August 16, 1999, the rating assigned to the Company by A.M. Best Company, Inc., an independent insurance company rating organization, was upgraded to A (Excellent) based upon an analysis of financial condition and operating performance. The A.M. Best rating of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts.

MORE ABOUT THE COMPANY

     The Company is one of America's oldest and most respected financial institutions. It is geared to meet the needs of today's consumers and business owners with an array of insurance products.

     For over 150 years, this firm, founded as The Mutual Life Insurance Company of New York, has had the distinction of being not only one of the oldest insurance companies in America -- but also the first American mutual life insurance company to issue life insurance to the general public. Other important innovations include the fact that MONY was the first insurance company to:

     - offer a variable annuity with a choice of equity or fixed investments

     - insure a woman

     - insure a member of the armed forces

     The Company's mission is to provide excellence and quality in products and services through its network of highly trained insurance professionals that include:

     - Whole Life Insurance

     - Universal Life insurance

     - Qualified Retirement Plans

     Through the Company's subsidiary, MONY Securities Corporation, a wide variety of investment products are also available which include:

     - Mutual Funds and Investment Services

                                 LEGAL OPINION

     Legal matters relating to federal securities laws applicable to the issue and sale of the Contract and all matters of New York law pertaining to the Contract, including the validity of the Contract and the Company's right to issue the Contract, have been passed upon by Frederick C. Tedeschi, Esq., Vice President and Chief Counsel -- Operations, of the Company.

                            INDEPENDENT ACCOUNTANTS

     The financial statements included herein have been audited by PricewaterhouseCoopers LLP, independent accountants, and are included herein in reliance on the reports of said firm given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP's office is located at 1177 Avenue of the Americas, New York, New York 10036.

                                       (1)

                               FEDERAL TAX STATUS

INTRODUCTION

     The Contract is designed for use to fund retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Contract value, on annuity payments, and on the economic benefit to the Contractholder, Annuitant, or Beneficiary depends on the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon the Company's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAXATION OF ANNUITIES IN GENERAL

     Section 72 of the Code governs taxation of annuities in general. Except in the case of certain corporate and other non-individual Contractholders, there are no income taxes on increases in the value of a Contract until a distribution occurs, in the form of a full surrender, a partial surrender, a death benefit, an assignment or gift of the Contract, or as annuity payments.

SURRENDERS, DEATH BENEFITS, ASSIGNMENTS AND GIFTS

     A Contractholder who fully surrenders his or her Contract is taxed on the portion of the payment that exceeds his or her cost basis in the Contract. For Non-Qualified Contracts, the cost basis is generally the amount of the Purchase Payments made for the Contract, and the taxable portion of the surrender payment is taxed as ordinary income. For Qualified Contracts, the cost basis is generally zero, except to the extent of non-deductible employer contributions, and the taxable portion of the surrender payment is generally taxed as ordinary income subject to special elective 5-year (and, for certain eligible persons, 10-year) income averaging in the case of Qualified Contracts. A Beneficiary entitled to receive a lump sum death benefit upon the death of the Annuitant is taxed on the portion of the amount that exceeds the Contractholder's cost basis in the Contract. If the Beneficiary elects to receive annuity payments within 60 days of the Annuitant's death, different tax rules apply. (See "Annuity Payments" below.)

     Partial surrenders received under Non-Qualified Contracts prior to annuitization are first included in gross income to the extent Surrender Value exceeds Purchase Payments, less prior nontaxable distributions, and the balance is treated as a nontaxable return of principal to the Contractholder. For partial surrenders under a Qualified Contract, payments are generally prorated between taxable income and nontaxable return of investment.

     There are special rules for Qualified Plans or contracts involving 85 percent or more employee contributions. Since the cost basis of Qualified Contracts is generally zero, however, partial surrender amounts will generally be fully taxed as ordinary income.

     A Contractholder who assigns or pledges a Non-Qualified Contract is treated as if he or she had received the amount assigned or pledged and thus is subject to taxation under the rules applicable to surrenders. A Contractholder who gives away the Contract (i.e., transfers it without full and adequate consideration) to anyone other than his or her spouse is treated for income tax purposes as if he or she had fully surrendered the Contract.

ANNUITY PAYMENTS

     The non-taxable portion of each annuity payment is determined by an "exclusion ratio" formula which establishes the ratio that the cost basis of the Contract bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at

                                       (2)
ordinary income rates. For Qualified Contracts, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the Annuitant lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Conversely, a tax deduction in the Annuitant's last taxable year, equal to the unrecovered cost basis, is available if the Annuitant does not live to life expectancy.

PENALTY TAX

     Payments received by Contractholders, Annuitants, and Beneficiaries under both Qualified and Non-Qualified Contracts may be subject to both ordinary income taxes and a penalty tax equal to 10 percent of the amount received that is includable in income. The penalty is not imposed on amounts received: (a) after the taxpayer attains age 59 1/2; (b) in a series of substantially equal payments made for life or life expectancy following separation from service; (c) after the death of the Contractholder (or, where the Contractholder is not a human being, the death of the Annuitant); (d) if the taxpayer is totally disabled; (e) upon early retirement under the plan after the taxpayer's attainment of age 55; or (f) which are used for certain medical care expenses. Exceptions (e) and (f) do not apply to Individual Retirement Accounts and Annuities and Non-Qualified Contracts. An additional exception for Non-Qualified Contracts is amounts received as an immediate annuity.

INCOME TAX WITHHOLDING

     The Company is required to withhold federal, and, where applicable, state, income taxes on taxable amounts paid under the Contract unless the recipient elects not to have withholding apply. The Company will notify recipients of their right to elect not to have withholding apply.

     Effective January 1, 1993, distributions of plan benefits from qualified retirement plans, other than individual retirement arrangements ("IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

          1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years; or

          2. Required by the Code upon the participant's attainment of age 70 1/2 or death.

     Such withholding will apply even if the distribution is rolled over into another qualified plan, including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan, including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and excise tax penalties.

DIVERSIFICATION STANDARDS

     The United States Secretary of the Treasury has the authority to set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Secretary of the Treasury has issued certain regulations. Further regulations may be issued. The Funds are designed to be managed to meet the diversification requirements for the Contract as those requirements may change from time to time. The Company intends to satisfy those requirements so that the Contract will be treated as an annuity contract.

     The Secretary of the Treasury has announced that he expects to issue regulations or Revenue Rulings that will prescribe the circumstances in which a Contractholder's control of the investments of a segregated asset account may cause the Contractholder, rather than the insurance company, to be treated as the owner of the assets of the account. The regulations or Revenue Rulings could impose requirements that are not reflected in the Contract. The Company, however, has reserved certain rights to alter the Contract and investment alternatives so as to comply with such regulations or Revenue Rulings. Since the regulations or Revenue Rulings have not been issued, there can be no assurance as to the content of such regulations or
                                       (3)

Revenue Rulings or even whether application of the regulations or Revenue Rulings will be prospective. For these reasons, Contractholders are urged to consult with their own tax advisers.

QUALIFIED PLANS

     The Contract is designed for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Moreover, many of these tax rules were changed by the Tax Reform Act of 1986. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans as well as Contractholders, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Contract in connection therewith. Purchasers of the Contract should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Contract with that plan.

TAX-SHELTERED ANNUITIES

     Section 403(b) of the Code permits public school employees and employees of certain types of charitable organizations specified in Section 501(c)(3) of the Code and certain educational organizations to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of Purchase Payments from gross income for tax purposes. However, such Purchase Payments may be subject to Social Security (FICA) taxes. These annuity contracts are commonly referred to as "Tax-Sheltered Annuities." Effective January 1, 1989, the Contracts have been withdrawn from sale to Qualified Plans which intend to qualify for federal income tax advantages under Section 403(b).

H.R. 10 PLANS

     The Self-Employed Individuals Tax Retirement Act of 1962, as amended, which is commonly referred to as "H.R. 10," permits self-employed individuals to establish Qualified Plans for themselves and their employees. The tax consequences to participants under such plans depend upon the plan itself. In addition, such plans are limited by law to maximum permissible contributions, distribution dates, and tax rates applicable to distributions. In order to establish such a plan, a plan document, usually in prototype form pre-approved by the Internal Revenue Service, is adopted and implemented by the employer.

INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES

     Section 408 of the Code permits eligible individuals to contribute to individual retirement programs known as "Individual Retirement Accounts" and "Individual Retirement Annuities." These Individual Retirement Accounts and Annuities are subject to limitations on the amounts which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into an Individual Retirement Account or Annuity.

CORPORATE PENSION AND PROFIT-SHARING PLANS

     Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contract to provide benefits under the plans.

CERTAIN GOVERNMENTAL ENTITIES

     Section 457 of the Code permits certain governmental entities to establish deferred contribution plans. Such deferred contribution plans may permit the purchase of the Contract to provide benefits under the plans.

                                       (4)

                                PERFORMANCE DATA

MONEY MARKET SUBACCOUNT

     For the seven-day period ended December 31, 1999, the yield was 4.56% and the effective yield was 4.67%.

     The yield was calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period ("First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

     The effective yield was calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to the Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     As the Money Market Subaccount invests only in shares of the Money Market Portfolio of the MONY Series Fund, Inc. ("MONY Series Fund"), the First Day Value reflects the per share net asset value of the Money Market Portfolio (which will normally be $1.00) and the number of shares of the Money Market Portfolio of the MONY Series Fund held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the number of shares of the Money Market Portfolio of the MONY Series Fund held in the Money Market Subaccount due to the declaration of dividends (in the form of shares and including dividends (in the form of shares) on shares received as dividends) of the net investment income and the daily charges and deductions from the Subaccount for mortality and expense risks and a deduction for the Annual Contract Charge imposed on each Contract Anniversary which has been pro-rated to reflect the shortened 7-day period and allocated to the Money Market Subaccount in the proportion that the total value of the Money Market Subaccount bore to the total value of the Variable Account at the end of the period indicated. Net investment income reflects earnings on investments less expenses of the Fund including the Investment Advisory Fee (which for calculating the yield and effective yield quoted above is assumed to be .40 percent, the fee which would be charged based upon the amount of assets under management on the last day of the period for which the quoted yield is stated). Not reflected in either the yield or effective yield are surrender charges, which will not exceed 7% of total Purchase Payments made to the Contract.

                                       (5)

SUBACCOUNTS OTHER THAN MONEY MARKET SUBACCOUNT

TOTAL RETURN:

     The average annual total return for the Subaccounts other than the Money Market Subaccount, assuming that the Contracts remain in force throughout the periods, is shown in the table below. This table does not reflect the impact of the tax laws, if any, on total return as a result of the surrender.

                            MONY VARIABLE ACCOUNT A

                             PRO FORMA TOTAL RETURN

                    (ASSUMING $1,000 PAYMENT AT BEGINNING OF
                     PERIOD AND SURRENDER AT END OF PERIOD)

                                                                                             FOR THE
                                                                                           PERIOD SINCE
                                          FOR THE          FOR THE          FOR THE         INCEPTION
                                        1 YEAR ENDED    5 YEARS ENDED    10 YEARS ENDED      THROUGH
                                        DECEMBER 31,    DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
              SUBACCOUNT                    1999            1999              1999             1999
              ----------                ------------    -------------    --------------    ------------
Enterprise Equity.....................       6.99%          19.99%           15.31%            15.44%
Enterprise Small Company Value........      14.78%          17.07%           15.45%            15.33%
Enterprise Managed....................       1.07%          19.04%           16.11%            17.20%
Enterprise International Growth.......      31.57%          14.75%             N/A             14.38%
Enterprise High Yield Bond............      -3.88%           7.54%             N/A              7.65%
Enterprise Growth.....................      15.14%            N/A              N/A             19.46%
Enterprise Growth and Income..........      11.56%            N/A              N/A             12.62%
Enterprise Small Company Growth.......      43.93%            N/A              N/A             51.38%
Enterprise Equity Income..............      -2.20%            N/A              N/A              0.25%
Enterprise Capital Appreciation.......      43.81%            N/A              N/A             54.13%
MONY Government Securities............      -6.85%           3.52%             N/A              3.71%
MONY Intermediate Term Bond...........      -7.25%           4.39%            5.51%             5.70%
MONY Long Term Bond...................     -14.51%           6.09%            6.79%             7.09%
Enterprise Multi-Cap Growth...........        N/A             N/A              N/A            172.70%
Enterprise Balanced...................        N/A             N/A              N/A             -1.71%
Dreyfus Stock Index...................        N/A             N/A              N/A             -0.14%
The Dreyfus Socially Responsible
  Growth..............................        N/A             N/A              N/A              8.61%
Fidelity VIP Growth...................        N/A             N/A              N/A              7.02%
Fidelity VIP II Contrafund(R).........        N/A             N/A              N/A              2.99%
Fidelity VIP III Growth
  Opportunities.......................        N/A             N/A              N/A             -7.98%
Janus Aspen Series Aggressive
  Growth..............................        N/A             N/A              N/A             52.02%
Janus Aspen Series Balanced...........        N/A             N/A              N/A              3.09%
Janus Aspen Series Capital
  Appreciation........................        N/A             N/A              N/A             20.83%
Janus Aspen Series Worldwide Growth...        N/A             N/A              N/A             30.38%

    Although MONY Variable Account A commenced operations in February 1991, the total returns shown above reflect those operations as well as the historical results for MONY Legacy Variable Account A. MONY Legacy Variable Account A commenced operations on December 30, 1987 and the assets, reserves, and other liabilities thereof became the assets, reserves, and other liabilities of the MONY Variable Account A on February 28, 1991, the effective date of the merger of MONY Legacy Life Insurance Company into the Company. Total return for the period since inception reflects the average annual total return since the inception (commencement of operations) of each of the Subaccounts, which is August 1988 for the Equity and Managed Subaccounts, September 1988 for the Small Company Value Subaccount, March 1988 for the Intermediate Term Bond Subaccount, February 1988 for the Long Term Bond Subaccount, December 1994 for the Government Securities Portfolio, and November 1994 for the International Growth and for the High Yield Bond, and November 1998 for the Equity Income, Growth and Income, Growth, Capital Appreciation, and Small Company Growth Subaccounts. The inception date for the Enterprise Multi-Cap Growth, Enterprise Balanced, Dreyfus Stock Index, Dreyfus Socially Responsible, Fidelity VIP Growth, Fidelity VIP II Contrafund, Fidelity VIP III Growth Opportunities, Janus Aspen Series Aggressive Growth, Janus Aspen Series Balanced, Janus Aspen Series Capital Appreciation and Janus Aspen Series Worldwide Growth Subaccounts is July 1999. Total return is not indicative of future performance.
                                       (6)

     The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distributions from the corresponding Portfolio of the Funds were reinvested, and that the Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The total return percentages shown in the table reflect the historical rates of return, deductions for all charges, expenses, and fees of both the Funds (including the Investment Adviser Fees described in the Prospectus (see "Investment Adviser Fee" beginning at page
17) and the Variable Account which would be imposed on the payment assumed, including a contingent deferred sales (Surrender) charge imposed as a result of the full surrender and a deduction for the Annual Contract Charge imposed on each Contract Anniversary and upon full surrender and allocated to each Subaccount in the proportion that the total value of that Subaccount bore to the total value of the Variable Account at the end of the period indicated.

     The average annual total return for the Subaccounts other than the Money Market Subaccount, assuming that the Contracts remain in force throughout the periods indicated, is shown in the table below.

                            MONY VARIABLE ACCOUNT A

                             PRO FORMA TOTAL RETURN

                    (ASSUMING $1,000 PAYMENT AT BEGINNING OF
                    PERIOD AND CONTRACT CONTINUES IN FORCE)

                                                                                              FOR THE
                                                                                           PERIOD SINCE
                                          FOR THE          FOR THE          FOR THE          INCEPTION
                                        1 YEAR ENDED    5 YEARS ENDED    10 YEARS ENDED       THROUGH
                                        DECEMBER 31,    DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
              SUBACCOUNT                    1999            1999              1999             1999
              ----------                ------------    -------------    --------------    -------------
Enterprise Equity.....................     14.18%           21.11%           15.31%            15.44%
Enterprise Small Company Value........     22.50%           18.18%           15.45%            15.33%
Enterprise Managed....................      7.86%           20.15%           16.11%            17.20%
Enterprise International Growth.......     40.42%           15.84%             N/A             15.23%
Enterprise High Yield Bond............      2.58%            8.54%             N/A              8.43%
Enterprise Growth.....................     22.88%             N/A              N/A             26.88%
Enterprise Growth and Income..........     19.06%             N/A              N/A             19.66%
Enterprise Small Company Growth.......     53.61%             N/A              N/A             60.93%
Enterprise Equity Income..............      4.38%             N/A              N/A              6.60%
Enterprise Capital Appreciation.......     53.48%             N/A              N/A             63.97%
MONY Government Securities............     -0.59%            4.48%             N/A              4.46%
MONY Intermediate Term Bond...........     -1.01%            5.36%            5.51%             5.70%
MONY Long Term Bond...................     -8.77%            7.06%            6.79%             7.09%
Enterprise Multi-Cap Growth...........       N/A              N/A              N/A            191.03%
Enterprise Balanced...................       N/A              N/A              N/A              4.90%
Dreyfus Stock Index...................       N/A              N/A              N/A              6.57%
The Dreyfus Socially Responsible
  Growth..............................       N/A              N/A              N/A             15.92%
Fidelity VIP Growth...................       N/A              N/A              N/A             14.21%
Fidelity VIP II Contrafund(R).........       N/A              N/A              N/A              9.91%
Fidelity VIP III Growth
  Opportunities.......................       N/A              N/A              N/A             -1.79%
Janus Aspen Series Aggressive
  Growth..............................       N/A              N/A              N/A             62.24%
Janus Aspen Series Balanced...........       N/A              N/A              N/A             10.02%
Janus Aspen Series Capital
  Appreciation........................       N/A              N/A              N/A             28.95%
Janus Aspen Series Worldwide Growth...       N/A              N/A              N/A             39.14%

                                       (7)

    Although MONY Variable Account A commenced operations in February 1991, the total returns shown above reflect those operations as well as the historical results for MONY Legacy Variable Account A. MONY Legacy Variable Account A commenced operations on December 30, 1987 and the assets, reserves, and other liabilities thereof became the assets, reserves, and other liabilities of the MONY Variable Account A on February 28, 1991, the effective date of the merger of MONY Legacy Life Insurance Company into the Company. Total return for the period since inception reflects the average annual total return since the inception (commencement of operations) of each of the Subaccounts, which is August 1988 for the Equity and Managed Subaccounts, September 1988 for the Small Company Value Subaccount, March 1988 for the Long Term Bond Subaccount, February 1986 for the Intermediate Term Bond Subaccount, December 1994 for the Government Securities Subaccount, and November 1994 for the International Growth and for the High Yield Bond Subaccounts, and November 1998 for the Equity Income, Growth and Income, Growth, Capital Appreciation, and Small Company Growth Subaccounts. The inception date for the Enterprise Multi-Cap Growth, Enterprise Balanced, Dreyfus Stock Index, Dreyfus Socially Responsible, Fidelity VIP Growth, Fidelity VIP II Contrafund, Fidelity VIP III Growth Opportunities, Janus Aspen Series Aggressive Growth, Janus Aspen Series Balanced, Janus Aspen Series Capital Appreciation and Janus Aspen Series Worldwide Growth Subaccounts is July 1999. Total return is not indicative of future performance.

     The table above reflects the same assumptions and results as the table appearing on page (6), except that no contingent deferred sales (surrender) charge has been deducted. The data reflected in the table above reflects the total return a Contractholder would have received during that period if he did not surrender his Contract.

30-DAY YIELD:

     The yield for the Intermediate Term Bond, Long Term Bond, Government Securities and High Yield Bond Subaccounts is shown for the 30-day periods indicated in the following table.

                            MONY VARIABLE ACCOUNT A
                       PRO FORMA YIELD FOR 30-DAY PERIOD

                                                                  YIELD FOR
                                                                30 DAYS ENDED
                                                              DECEMBER 31, 1999
                                                              -----------------
Intermediate Term Bond......................................        5.09%
Long Term Bond..............................................        5.30%
Government Securities.......................................        4.98%
High Yield Bond.............................................        8.10%

The 30-day yield is not indicative of future results.

     The yield shown in the table above is computed by subtracting from the net investment income of the corresponding Portfolio of the respective Fund charges and expenses imposed by the Variable Account and dividing the result by the value of the Subaccount. For the Intermediate Term Bond and Long Term Bond Portfolios, net investment income is the net of interest earned on the obligation held by the Portfolio and expenses accrued for the period. Interest earned on the obligation is determined by (i) computing the yield to maturity based on the market value of each obligation held in the corresponding Portfolio at the close of business on the thirtieth day of the period (or as to obligations purchased during that 30-day period, based on the purchase price plus accrued interest); (ii) dividing the yield to maturity for each obligation by 360; (iii) multiplying that quotient by the market value of each obligation (including actual accrued interest) for each day of the subsequent 30-day month that the obligation is in the Portfolio; and (iv) totaling the interest on each obligation. Discount or premium amortization is recomputed at the beginning of each 30-day period and with respect to discount and premium on mortgage or other asset-backed obligations subject to monthly payment of principal and interest, discount and premium is amortized on the remaining security, based on the cost of the security, to the weighted average maturity date, if available, or to the remaining term of the security, if the weighted average maturity date is not available. Gain or loss attributable to actual monthly paydowns is reflected as an increase or decrease in interest income during that period.

     The yield shown reflects deductions for all charges, expenses, and fees of both the Funds and the Variable Account other than the contingent deferred sales (surrender) charge. The surrender charge will not exceed 7% of total Purchase Payments made in the Contract Year of surrender and the preceding 7 Contract Years.

     Net investment income of the corresponding Portfolio less all charges and expenses imposed by the Variable Account is divided by the product of the average daily number of Units outstanding and the value of

                                       (8)
one Unit on the last day of the period. The sum of the quotient and 1 is raised to the 6th power, 1 is subtracted from the result, and then multiplied by 2.

YEAR TO DATE TOTAL RETURN:

     The tables below show total returns for the period to date (January 1, 2000 to February 11, 2000) which have not been annualized and which assume a $1,000 payment made at the beginning of the period and reflecting the same assumptions and results as the table appearing on page (6), except, in the case of the column headed "Contract In Force", no contingent deferred sales (surrender) charge or annual contract charge has been deducted:

                            MONY VARIABLE ACCOUNT A
                     PRO FORMA PERIOD TO DATE TOTAL RETURN
                        (JANUARY 1 TO FEBRUARY 11, 2000)
                (ASSUMING $1,000 PAYMENT AT BEGINNING OF PERIOD)

                                                                              NO SURRENDER
                                                             SURRENDER AT       CONTRACT
                        SUBACCOUNT                           END OF PERIOD      IN FORCE
                        ----------                           -------------    ------------
Enterprise Equity..........................................      -4.86%            1.54%
Enterprise Small Company Value.............................      -7.15%           -0.91%
Enterprise Managed.........................................     -12.19%           -6.29%
Enterprise International Growth............................      -8.14%           -1.97%
Enterprise High Yield Bond.................................      -7.15%           -0.91%
Enterprise Growth..........................................     -11.43%           -5.48%
Enterprise Growth and Income...............................     -11.91%           -5.99%
Enterprise Small Company Growth............................       1.72%            8.56%
Enterprise Equity Income...................................     -15.86%          -10.20%
Enterprise Capital Appreciation............................     -10.55%           -4.53%
MONY Government Securities.................................      -6.78%           -0.51%
MONY Intermediate Term Bond................................      -6.78%           -0.51%
MONY Long Term Bond........................................      -5.22%            1.16%
Enterprise Multi-Cap Growth................................       3.94%           10.93%
Enterprise Balanced........................................      -9.68%           -3.60%
Dreyfus Stock Index........................................     -11.58%           -5.63%
The Dreyfus Socially Responsible Growth....................      -9.33%           -3.24%
Fidelity VIP Growth........................................      -4.83%            1.57%
Fidelity VIP II Contrafund(R)..............................      -6.96%           -0.71%
Fidelity VIP III Growth Opportunities......................     -12.71%           -6.84%
Janus Aspen Series Aggressive Growth.......................       7.75%           15.00%
Janus Aspen Series Balanced................................      -4.92%            1.47%
Janus Aspen Series Capital Appreciation....................      -4.06%            2.39%
Janus Aspen Series Worldwide Growth........................       2.65%            9.55%

OTHER NON-STANDARDIZED PERFORMANCE DATA:

     From time to time, average annual total return or other performance data may also be advertised in nonstandardized formats. Non-standard performance data will be accompanied by standard performance data, and the period covered or other non-standard features will be disclosed.

                                       (9)

                              FINANCIAL STATEMENTS

     The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in the Variable Account. The financial statements of the Company are included in the Statement of Additional Information.

                                      (10)

             FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS
                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
With respect to MONY Variable Account A
  No financial statements for MONY Variable Account A are
     included because although the MONY Variable Account A
     commenced operations in 1990, the subaccounts available
     to policyholders had not commenced operations as of
     December 31, 1999.

With respect to MONY Life Insurance Company
  Report of Independent Accountants.........................   F-2
  Consolidated balance sheets as of December 31, 1999 and
     1998...................................................   F-3
  Consolidated statements of income and comprehensive income
     for the years ended December 31, 1999, 1998 and 1997...   F-4
  Consolidated statements of changes in shareholder's equity
     for the years ended December 31, 1999, 1998 and 1997...   F-5
  Consolidated statements of cash flows for the years ended
     December 31, 1999, 1998 and 1997.......................   F-6
  Notes to consolidated financial statements................   F-8

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The MONY Life Insurance Company

     In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, changes in shareholders' equity and cash flows present fairly, in all material respects, the financial position of The MONY Life Insurance Company and Subsidiaries (the "Company"), formerly known as The Mutual Life Insurance Company of New York and subsidiaries, at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

New York, New York
February 10, 2000, except for Note 18(b) as to which the date is March 27, 2000 and Note 23(c), as to which the date is March 8, 2000.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998

                                                                1999         1998
                                                              ---------    ---------
                                                                 ($ IN MILLIONS)
ASSETS
INVESTMENTS:
Fixed maturity securities available-for-sale, at fair
  value.....................................................  $ 3,066.7    $ 3,132.0
Equity securities available-for-sale, at fair value.........      519.8        457.2
Mortgage loans on real estate (Note 13).....................    1,270.4        988.3
Policy loans................................................       69.1         61.1
Real estate to be disposed of (Note 13).....................      300.9        312.9
Real estate held for investment (Note 13)...................       46.2        321.3
Other invested assets.......................................       37.9         40.7
                                                              ---------    ---------
                                                                5,311.0      5,313.5
                                                              =========    =========
Cash and cash equivalents...................................      232.6        270.2
Accrued investment income...................................       74.6         68.9
Amounts due from reinsurers.................................      488.0        478.1
Deferred policy acquisition costs...........................      558.3        439.7
Other assets................................................      365.4        325.6
Assets transferred in Group Pension Transaction (Note 10)...    5,109.8      5,751.8
Separate account assets.....................................    6,398.3      6,090.3
Closed Block assets (Note 20)...............................    6,182.1      6,161.2
                                                              ---------    ---------
  Total assets..............................................  $24,720.1    $24,899.3
                                                              =========    =========
LIABILITIES AND SHAREHOLDERS' EQUITY
Future policy benefits......................................  $   954.3    $   960.0
Policyholders' account balances.............................    1,942.9      1,991.7
Other policyholders' liabilities............................      120.4        104.8
Amounts due to reinsurers...................................       83.8         95.6
Accounts payable and other liabilities......................      581.1        518.3
Short term debt (Note 16)...................................       53.4           --
Long term debt (Note 16)....................................      245.4        375.4
Current federal income taxes payable........................      147.4         79.1
Liabilities transferred in Group Pension Transaction (Note
  10).......................................................    5,099.1      5,678.5
Separate account liabilities................................    6,396.2      6,078.1
Closed Block liabilities (Note 20)..........................    7,303.3      7,290.7
                                                              ---------    ---------
  Total liabilities.........................................  $22,927.3    $23,172.2
                                                              =========    =========
Commitments and contingencies (Notes 9 and 18)
  Common stock, $1.00 par value; 2.5 million shares
  authorized and outstanding................................  $     2.5    $     2.0
Capital in excess of par....................................    1,563.6      1,564.1
Retained earnings...........................................      256.1          8.6
Accumulated other comprehensive income......................      (29.4)       152.4
                                                              ---------    ---------
  Total shareholders' equity................................    1,792.8      1,727.1
                                                              ---------    ---------
  Total liabilities and shareholders' equity................  $24,720.1    $24,899.3
                                                              =========    =========

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

           CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
                 YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

                                                                                          1998
                                                                                       PRO FORMA*
                                                     1999        1998        1997      (UNAUDITED)
                                                   --------    --------    --------    -----------
                                                                   ($ IN MILLIONS)
REVENUES:
Premiums.........................................  $   96.3    $  621.7    $  838.6     $   77.9
Universal life and investment-type product policy
  fees...........................................     196.3       151.6       127.3        151.6
Net Investment income (Note 11)..................     524.9       688.3       733.0        361.1
Net realized gains on investments (Note 11)......     122.2       168.7        72.1        160.9
Group Pension Profits (Note 10)..................      63.0        56.8        60.0         56.8
Other income.....................................     195.8       162.6       145.4        161.3
Contribution from the Closed Block...............      44.8         5.7          --         52.2
                                                   --------    --------    --------     --------
                                                    1,243.3     1,855.4     1,976.4      1,021.8
                                                   --------    --------    --------     --------
BENEFITS AND EXPENSES:
Benefits to policyholders........................     147.0       679.8       840.1        124.4
Interest credited to policyholders' account
  balances.......................................     106.6       112.7       125.9        105.0
Amortization of deferred policy acquisition
  costs..........................................      70.3       122.0       181.2         52.2
Dividends to policyholders.......................       1.9       195.8       224.3          3.3
Other operating costs and expenses...............     536.6       451.7       417.2        443.5
                                                   --------    --------    --------     --------
                                                      862.4     1,562.0     1,788.7        728.4
                                                   --------    --------    --------     --------
Income before income taxes & extraordinary
  item...........................................     380.9       293.4       187.7        293.4
Income tax expense...............................     131.4       102.7        57.3        102.7
                                                   --------    --------    --------     --------
Income before extraordinary items................     249.5       190.7       130.4        190.7
                                                   --------    --------    --------     --------
Extraordinary items (Note 4).....................       2.0        27.2        13.3           --
                                                   --------    --------    --------     --------
Net income.......................................     247.5       163.5       117.1        190.7
                                                   --------    --------    --------     --------
Other comprehensive income, net (Note 11)........    (181.8)       34.3        33.0
                                                   --------    --------    --------
Comprehensive income.............................  $   65.7    $  197.8    $  150.1
                                                   ========    ========    ========

---------------
* The pro forma information gives effect to the transactions referred to in Notes 1 and 22.

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                 YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

                                                                             ACCUMULATED
                                                     CAPITAL                    OTHER           TOTAL
                                           COMMON   IN EXCESS   RETAINED    COMPREHENSIVE   SHAREHOLDERS'
                                           STOCK     OF PAR     EARNINGS       INCOME          EQUITY
                                           ------   ---------   ---------   -------------   -------------
                                                                  ($ IN MILLIONS)
Balance, December 31, 1996...............   $       $           $ 1,085.4      $  85.1        $1,170.5
Comprehensive income:
  Net income.............................                           117.1                        117.1
  Other comprehensive income:
     Unrealized gains on investments, net
       of unrealized losses,
       reclassification adjustments, and
       taxes (Note 11)...................                                         35.9            35.9
     Minimum pension liability
       adjustment........................                                         (2.9)           (2.9)
                                                                               -------        --------
  Other comprehensive income.............                                         33.0            33.0
                                                                               -------        --------
Comprehensive income.....................                                                        150.1
                                            ----    --------    ---------      -------        --------
Balance, December 31, 1997...............                         1,202.5        118.1         1,320.6
Demutualization Transaction..............            1,344.2     (1,357.4)                       (13.2)
Capital Contribution.....................    2.0       219.9                                     221.9
Comprehensive income:
  Net income before demutualization......                           154.9                        154.9
  Net income after demutualization.......                             8.6                          8.6
                                            ----    --------    ---------      -------        --------
     Net income for the year.............                           163.5                        163.5
  Other comprehensive income:
     Unrealized losses on investments,
       net of unrealized gains,
       reclassification adjustments, and
       taxes (Note 11)...................                                         31.4            31.4
     Minimum pension liability
       adjustment........................                                          2.9             2.9
                                                                               -------        --------
  Other comprehensive income.............                                         34.3            34.3
                                            ----    --------    ---------      -------        --------
Comprehensive income.....................                                                        197.8
                                                                                              --------
Balance, December 31, 1998...............    2.0     1,564.1          8.6        152.4         1,727.1
Comprehensive income/(loss)
  Net income.............................                           247.5                        247.5
  Other comprehensive income: unrealized
     gains on investments, net of
     unrealized losses, reclassification
     adjustments, and taxes (Note 11)....                                       (181.8)         (181.8)
Change in number of authorized and
  outstanding shares.....................    0.5        (0.5)
                                                                                              --------
Comprehensive income/(loss)..............                                                         65.7
                                            ----    --------    ---------      -------        --------
Balance, December 31, 1999...............   $2.5    $1,563.6    $   256.1      $ (29.4)       $1,792.8
                                            ====    ========    =========      =======        ========

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

                                                              1999         1998         1997
                                                            ---------    ---------    ---------
                                                                      ($ IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES (SEE NOTE 4):
Net income................................................  $   247.5    $   163.5    $   117.1
Adjustments to reconcile net income to net cash provided
  by operating activities:
  Interest credited to policyholders' account balances....      105.0        110.6        122.3
  Universal life and investment-type product policy fee
     income...............................................     (143.5)      (123.6)      (112.9)
  Capitalization of deferred policy acquisition costs.....     (148.8)      (124.5)      (141.0)
  Amortization of deferred policy acquisition costs.......       70.3        122.0        181.2
  Provision for depreciation and amortization.............       31.5         41.4         55.0
  Provision for deferred federal income taxes.............       57.4         11.4        (50.2)
  Net realized gains on investments.......................     (122.2)      (168.7)       (72.1)
  Non-cash distributions from investments.................     (172.8)       (35.1)       (31.1)
  Change in other assets and accounts payable and other
     Liabilities..........................................      (26.4)       (32.7)      (177.5)
  Change in future policy benefits........................       (3.7)       136.2        206.9
  Change in other policyholders' liabilities..............       15.6         32.9        (17.4)
  Change in current federal income taxes payable..........      103.5        (14.9)       (11.2)
  Initial cash transferred to the Closed Block............         --        (46.9)          --
  Contribution from the Closed Block......................      (44.8)        (5.7)          --
                                                            ---------    ---------    ---------
Net cash (used in)/provided by operating activities.......      (31.4)        65.9         69.1
                                                            ---------    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
Sales, maturities or repayments of:
  Fixed maturities........................................      689.4        887.3        952.0
  Equity securities.......................................      328.1        177.4        246.7
  Mortgage loans on real estate...........................      132.9        424.4        334.4
  Real estate.............................................      350.7        578.3        430.8
  Other invested assets...................................       18.7         46.0          5.0
Acquisitions of investments:
  Fixed maturities........................................     (830.0)    (1,479.7)    (1,336.2)
  Equity securities.......................................     (152.0)      (230.5)      (211.5)
  Mortgage loans on real estate...........................     (412.0)      (422.4)      (183.1)
  Real estate.............................................      (44.5)       (39.5)       (52.7)
  Other invested assets...................................      (20.6)        (2.1)        (1.7)
  Policy loans, net.......................................       (7.8)       (17.8)       (15.9)
  Other, net..............................................       60.3          8.8         10.1
  Property & equipment, net...............................      (22.5)       (30.9)       (35.8)
  Acquisition of subsidiaries, net of cash acquired.......         --        (46.0)          --
                                                            ---------    ---------    ---------
Net cash provided by/(used in) investing activities.......  $    90.7    $  (146.7)   $   142.1
                                                            =========    =========    =========

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                              1999         1998         1997
                                                            ---------    ---------    ---------
                                                                      ($ IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES:
  Issuance of debt........................................  $      --    $      --    $   115.0
  Repayments of debt......................................      (84.8)       (61.3)      (126.0)
  Receipts from annuity and universal life policies
     credited to policyholders' account balances..........    1,851.5      1,254.0      1,226.4
  Return of policyholders' account balances on annuity
     policies and universal life policies.................   (1,863.6)    (1,377.0)    (1,435.2)
  Other...................................................                                  6.6
Capital Contribution (Note 4).............................        0.0        221.9          0.0
                                                            ---------    ---------    ---------
Net cash (used in)/provided by financing activities.......      (96.9)        37.6       (213.2)
                                                            ---------    ---------    ---------
Net (decrease)/increase in cash and cash equivalents......      (37.6)       (43.2)        (2.0)
Cash and cash equivalents, beginning of year..............      270.2        313.4        315.4
                                                            ---------    ---------    ---------
Cash and cash equivalents, end of year....................  $   232.6    $   270.2    $   313.4
                                                            =========    =========    =========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
CASH PAID DURING THE PERIOD FOR:
Income taxes..............................................  $    20.1    $    97.4    $   114.6
Interest..................................................  $    20.3    $    20.3    $    20.8

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND DESCRIPTION OF BUSINESS:

     On November 16, 1998, pursuant to its Plan of Reorganization (the "Plan") which was approved by the New York Superintendent of Insurance on the same day (the "Plan Effective Date"), The Mutual Life Insurance Company of New York ("MONY") converted from a mutual life insurance company to a stock life insurance company (the "Demutualization") and became a wholly owned subsidiary of The MONY Group Inc., (the "MONY Group" or the "Holding Company"), a Delaware corporation organized on June 24, 1997 for the purpose of becoming the parent holding company of MONY. The MONY Group has no other operations or subsidiaries. In connection with the Plan, MONY established a closed block, as more fully discussed in Note 3, to fund the guaranteed benefits and dividends of certain participating insurance policies and eligible policyholders received cash policy credits, or shares of common stock of the MONY Group in exchange for their membership interests in MONY (see Note 4). Also, on November 16, 1998, the MONY Group consummated an initial public offering (the "Offerings") of approximately
12.9 million shares of its common stock (see Note 4) and MONY changed its name to MONY Life Insurance Company (MONY Life Insurance Company and its subsidiaries are hereafter collectively referred to as "MONY Life"). The shares of common stock issued in the Offerings are in addition to approximately 34.3 million shares of common stock of the MONY Group distributed to the aforementioned eligible policyholders. The Plan and the Offerings are hereafter collectively referred to as the "Transaction". During 1999, the Company increased the number of its common shares authorized and outstanding from 2.0 million to 2.5 million in order to comply with regulatory requirements.

     MONY Life and its subsidiaries (hereafter collectively referred to as the "Company"), is primarily engaged in the business of providing a wide range of life insurance, annuity, and investment products to higher income individuals, particularly family builders, pre-retirees, and small business owners (see Note
5). The Company distributes its products primarily through its career agency sales force and various complementary distribution channels. These include sales of mutual funds sold by Enterprise Capital Management through third-party broker dealers, sales of protection products through brokerage general agencies, sales of corporate-owned life insurance ("COLI") products by the Company's corporate marketing team and sales of a variety of financial products and services through the Company's Trusted Securities Advisors Corp. subsidiary. The Company primarily sells its products in all 50 of the United States, the District of Columbia, the U.S. Virgin Islands, Guam and the Commonwealth of Puerto Rico.

     On December 31, 1998, MONY Life acquired Sagamore Financial Corporation, the holding Company parent of U.S. Financial Life Insurance Company ("USFL") for a purchase price of $48 million. USFL is a special-risk carrier based in Ohio, which distributes its products in 41 states through brokerage general agencies. The acquisition was accounted for as a purchase. In conjunction therewith, MONY Life recorded $18.8 million of goodwill which will be amortized over 20 years.

2. INVESTMENT AGREEMENT:

     On December 30, 1997, affiliates of Goldman, Sachs & Co. (the "Investors"), one of the underwriters for the Offerings, entered into an investment agreement with MONY (the "Investment Agreement"), pursuant to which: (i) the Investors purchased, for $115.0 million (the "Consideration"), Surplus Notes issued by MONY (the "MONY Notes") with an aggregate principal amount equal to the Consideration (see Note 16), and (ii) the Investors purchased, for $10.0 million, warrants (the "Warrants") to purchase from the Holding Company (after giving effect to the initial public offering) in the aggregate 7.0% of the fully diluted Common Stock as of the first date following such effectiveness on which shares of Common Stock were first issued to Eligible Policyholders (December 24, 1998).

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

3. THE CLOSED BLOCK:

     On November 16, 1998, the Company established a closed block (the "Closed Block") of certain participating insurance policies as defined in the Plan (the "Closed Block Business"). In conjunction therewith, the Company allocated assets to the Closed Block expected to produce cash flows which, together with anticipated revenues from the Closed Block Business, are reasonably expected to be sufficient to support the Closed Block Business, including but not limited to, provision for payment of claims and surrender benefits, certain expenses and taxes, and for continuation of current payable dividend scales in effect at the date of Demutualization, assuming the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. The assets allocated to the Closed Block and the aforementioned revenues inure solely to the benefit of the owners of policies included in the Closed Block.

     The assets and liabilities allocated to the Closed Block are recorded in the Company's financial statements at their historical carrying values. The carrying value of the assets allocated to the Closed Block are less than the carrying value of the Closed Block liabilities at the Plan Effective Date. The excess of the Closed Block liabilities over the Closed Block assets at the Plan Effective Date represents the total estimated future post-tax contribution expected to emerge from the operation of the Closed Block, which will be recognized in the Company's income over the period the policies and the contracts in the Closed Block remain in force.

     To the extent that the actual cash flows, subsequent to the Plan Effective Date, from the assets allocated to the Closed Block and the Closed Block Business are, in the aggregate, more favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be greater than the total dividends that would have been paid to such policyholders if the current payable dividend scales had been continued. Conversely, to the extent that the actual cash flows, subsequent to the Plan Effective Date, from the assets allocated to the Closed Block and the Closed Block Business are, in the aggregate, less favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be less than the total dividends that would have been paid to such policyholders if the current payable dividend scales had been continued. Accordingly, the recognition of the aforementioned estimated future post-tax contribution expected to emerge from the operation of the Closed Block is not affected by the aggregate actual experience of the Closed Block assets and the Closed Block Business subsequent to the Plan Effective Date, except in the unlikely event that the Closed Block assets and the actual experience of the Closed Block Business subsequent to the Plan Effective Date are not sufficient to pay the guaranteed benefits on the Closed Block Policies, in which case the Company will be required to fund any such deficiency from its general account assets outside of the Closed Block.

     In addition, MONY has undertaken to reimburse the Closed Block from its general account assets outside the Closed Block for any reduction in principal payments due on the Series A Notes (which have been allocated to the Closed Block) pursuant to the terms thereof, as described in Note 10. Since the Closed Block has been funded to provide for payment of guaranteed benefits and the continuation of current payable dividends on the policies included therein, it will not be necessary to use general funds to pay guaranteed benefits unless the Closed Block Business experiences very substantial ongoing adverse experience in investment, mortality, persistency or other experience factors. The Company regularly (at least quarterly) monitors the experience from the Closed Block and may make changes to the dividend scale, when appropriate, to ensure that the profits are distributed to the Closed Block policyholders in a fair and equitable manner. In addition, periodically the New York Insurance Department requires the filing of an independent auditor's report on the operations of the Closed Block.

     The results of the Closed Block are presented as a single line item in the Company's statements of income entitled, "Contribution from the Closed Block". Prior to the establishment of the Closed Block the results of the assets and policies comprising the Closed Block were reported in various line items in the Company's income statements, including: premiums, investment income, net realized gains and losses on investments, benefits, amortization of deferred policy acquisition costs, etc. In addition, all assets and liabilities

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES allocated to the Closed Block will be reported in the Company's balance sheet separately under the captions "Closed Block assets" and "Closed Block liabilities", respectively. Accordingly, certain line items in the Company's financial statements subsequent to the establishment of the Closed Block reflect material reductions in reported amounts, as compared to years prior to the establishment of the Closed Block, while having no effect on net income.

     The pre-tax Contribution from the Closed Block includes only those revenues, benefit payments, dividends, premium taxes, state guaranty fund assessments, and investment expenses considered in funding the Closed Block. However, many expenses associated with operating the Closed Block and administering the policies included therein were excluded from and, accordingly, are not funded in the Closed Block. These expenses are reported in the Company's statement of operations, outside of the Contribution from the Closed Block, consistent with how they are funded. Such expenses are reported in the separate line items to which they apply based on the nature of such expenses. Federal income taxes applicable to the Closed Block, which are funded in the Closed Block, are reflected as a component of federal income tax expense in the Company's statement of operations. Since many expenses related to the Closed Block are funded outside the Closed Block, operating costs and expenses outside the Closed Block are disproportionate to the level of business outside the Closed Block.

4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Basis of Presentation

     The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In the opinion of management these statements include all normal recurring adjustments necessary to present fairly the financial position, results of operations and cash flows of the Company for the periods presented. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company's financial statements include those used in determining (i) deferred policy acquisition costs, (ii) the liability for future policy benefits, and (iii) valuation allowances for mortgage loans and real estate to be disposed of, and impairment writedowns for real estate held for investment. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

  Principles of Consolidation

     The accompanying consolidated financial statements include the accounts of the Company and those partnerships in which the Company has a majority voting interest. All significant intercompany accounts and transactions have been eliminated.

     Minority interest related to partnerships that are consolidated, which is included in Accounts Payable and Other Liabilities, amounted to $17.4 million and $33.5 million at December 31, 1999 and 1998, respectively.

  Transaction

     Net proceeds from the Offerings totalled $282.5 million. Approximately $60.6 million of the net proceeds were retained by the MONY Group and the balance of approximately $221.9 million was contributed to MONY Life.

     Of the net proceeds contributed by the MONY Group to MONY Life, approximately $168.2 million is for use by MONY Life in its general operations, approximately $13.2 million was used to fund policy credits required to be credited to Eligible Policyholders pursuant to the Plan, and $40.5 million represents a

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES reimbursement for the estimated after-tax cost of expenses incurred by MONY Life to effect the Demutualization, as required by the New York Insurance Law.

     Of the net proceeds retained by the MONY Group, approximately $2.5 million was used to pay cash to Eligible Policyholders who received cash as described in the Plan (other than pursuant to an expression of a preference to receive cash), $10.0 million is for working capital for the MONY Group, $30.0 million is to be used to pay dividends on the MONY Group's common stock and $18.1 million was used by the MONY Group to pay cash to eligible policyholders pursuant to an expression of a preference to receive cash in accordance with the Plan.

     In connection with the Demutualization on the Plan Effective Date, eligible policyholders received, in the aggregate, approximately $20.6 million of cash, $13.2 million of policy credits and 34.3 million shares of common stock of the MONY Group in exchange for their membership interests in MONY. In conjunction with the Offerings, approximately 12.9 million shares of the common stock of MONY Group were issued at an initial public offering of $23.50 per share. The Demutualization was accounted for as a reorganization. Accordingly, the Company's retained earnings at the Plan Effective Date (net of the aforementioned cash payments and policy credits which were charged directly to retained earnings) were reclassified to "Common stock" and "Capital in excess of par".

     In addition, the capital of the MONY Group includes $10.0 million relating to the Warrants (see Note 2), which as a subsidiary of MONY prior to the Plan Effective Date, was recorded in MONY's consolidated financial statements as minority interest.

  Valuation of Investments and Realized Gains and Losses

     All of the Company's fixed maturity securities are classified as available-for-sale and are reported at estimated fair value. The Company's equity securities are comprised of investments in common stocks and limited partnership interests. The Company's investments in common stocks are classified as available-for-sale and are reported at estimated fair value. The Company accounts for its investments in limited partnership interests in accordance with the equity method of accounting or the cost method of accounting depending upon the Company's percentage of ownership of the partnership and the date it was acquired. In general, partnership interests acquired after May 18, 1995 are accounted for in accordance with the equity method of accounting if the Company's ownership interest exceeds 3 percent, whereas, if the partnership was acquired prior to May 18, 1995, the equity method would be applied only if the Company's ownership interest exceeded 20 percent. In all other circumstances the Company accounts for its investment in limited partnership interests in accordance with the cost method. Unrealized gains and losses on fixed maturity securities and common stocks are reported as a separate component of other comprehensive income, net of deferred income taxes and an adjustment for the effect on deferred policy acquisition costs that would have occurred if such gains and losses had been realized. The cost of fixed maturity securities and common stock is adjusted for impairments in value deemed to be other than temporary. These adjustments are reflected as realized losses on investments. Realized gains and losses on sales of investments are determined on the basis of specific identification.

     Mortgage loans on real estate are stated at their unpaid principal balances, net of valuation allowances. Valuation allowances are established for the excess of the carrying value of a mortgage loan over its estimated fair value when the loan is considered to be impaired. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the loan's observable market price (if considered to be a practical expedient), or the fair value of the collateral if the loan is collateral dependent and if foreclosure of the loan is considered probable. The provision for loss is reported as a realized loss on investment. Loans in foreclosure and loans considered to be impaired, other than restructured loans, are placed on non-accrual status. Interest received on non-accrual status mortgage loans is

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES included in investment income in the period received. Interest income on restructured mortgage loans is accrued at the restructured loans' interest rate.

     Real estate held for investment, as well as related improvements, are generally stated at cost less depreciation. Depreciation is determined using the straight-line method over the estimated useful life of the asset (which may range from 5 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. In performing the review for recoverability, management estimates the future cash flows expected from real estate investments, including the proceeds on disposition. If the sum of the expected undiscounted future cash flows is less than the carrying amount of the real estate, an impairment loss is recognized. Impairment losses are based on the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Real estate that management intends to sell is classified as "to be disposed of". Real estate to be disposed of is reported at the lower of its current carrying value or estimated fair value less estimated sales costs. Changes in reported values relating to real estate to be disposed of and impairments of real estate held for investment are reported as realized gains or losses on investments.

     Policy loans are carried at their unpaid principal balances. Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments with an original maturity of three months or less.

  Recognition of Insurance Revenue and Related Benefits

     Premiums from participating and non-participating traditional life, health and annuity policies with life contingencies are recognized as premium income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenue from these types of products consist of amounts assessed during the period against policyholders' account balances for policy administration charges, cost of insurance and surrender charges. Policy benefits charged to expense include benefit claims incurred in the period in excess of the related policyholders' account balance.

  Deferred Policy Acquisition Costs ("DAC")

     The costs of acquiring new business, principally commissions, underwriting, agency, and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred.

     For participating traditional life policies, DAC is amortized over the expected life of the contracts (30 years) as a constant percentage based on the present value of estimated gross margins expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1999, the expected investment yield was 7.31%, for the year 2000 with subsequent years grading down to an ultimate aggregate yield of 7.12% in year 2013. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends.

     For universal life products and investment-type products, DAC is amortized over the expected life of the contracts (ranging from 15 to 30 years) as a constant percentage based on the present value of estimated gross profits expected to be realized over the life of the contracts using the initial locked in discount rate. The

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES discount rate for all products is 8%. Estimated gross profits arise principally from investment results, mortality and expense margins and surrender charges.

     DAC is subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of DAC of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the DAC asset that would result from the realization of unrealized gains (losses) is recognized through an offset to Other Comprehensive Income as of the balance sheet date.

  Future Policy Benefits and Policyholders' Account Balances

     Future policy benefit liabilities for participating traditional life policies are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Dividend fund interest assumptions range from 2.0 percent to
5.5 percent.

     Policyholders' account balances for universal life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. The weighted average interest crediting rate for universal life products was approximately 5.8%, 5.7% and 5.8% for the years ended December 31, 1999, 1998, and 1997, respectively. The weighted average interest crediting rate for investment-type products was approximately 5.1%, 5.2% and 5.4% for the years ended December 31, 1999, 1998, and 1997, respectively.

  Dividends to Policyholders

     Dividends to policyholders, which are substantially all on the Closed Block Business (see Note 3) are determined annually by the Board of Directors of MONY Life. The aggregate amount of policyholders' dividends is related to actual interest, mortality and morbidity for the year.

  Participating Business

     At December 31, 1999 and 1998, participating business, substantially all of which is in the Closed Block, represented approximately 63.5% and 72.6% of the Company's life insurance in force, and 81.2% and 84.2% of the number of life insurance policies in force, respectively. For each of the years ended December 31, 1999 and 1998, participating business, represented approximately 95.9% and 99.7%, respectively, of life insurance premiums.

  Property, Equipment, and Leasehold Improvements

     Property, equipment and leasehold improvements, which are reported in Other Assets, are stated at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Amortization of leasehold improvements is determined using the straight-line method over the lesser of the unexpired lease term or the estimated useful life of the improvement.

     Accumulated depreciation of property and equipment and amortization of leasehold improvements was $38.3 million and $71.0 million at December 31, 1999 and 1998, respectively. Related depreciation and amortization expense was $16.6 million, $11.4 million, and $8.8 million for the years ended December 31, 1999, 1998, and 1997, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Federal Income Taxes

     The Company files a consolidated federal income tax return with its life and non-life affiliates except Sagamore Financial Corporation and its subsidiaries. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

  Reinsurance

     The Company has reinsured certain of its life insurance and investment contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based on assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reserve credits. Gains on reinsurance are deferred and amortized into income over the remaining life of the underlying reinsured contracts.

     In determining whether a reinsurance contract qualifies for reinsurance accounting, Statement of Financial Accounting Standards ("SFAS") No. 113 requires that there be a "reasonable possibility" that the reinsurer may realize a "significant loss" from assuming insurance risk under the contract. In making this assessment, the Company projects the results of the policies reinsured under the contract under various scenarios and assesses the probability of such results actually occurring. The projected results represent the present value of all the cash flows under the reinsurance contract. The Company generally defines a "reasonable possibility" as having a probability of at least 10%. In assessing whether the projected results of the reinsured business constitute a "significant loss", the Company considers: (i) the ratio of the aggregate projected loss, discounted at an appropriate rate of interest (the "aggregate projected loss"), to an estimate of the reinsurer's investment in the contract, as hereafter defined, and (ii) the ratio of the aggregate projected loss to an estimate of the total premiums to be received by the reinsurer under the contract discounted at an appropriate rate of interest.

     The reinsurer's investment in a reinsurance contract consists of amounts paid to the ceding company at the inception of the contract (e.g. expense allowances and the excess of liabilities assumed by the reinsurer over the assets transferred to the reinsurer under the contract) plus the amount of capital required to support such business consistent with prudent business practices, regulatory requirements, and the reinsurer's credit rating. The Company estimates the capital required to support such business based on what it considers to be an appropriate level of risk-based capital in light of regulatory requirements and prudent business practices.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent that the value of such assets exceeds the separate account liabilities. Investments held in separate accounts and liabilities of the separate accounts are reported separately as assets and liabilities. Substantially all separate account assets are reported at estimated fair value. Investment income and gains or losses on the investments of separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues.

  Consolidated Statements of Cash Flows -- Non-cash Transactions

     For the years ended December 31, 1999, 1998, and 1997, respectively, real estate of $27.0 million, $5.0 million, and $14.4 million was acquired in satisfaction of debt (including the Closed Block of $22.0 million). At December 31, 1999 and 1998, the Company owned real estate acquired in satisfaction of debt of $121.0

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES million and $143.2 million, respectively. Other non-cash transactions, which are reflected in the statement of cash flows as a reconciling item from net income to net cash provided by operating activities, consisted primarily of stock distributions from the Company's partnership investments and payment-in-kind for interest due on certain fixed maturity securities.

  Extraordinary Item -- Demutualization Expenses

     The accompanying consolidated statements of income and comprehensive income reflect extraordinary charges (net of taxes) of $2.0 million and $27.2 million for the year ended December 31, 1999 and 1998, respectively. Costs incurred in 1998 primarily include the fees of financial, legal, actuarial and accounting advisors to the Company and to the New York Insurance Department as well as printing and postage for communication with policyholders. Costs incurred in 1999 primarily relate to expenses incurred in connection with a commission-free sale and purchase program (the "Program") offered to shareholders pursuant to the Plan. Under the Program, shareholders who own fewer than 100 shares were able to sell their shares or purchase additional shares to round up to 100 shares without incurring commissions.

  New Accounting Pronouncements

     In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based on the hedge relationship that exists, if there is one. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, are required to be reported in earnings. SFAS 133, as amended by SFAS 137, is effective for all fiscal quarters of the fiscal years beginning after June 15, 2000. SFAS 137 delayed the effective date of SFAS 133 by one year. Adoption of SFAS 133 is not expected to have a material effect on the Company's financial condition or results of operations.

5. SEGMENT INFORMATION:

     The Company's business activities consist of the following: protection product operations, accumulation product operations, mutual fund operations, securities broker-dealer operations, insurance brokerage operations, and certain insurance lines of business no longer written by the Company (the "run-off businesses"). These business activities represent the Company's operating segments. Except as discussed below, these segments are managed separately because they either provide different products or services, are subject to different regulation, require different strategies, or have different technology requirements.

     Management considers the Company's mutual fund operations to be an integral part of the products offered by the Company's accumulation products segment, since substantially all the mutual funds sold by the Company are offered through, and in conjunction with, the products marketed by the accumulation products segment. Accordingly, for management purposes (including, performance assessment and making decisions regarding the allocation of resources), the Company aggregates its mutual fund operations with its accumulation products segment.

     Of the aforementioned segments, only the protection products segment and the accumulation products segment qualify as reportable segments in accordance with FASB Statement No. 131. All of the Company's other segments are combined and reported in an other products segment.

     Products comprising the protection products segment primarily include a wide range of insurance products, including: whole life, term life, universal life, variable universal life, corporate-owned life insurance, last survivor variable universal life, last survivor universal life, group universal life and special-risk products. In addition, included in the protection products segment are: (i) the assets and liabilities transferred pursuant to

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES the Group Pension Transaction, as well as the Group Pension Profits (see Note
10), (ii) the Closed Block assets and liabilities, as well as the Contribution from the Closed Block, and (iii) the Company's disability income insurance business. Products comprising the accumulation products segment primarily include flexible premium variable annuities, single premium deferred annuities, immediate annuities, proprietary mutual funds, investment management services, and certain other financial services products. The Company's other products segment primarily consists of the securities broker-dealer operation, the insurance brokerage operation, and the run-off businesses. The securities broker-dealer operation markets the Company's proprietary investment products and, in addition, provides customers of the Company's protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities). The insurance brokerage operation provides the Company's field agency force with access to life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The run-off businesses primarily consist of group life and health business, as well as group pension business that was not included in the Group Pension Transaction (see Note 10).

     Set forth in the table below is certain financial information with respect to the Company's operating segments as of and for each of the years ended December 31, 1999, 1998 and 1997, as well as amounts not allocated to the segments. Except for various allocations discussed below, the accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations before income taxes and nonrecurring items (e.g. items of an unusual or infrequent nature). The Company does not allocate certain non-recurring items to the segments. In addition, all segment revenues are from external customers.

     Assets have been allocated to the segments in amounts sufficient to support the associated liabilities of each segment. In addition, capital is allocated to each segment in amounts sufficient to maintain a targeted regulatory risk-based capital ("RBC") level for each segment (see Note 19). Allocations of net investment income and net realized gains on investments were based on the amount of assets allocated to each segment. Other costs and operating expenses were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing. Substantially all non-cash transactions and impaired real estate (including real estate acquired in satisfaction of debt) have been allocated to the Protection Products segment (see Note 4).

     Amounts reported as "unallocated amounts" in the table below primarily relate to: (i) contracts issued by MONY Life relating to its employee benefit plans, and (ii) a one-time restructuring charge in 1999 of $59.7 million pre-tax relating to the Company's early retirement program (see Note 22).

                     SEGMENT SUMMARY FINANCIAL INFORMATION

                                                              1999         1998         1997
                                                            ---------    ---------    ---------
                                                                      ($ IN MILLIONS)
PREMIUMS:
Protection Products.......................................  $    82.0    $   602.2    $   817.0
Accumulation Products.....................................        0.9          2.6          5.0
Other Products............................................       13.4         16.9         16.6
                                                            ---------    ---------    ---------
                                                            $    96.3    $   621.7    $   838.6
                                                            ---------    ---------    ---------

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                              1999         1998         1997
                                                            ---------    ---------    ---------
                                                                      ($ IN MILLIONS)
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Protection Products.......................................  $   122.3    $    86.2    $    74.9
Accumulation Products.....................................       73.3         64.1         50.9
Other Products............................................        0.7          1.3          1.5
                                                            ---------    ---------    ---------
                                                            $   196.3    $   151.6    $   127.3
                                                            ---------    ---------    ---------
NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON
  INVESTMENTS:
Protection Products.......................................  $   445.1    $   655.5    $   611.9
Accumulation Products.....................................      132.4        136.3        131.4
Other Products............................................       67.3         63.0         59.9
Unallocated amounts.......................................        2.3          2.2          1.9
                                                            ---------    ---------    ---------
                                                            $   647.1    $   857.0    $   805.1
                                                            ---------    ---------    ---------
OTHER INCOME:
Protection Products(1)(7).................................  $   123.0    $    85.5    $    94.9
Accumulation Products.....................................       95.1         72.8         52.1
Other Products............................................       80.7         61.1         53.1
Unallocated amounts.......................................        4.8          5.7          5.3
                                                            ---------    ---------    ---------
                                                            $   303.6    $   225.1    $   205.4
                                                            ---------    ---------    ---------
AMORTIZATION OF DEFERRED POLICY ACQUISITION COSTS:
Protection Products.......................................  $    39.6    $    92.4    $   146.8
Accumulation Products.....................................       30.7         29.6         34.4
                                                            ---------    ---------    ---------
                                                            $    70.3    $   122.0    $   181.2
                                                            ---------    ---------    ---------
BENEFITS TO POLICYHOLDERS:(2)
Protection Products.......................................  $   141.7    $   663.4    $   821.1
Accumulation Products.....................................       73.7         79.6         92.5
Other Products............................................       33.7         41.6         45.2
Unallocated amounts.......................................        4.5          7.9          7.2
                                                            ---------    ---------    ---------
                                                            $   253.6    $   792.5    $   966.0
                                                            ---------    ---------    ---------
OTHER OPERATING COSTS AND EXPENSES:
Protection Products.......................................  $   277.4    $   287.1    $   281.0
Accumulation Products.....................................      105.7         84.4         66.3
Other Products............................................       93.1         80.2         66.2
Unallocated amounts.......................................       60.4           --          3.7
                                                            ---------    ---------    ---------
                                                            $   536.6    $   451.7    $   417.2
                                                            ---------    ---------    ---------
INCOME BEFORE INCOME TAXES:
Protection Products.......................................  $   315.0    $   193.7    $   129.0
Accumulation Products.....................................       89.6         80.5         44.1
Other Products............................................       34.1         19.2         18.3
Unallocated amounts.......................................      (57.8)          --         (3.7)
                                                            ---------    ---------    ---------
                                                            $   380.9    $   293.4    $   187.7
                                                            ---------    ---------    ---------

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                              1999         1998         1997
                                                            ---------    ---------    ---------
                                                                      ($ IN MILLIONS)
ASSETS:
Protection Products(3)(8).................................  $16,181.4    $16,580.9    $15,776.5
Accumulation Products.....................................    6,175.0      6,171.3      5,757.9
Other Products............................................    1,187.6      1,256.2      1,234.2
Unallocated amounts.......................................    1,176.1        890.9        842.7
                                                            ---------    ---------    ---------
                                                            $24,720.1    $24,899.3    $23,611.3
                                                            ---------    ---------    ---------
DEFERRED POLICY ACQUISITION COSTS:
Protection Products(9)....................................  $ 1,094.9    $   857.6    $   874.1
Accumulation Products.....................................      153.3        136.7        133.0
                                                            ---------    ---------    ---------
                                                            $ 1,248.2    $   994.3    $ 1,007.1
                                                            ---------    ---------    ---------
POLICYHOLDERS' LIABILITIES:
Protection Products(4)(10)................................  $10,231.7    $10,267.0    $10,105.7
Accumulation Products.....................................    1,236.3      1,318.6      1,416.1
Other Products............................................      418.9        455.6        513.4
Unallocated amounts.......................................       17.4         17.4         16.5
                                                            ---------    ---------    ---------
                                                            $11,904.3    $12,058.6    $12,051.7
                                                            ---------    ---------    ---------
SEPARATE ACCOUNT LIABILITIES:(5)
Protection Products(6)....................................  $ 3,843.5    $ 4,056.8    $ 3,720.1
Accumulation Products.....................................    4,548.9      4,452.6      4,002.6
Other Products............................................      604.2        621.9        547.7
Unallocated amounts.......................................      832.3        776.4        736.0
                                                            ---------    ---------    ---------
                                                            $ 9,828.9    $ 9,907.7    $ 9,006.4
                                                            =========    =========    =========

---------------
 (1) Includes Group Pension Profits of $63.0 million, $56.8 million and $60.0 million for the years ended December 31, 1999, 1998 and 1997, respectively. (See Note 10).

 (2) Includes interest credited to policyholders' account balances.

 (3) Includes assets transferred in the Group Pension Transaction of $5,109.8 million, $5,751.8 million and $5,714.9 million as of December 31, 1999, 1998 and 1997, respectively.

 (4) Includes policyholder liabilities transferred in the Group Pension Transaction of $1,645.7 million, $1,824.9 million and $1,991.0 million as of December 31, 1999, 1998 and 1997 respectively.

 (5) Each segment includes separate account assets in an amount not less than the corresponding liability reported.

 (6) Includes separate account liabilities transferred in the Group Pension Transaction of $3,432.7 million, $3,829.6 million and $3,614.0 million as of December 31, 1999, 1998 and 1997, respectively.

 (7) Includes $44.8 million and $5.7 million relating to the Contribution from the Closed Block for the year ended December 31, 1999 and for period from November 16, 1998 through December 31, 1998 and the year ended December 31, 1999, respectively (see Note 3 and Note 20).

 (8) Includes Closed Block assets of $6,182.1 million and $6,161.2 million as of December 31, 1999 and 1998, respectively (see Note 3 and Note 20).

 (9) Includes deferred policy acquisition costs allocated to the Closed Block of $689.9 million and $554.6 million as of December 31, 1999 and 1998, respectively (see Note 3 and Note 20).

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

(10) Includes Closed Block policyholders' liabilities of $7,241.0 million and $7,177.1 million as of December 31, 1999 and 1998, respectively (see Note 3 and Note 20).

     Substantially all of the Company's revenues are derived in the United States. Revenue derived from outside the United States is not material and revenue derived from any single customer does not exceed 10 percent of total consolidated revenues.

     Following is a summary of revenues by product for the years ended December 31, 1999, 1998 and 1997:

                                                            1999      1998      1997
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
PREMIUMS:
Individual life(1).......................................  $ 81.9    $602.5    $742.4
Disability income insurance..............................     0.6       0.2      74.6
Group insurance..........................................    13.4      16.9      16.6
Other....................................................     0.4       2.1       5.0
                                                           ------    ------    ------
  Total..................................................  $ 96.3    $621.7    $838.6
                                                           ======    ======    ======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Universal life...........................................  $ 73.2    $ 55.4    $ 48.3
Variable universal life..................................    37.6      20.4      17.8
Group universal life.....................................    11.5      10.4       8.7
Individual variable annuities............................    72.8      63.4      50.0
Individual fixed annuities...............................     1.2       2.0       2.5
                                                           ------    ------    ------
  Total..................................................  $196.3    $151.6    $127.3
                                                           ======    ======    ======

---------------
(1) Excludes revenues from individual life in the Closed Block of $620.8 million and $100.1 million, for the year ended December 31, 1999 and for the period from November 16, 1998 through December 31, 1998.

6. DEFERRED POLICY ACQUISITION COSTS:

     Policy acquisition costs deferred and amortized in 1999, 1998 and 1997 are as follows:

                                                         1999       1998        1997
                                                        ------    --------    --------
                                                               ($ IN MILLIONS)
Balance, beginning of year............................  $439.7    $1,007.1    $1,095.2
Balance transferred to the Closed Block at November
  16, 1998............................................      --      (562.3)         --
                                                        ------    --------    --------
                                                         439.7       444.8     1,095.2
                                                        ------    --------    --------
Cost deferred during the year.........................   148.7       124.7       141.0
Amortized to expense during the year..................   (70.3)     (122.0)     (181.2)
Effect on DAC from unrealized gains (losses) (see Note
  4)..................................................    40.2        (7.8)      (47.9)
                                                        ------    --------    --------
Balance, end of the year..............................  $558.3    $  439.7    $1,007.1
                                                        ======    ========    ========

7. PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS:

  Pension Plans --

     The Company has a qualified pension plan covering substantially all of its salaried employees. The provisions of the plan provide both (a) defined benefit accruals based on (i) years of service, (ii) the

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES employee's final average annual compensation and (iii) wage bases or benefits under Social Security and (b) defined contribution accruals based on a Company matching contribution equal to 100% of the employee's elective deferrals under the incentive savings plan for employees up to 3% of the employee's eligible compensation and an additional 2% of eligible compensation for each active participant. Effective June 15, 1999, prospective defined contribution accruals in the defined benefit plan ceased and were redirected to the Investment Plan Supplement for Employees. The Company did not make any contribution in the current year or prior year under Section 404 of the Internal Revenue Code ("IRC") because the plan was fully funded under Section 412 of the IRC.

     During 1999, the Company amended its Qualified Pension plan which reduced certain benefit liabilities payable thereunder. The amendment resulted in a decrease of $27.0 million in the plan's projected benefit obligation.

     In July 1999, the Company offered special benefits to its employees who elected by August 15, 1999, voluntary termination of employment (special termination benefits). The special termination benefits represented benefits in excess of that which would normally be due to employees electing to retire early. These excess benefits were calculated based on grants of additional years of service and age used in the benefit calculation. All of the special termination benefits relating to the Company's qualified plan, which aggregated $30.6 million, will be paid from the Plan's assets. All the benefits paid relating to the Company's non-qualified plan, which aggregated $19.4 million, will be paid directly from the Company's assets. As a result of the aforementioned early retirement offer, the Company recorded a charge of $59.7 million in 1999 which included the aforementioned expenses in addition to severence and other related expenses and reflected this amount in Other Operating Costs and Expenses.

     The assets of the qualified pension plan are primarily invested in MONY Pooled Accounts which include common stock, real estate, private placement debt securities and bonds. At December 31, 1999 and 1998, $495.7 million and $457.3 million were invested in the MONY Pooled Accounts. Benefits of $40.4 million, $26.3 million and $24.2 million were paid by this plan for the years ended December 31, 1999, 1998, and 1997, respectively.

     The Company also sponsors a non-qualified employee excess pension plan, which provides both defined benefits and defined contribution accruals in excess of Internal Revenue Service limits to certain employees. The benefits are based on years of service and the employees final average annual compensation. Pension benefits are paid from Company's general accounts.

  Postretirement Benefits --

     The Company provides certain health care and life insurance benefits for retired employees and field underwriters. The Company amortizes its unamortized postretirement transition obligation over a period of twenty years.

     Assumed health care cost trend rates typically have a significant effect on the amounts reported for health care plans. However, under the Company's postretirement healthcare plan, there is a per capita limit on the Company's healthcare costs, as a result, a one-percentage point change in the assumed healthcare cost trend rates would have an immaterial affect on amounts reported.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following presents the change in the benefit obligation, change in plan assets and other information with respect to the Company's qualified and non-qualified defined benefit pension plans and other benefits which represents the Company's postretirement benefit obligation:

                                                 PENSION BENEFITS     OTHER BENEFITS
                                                 ----------------    -----------------
                                                  1999      1998      1999      1998
                                                 ------    ------    ------    -------
                                                            ($ IN MILLIONS)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year........  $398.3    $390.1    $100.0    $ 101.1
Service cost...................................    11.7      14.4       2.0        1.3
Interest cost..................................    27.3      26.3       7.2        6.4
Curtailment gain...............................    (3.8)       --        --         --
Terminated benefits............................    50.0        --        --         --
Plan amendment.................................   (27.0)       --        --         --
Actuarial (gain)/loss..........................   (38.8)      2.0      (4.0)      (3.0)
Benefits paid..................................   (44.4)    (34.5)     (7.5)      (5.8)
                                                 ------    ------    ------    -------
Benefit obligation at end of year..............   373.3     398.3      97.7      100.0
                                                 ------    ------    ------    -------
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of
  year.........................................  $459.8    $432.5    $   --    $    --
Actual return on plan assets...................    77.4      56.7        --         --
Employer contribution..........................     6.7       5.1       7.5        5.8
Benefits and expenses paid.....................   (45.9)    (34.5)     (7.5)      (5.8)
                                                 ------    ------    ------    -------
Fair value of plan assets at end of year.......   498.0     459.8        --         --
                                                 ------    ------    ------    -------
Funded status..................................   124.7      61.5     (97.7)    (100.0)
Unrecognized actuarial loss/(gain).............   (57.2)     16.4       7.4       11.1
Unamortized transition obligation..............   (13.0)    (19.8)     39.4       42.7
Unrecognized prior service cost................   (15.6)      9.7      (1.0)        --
                                                 ------    ------    ------    -------
Net amount recognized..........................  $ 38.9    $ 67.8    $(51.9)   $ (46.2)
                                                 ======    ======    ======    =======
AMOUNTS RECOGNIZED IN THE STATEMENT OF
  FINANCIAL POSITION CONSIST OF:
Prepaid benefit cost...........................  $ 93.8    $103.0    $   --    $    --
Accrued benefit liability......................   (55.0)    (39.5)    (51.9)     (46.2)
Intangible asset...............................     0.1       1.4        --         --
Accumulated other comprehensive income.........      --       2.9        --         --
                                                 ------    ------    ------    -------
Net amount recognized..........................  $ 38.9    $ 67.8    $(51.9)   $ (46.2)
                                                 ======    ======    ======    =======

     The Company's qualified plan had assets of $498.0 million and $459.8 million at December 31, 1999 and 1998, respectively. The projected benefit obligation and accumulated benefit obligation for the qualified plan were $311.0 million and $285.4 million at December 31, 1999 and $350.8 million and $311.5 million at December 31, 1998, respectively.

     The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plan, which is unfunded, were $62.3 million and $55.0 million at December 31, 1999 and $47.5 million and $39.5 million at December 31, 1998, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                            PENSION
                                                            BENEFITS      OTHER BENEFITS
                                                          ------------    --------------
                                                          1999    1998    1999     1998
                                                          ----    ----    -----    -----
WEIGHTED-AVERAGE ASSUMPTIONS AS OF DECEMBER 31:
Discount rate...........................................   8.0%   6.75%    8.0%    6.75%
Expected return on plan assets..........................  10.0%   10.0%     --       --
Rate of compensation increase...........................   5.0%    5.0%    5.0%     5.0%

     For measurements purposes, a 11% percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 1999. The rate was assumed to decrease gradually to 6% percent for 2010 and remain at that level thereafter.

     Components of net periodic benefit cost for the pension and other post-retirement plans are as follows:

                                           PENSION BENEFITS          OTHER BENEFITS
                                       ------------------------   ---------------------
                                        1999     1998     1997    1999    1998    1997
                                       ------   ------   ------   -----   -----   -----
                                                       ($ IN MILLIONS)
COMPONENTS OF NET PERIODIC BENEFIT
  COST
Service cost.........................  $ 11.7   $ 14.4   $ 12.9   $ 2.0   $ 1.3   $ 1.0
Interest cost........................    27.3     26.3     27.5     7.2     6.4     6.7
Expected return on plan assets.......   (44.2)   (41.8)   (38.0)     --      --      --
Amortization of prior service cost...    (0.8)     1.0      1.0    (0.1)     --      --
Curtailment gain.....................    (3.8)      --       --      --      --      --
Special Termination Benefits.........    50.0       --       --      --      --      --
Recognized net actuarial loss........      --       --      0.1     1.1     0.1      --
Amortization of Transition Items.....    (7.5)    (7.5)    (7.5)    3.1     3.1     3.1
                                       ------   ------   ------   -----   -----   -----
Net periodic benefit cost............  $ 32.7   $ (7.6)  $ (4.0)  $13.3   $10.9   $10.8
                                       ======   ======   ======   =====   =====   =====

     The Company also has a qualified money purchase pension plan covering substantially all career field underwriters. Company contributions of 5% of earnings plus an additional 2% of such earnings in excess of the social security wage base are made each year. In addition, after-tax voluntary field underwriter contribution of up to 10% of earnings are allowed. At December 31, 1999 and 1998, the fair value of plan assets was $250.3 million and $222.2 million, respectively. For the years ended December 31, 1999, 1998, and 1997, the Company contributed $3.1 million, $3.2 million and $3.3 million to the plan, respectively, which amounts are reflected in Other Operating Costs and Expenses.

     The Company has a non-qualified defined contribution plan, which is unfunded. The non-qualified defined contribution plan projected benefit obligation which equaled the accumulated benefit obligation was $62.2 million and $48.4 million as of December 31, 1999 and 1998, respectively. The non-qualified defined contribution plan's net periodic expense was $9.3 million, $6.6 million and $9.4 million for the years ended December 31, 1999, 1998 and 1997, respectively.

     The Company also has incentive savings plans in which substantially all employees and career field underwriters are eligible to participate. The Company matches field underwriter contributions up to 2% of eligible compensation and may also make an additional profit sharing contribution for non-officer employees. As with the Employee Excess Plan, the Company also sponsors non-qualified excess defined contribution plans for both the field underwriter retirement plan and the incentive savings plan for field underwriters.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

8. FEDERAL INCOME TAXES:

     The Holding Company files a consolidated federal income tax return with its life and non-life affiliates, except Sagamore Financial Corporation and its subsidiaries.

     Federal income taxes have been calculated in accordance with the provisions of the Internal Revenue Code of 1986, as amended. A summary of the Federal income tax expense (benefit) is presented below:

                                                            1999      1998      1997
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
Federal income tax (benefit) expense:
  Current................................................  $ 73.9    $ 84.6    $104.1
  Deferred...............................................    57.5      18.1     (46.8)
                                                           ------    ------    ------
     Total...............................................  $131.4    $102.7    $ 57.3
                                                           ======    ======    ======

     Federal income taxes reported in the consolidated statements of income are different from the amounts determined by multiplying the earnings before federal income taxes by the statutory federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                             1999      1998     1997
                                                            ------    ------    -----
                                                                 ($ IN MILLIONS)
Tax at statutory rate.....................................  $133.3    $102.7    $65.7
Differential earnings amount..............................      --        --     (5.8)
Dividends received deduction..............................    (1.7)     (1.4)    (0.5)
Other.....................................................    (0.2)      1.4     (2.1)
                                                            ------    ------    -----
Provision for income taxes................................  $131.4    $102.7    $57.3
                                                            ======    ======    =====

     The Company's federal income tax returns for years through 1993 have been examined by the Internal Revenue Service ("IRS"). No material adjustments were proposed by the IRS as a result of these examinations. In the opinion of management, adequate provision has been made for any additional taxes which may become due with respect to open years.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The components of deferred tax liabilities and assets at December 31, 1999 and 1998 are as follows:

                                                               1999      1998
                                                              ------    ------
                                                              ($ IN MILLIONS)
Deferred policy acquisition costs...........................  $145.0    $127.9
Fixed maturities and equity securities......................    34.5      68.2
Other, net(1)...............................................    56.4      71.3
Nonlife subsidiaries........................................    17.2       8.3
                                                              ------    ------
Total deferred tax liabilities..............................   253.1     275.7
                                                              ------    ------
Policyholder and separate account liabilities...............   155.6     113.8
Accrued expenses............................................    50.8      70.4
Deferred compensation and benefits..........................    38.3      24.0
Policyholder dividends......................................      --      39.8
Real estate and mortgages...................................    25.3      29.4
                                                              ------    ------
Total deferred tax assets...................................   270.0     277.4
                                                              ------    ------
Net deferred tax asset......................................  $ 16.9    $  1.7
                                                              ======    ======

---------------
(1) Includes $3.8 million and $25.7 million at December 31, 1999 and 1998 of deferred taxes relating to net unrealized gains on fixed maturity securities in the AEGON Portfolio (see Note 10).

     The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that it will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

9. LEASES:

     The Company has entered into various operating lease agreements for office space, furniture and equipment. These leases have remaining non-cancelable lease terms in excess of one year. Total rental expense for these operating leases amounted to $29.6 million in 1999, $24.5 million in 1998 and $25.6 million in 1997. The future minimum rental obligations for the next five years and thereafter under these leases are: $30.6 million for 2000, $28.2 million for 2001, $27.0 million for 2002, $25.4 million for 2003, $22.6 million for 2004, and $154.4 for the years thereafter.

10. THE GROUP PENSION TRANSACTION:

     On December 31, 1993 (the "Group Pension Transaction Date"), the Company entered into an agreement (the "Agreement") with AEGON USA, Inc. ("AEGON") under which the Company transferred a substantial portion of its group pension business (hereafter referred to as the "Group Pension Transaction"), including its full service group pension contracts, consisting primarily of tax-deferred annuity, 401(k) and managed funds lines of business, to AEGON's wholly-owned subsidiary, AUSA Life Insurance Company, Inc. ("AUSA"). The Company also transferred to AUSA the corporate infrastructure supporting the group pension business, including data processing systems, facilities and regional offices. AUSA was newly formed by AEGON solely for the purpose of facilitating this transaction. In connection with the transaction, the Company and AEGON have entered into certain service agreements. These agreements, among other things, provide that the Company will continue to manage the transferred assets, and that AUSA will continue to provide certain administrative services to the Company's remaining group pension contracts not included in the transfer.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Pursuant to the Agreement, MONY agreed to make a $200 million capital investment in AEGON by purchasing $150 million face amount of Series A Notes and $50 million face amount of Series B Notes (hereinafter referred to as the "Notes"). The Series A Notes pay interest at 6.44 percent per annum and the Series B Notes pay interest at 6.24 percent per annum. Both the Series A Notes and the Series B Notes mature on December 31, 2002. MONY's investment in the Series A Notes was intended to provide AEGON with the funding necessary to capitalize AUSA.

     In accordance with GAAP, the transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the Existing Deposits. Accordingly, the Company continues to reflect the transferred assets and liabilities on its balance sheet under separate captions entitled "Assets transferred in Group Pension Transaction" and "Liabilities transferred in Group Pension Transaction". In addition, the Company reports in its GAAP earnings the profits from the Existing Deposits as discussed below.

     Pursuant to the Agreement, MONY receives from AUSA (i) payments on an annual basis through December 31, 2002 (the "Group Pension Payments") equal to all of the earnings from the Existing Deposits, (ii) a final payment (the "Final Value Payment") at December 31, 2002 based on the remaining fair value of the Existing Deposits, and (iii) a contingent payment (the "New Business Growth Payment") at December 31, 2002 based on new business growth subsequent to the Transaction Date. However, the level of new business growth necessary for MONY to receive the New Business Growth Payment makes it unlikely that MONY will ever receive any such payment.

     With respect to the Group Pension Payments, the annual results from the Existing Deposits are measured on a basis in accordance with the Agreement (such basis hereafter referred to as the "Earnings Formula") which is substantially the same as GAAP, except that: (i) asset impairments on fixed maturity securities are only recognized when such securities are designated with an NAIC rating of "6", and (ii) no impairment losses are recognized on mortgage loans until such loans are disposed of or at the time, and in the calculation, of the Final Value Payment.

     Earnings which emerge from the Existing Deposits pursuant to the application of the Earnings Formula are recorded in the Company's financial statements only after adjustments (primarily to recognize asset impairments in accordance with SFAS Nos. 114 and 115) to reflect such earnings on a basis entirely in accordance with GAAP (such earnings hereafter referred to as the "Group Pension Profits"). Losses which arise from the application of the Earnings Formula for any annual period will be reflected in the Company's results of operations (after adjustments to reflect such losses in accordance with GAAP) only up to the amount for which the Company is at risk (as described below), which at any time is equal to the then outstanding principal amount of the Series A Notes.

     Operating losses reported in any annual period pursuant to the Earnings Formula are carried forward to reduce any earnings in subsequent years reported pursuant to the Earnings Formula. Any resultant deficit remaining at December 31, 2002 will be deducted from the Final Value Payment and New Business Growth Payment, if any, due to the Company. If a deficit still remains, it will be applied (as provided for in the Agreement) as an offset against the principal payment due to the Company upon maturity of the Series A Notes.

     For the years ended December 31, 1999, 1998 and 1997, AUSA reported earnings to the Company pursuant to the application of the Earnings Formula of $35.7 million, $49.8 million, and $55.7 million, respectively, and the Company recorded Group Pension Profits of $63.0 million, $56.8 million and $60.0 million, respectively. In addition, the Company earned $12.8 million, $12.8 million, and $17.7 million of interest income on the Notes during the aforementioned years. From 1994 through 1996, the Company reinvested an aggregate of $169 million of the aforementioned profits and interest in additional Series A notes (the "Additional Notes") with a face amount equal to the amount reinvested. The Additional Notes paid

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES interest at 1% above the two-year U.S. Treasury rate in effect at the time of their issuance. All of the Additional Notes were redeemed at face value by AEGON during 1997. At December 31, 1999, the remaining Series A notes held by the Company consisted of the $150.0 million face amount of Series A Notes it acquired on December 31, 1993.

     The following sets forth certain summarized financial information relating to the Group Pension Transaction as of and for the periods indicated, including information regarding: (i) the general account assets transferred to support the Existing Deposits in the Group Pension Transaction (such assets hereafter referred to as the "AEGON Portfolio"), (ii) the transferred separate account assets and liabilities, and (iii) the components of revenue and expense comprising the Group Pension Profits:

                                                               AS OF DECEMBER 31,
                                                              --------------------
                                                                1999        1998
                                                              --------    --------
                                                                ($ IN MILLIONS)
ASSETS:
  General Account
     Fixed maturities: available for sale, at estimated fair
       value (amortized cost; $1,532.4 and $1,564.6,
       respectively)........................................  $1,510.0    $1,620.2
     Mortgage loans on real estate..........................      98.5       214.8
     Real estate held for investment........................        --        37.9
     Real estate to be disposed of..........................      16.8          --
     Cash and cash equivalents..............................      25.3        21.7
     Accrued investment income..............................      26.5        27.6
                                                              --------    --------
     Total general account assets...........................   1,677.1     1,922.2
  Separate account assets...................................   3,432.7     3,829.6
                                                              --------    --------
       Total assets.........................................  $5,109.8    $5,751.8
                                                              ========    ========
LIABILITIES:
  General Account(1)
     Policyholders' account balances........................  $1,645.7    $1,824.9
     Other liabilities......................................      20.7        24.0
                                                              --------    --------
       Total general account liabilities....................   1,666.4     1,848.9
  Separate account liabilities(2)...........................   3,432.7     3,829.6
                                                              --------    --------
       Total liabilities....................................  $5,099.1    $5,678.5
                                                              ========    ========

---------------
(1) Includes general account liabilities transferred in connection with the Group Pension Transaction pursuant to indemnity reinsurance of $88.9 million and $121.7 million as of December 31, 1999 and 1998, respectively.

(2) Includes separate account liabilities transferred in connection with the Group Pension Transaction pursuant to indemnity reinsurance of $20.3 million and $33.3 million as of December 31, 1999 and 1998, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                1999        1998        1997
                                                              --------    --------    --------
                                                                      ($ IN MILLIONS)
REVENUES:
Product policy fees.........................................   $ 24.0      $ 23.3      $ 23.7
Net investment income.......................................    128.4       154.7       169.3
Net realized gains on investments...........................     18.9         7.2         7.1
                                                               ------      ------      ------
  Total revenues............................................    171.3       185.2       200.1
BENEFITS AND EXPENSES:
Interest credited to policyholders' account balances........     88.4       108.7       117.3
Other operating costs and expenses..........................     19.9        19.7        22.8
                                                               ------      ------      ------
  Total benefits and expenses...............................    108.3       128.4       140.1
                                                               ------      ------      ------
  Group Pension Profits.....................................   $ 63.0      $ 56.8      $ 60.0
                                                               ======      ======      ======

  Fixed Maturity Securities

     At December 31, 1999 and 1998, there were no fixed maturity securities in the AEGON Portfolio deemed to have other than temporary impairments in value. In addition, there were no fixed maturity securities at such dates which have been non-income producing for the preceding twelve months.

     At December 31, 1999 and 1998, there were no problem fixed maturities (as hereafter defined -- see Note 12) held in the AEGON Portfolio. In addition, at such dates the carrying value of potential problem fixed maturities held in the AEGON Portfolio was $3.7 million. Also, none of the fixed maturity securities held in the AEGON Portfolio at December 31, 1999 and 1998 or prior thereto had been restructured.

     The amortized cost and estimated fair value of fixed maturity securities held in the AEGON Portfolio, by contractual maturity dates, (excluding scheduled sinking funds), as of December 31, 1999 are as follows:

                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
                                                                  ($ IN MILLIONS)
Due in one year or less.....................................  $   91.5      $   92.5
Due after one year through five years.......................     872.0         856.1
Due after five years through ten years......................     269.7         262.8
Due after ten years.........................................      30.9          29.7
                                                              --------      --------
Subtotal....................................................   1,264.1       1,241.1
Mortgage and asset backed securities........................     268.3         268.9
                                                              --------      --------
  Total.....................................................  $1,532.4      $1,510.0
                                                              ========      ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     The percentage of fixed maturities with a credit quality of Aaa, Aa or A was 73.0% and 66.8% at December 31, 1999 and 1998, respectively. The percentage of fixed maturities rated Baa was 24.6% and 29.3% at December 31, 1999 and 1998, respectively. There were no fixed maturities in or near default.

     The net change in unrealized investment gains (losses) represents the only component of other comprehensive income generated by the AEGON Portfolio for the years ended December 31, 1999, 1998, 1997 and prior thereto. The net change in unrealized investment gains (losses) was $(77.9) million,

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

$(4.0) million and $(1.5) million for the years ended December 31, 1999, 1998 and 1997, respectively (see Note 11):

  Mortgage Loans on Real Estate

     Mortgage loans on real estate in the AEGON Portfolio at December 31, 1999 and 1998 consist of the following:

                                                              AS OF DECEMBER 31,
                                                              ------------------
                                                               1999       1998
                                                              -------    -------
                                                               ($ IN MILLIONS)
Mortgage loans..............................................  $102.8     $230.8
Valuation allowances........................................    (4.3)     (16.0)
                                                              ------     ------
Mortgage loans, net of valuation allowance..................  $ 98.5     $214.8
                                                              ======     ======

     An analysis of the valuation allowances with respect to the AEGON Portfolio for 1999, 1998 and 1997 is as follows:

                                                                FOR THE YEAR ENDED
                                                                   DECEMBER 31,
                                                              -----------------------
                                                              1999     1998     1997
                                                              -----    -----    -----
                                                                  ($ IN MILLIONS)
Balance, beginning of year..................................  $16.0    $13.6    $22.2
Increase (decrease) in allowance............................   (6.7)     2.9     (5.1)
Reduction due to pay downs and pay offs.....................   (1.0)    (0.5)    (1.6)
Transfers to real estate....................................   (4.0)      --     (1.9)
                                                              -----    -----    -----
Balance, end of year........................................  $ 4.3    $16.0    $13.6
                                                              =====    =====    =====

     Impaired mortgage loans along with related valuation allowances with respect to the AEGON Portfolio at December 31, 1999, 1998 and 1997 are as follows:

                                                               AS OF DECEMBER 31,
                                                            -------------------------
                                                            1999      1998      1997
                                                            -----    ------    ------
                                                                 ($ IN MILLIONS)
Investment in impaired mortgage loans (before valuation
  allowances):
  Loans that have valuation allowances....................  $34.3    $ 71.1    $ 56.6
  Loans that do not have valuation allowances.............    4.4       4.4      45.8
                                                            -----    ------    ------
     Subtotal.............................................   38.7      75.5     102.4
Valuation allowances......................................   (2.7)    (11.4)     (5.8)
                                                            -----    ------    ------
Impaired mortgage loans, net of valuation allowances......  $36.0    $ 64.1    $ 96.6
                                                            =====    ======    ======

     Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans.

     During the years ended December 31, 1999, 1998, and 1997, the average recorded investment in impaired mortgage loans with respect to the AEGON Portfolio was approximately $50.0 million, $80.4 million, and $116.3 million, respectively. For the years ended December 31, 1999, 1998, and 1997 approximately $2.9 million, $4.5 million, and $6.5 million, respectively, of interest income on impaired loans with respect to the AEGON Portfolio was earned.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 1999 and 1998, there were no mortgage loans which were non-income producing for the twelve months preceding such dates with respect to the AEGON Portfolio.

     At December 31, 1999 and 1998 the AEGON Portfolio held restructured mortgage loans of $36.0 million and $59.7 million, respectively. Interest income of $2.9 million, $4.0 million, and $6.6 million was recognized on restructured mortgage loans for the years ended December 31, 1999, 1998, and 1997, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $3.9 million, $6.9 million, and $9.2 million for the years ended December 31, 1999, 1998, and 1997, respectively.

     The following table presents the maturity distribution of mortgage loans held in the AEGON Portfolio as of December 31, 1999 ($ in millions):

                                                              DECEMBER 31, 1999
                                                              -----------------
                                                              CARRYING    % OF
                                                               VALUE      TOTAL
                                                              --------    -----
Due in one year or less.....................................   $27.9       28.3%
Due after one year through five years.......................    37.0       37.6
Due after five years through ten years......................    33.6       34.1
                                                               -----      -----
  Total.....................................................   $98.5      100.0%
                                                               =====      =====

     Total problem, potential problem and restructured commercial mortgages as a percentage of commercial mortgages were 36.6%, 29.9% and 27.8% at December 31, 1999, 1998 and 1997, respectively. Total valuation allowances as a percentage of problem, potential problem and restructured commercial mortgages at carrying value before valuation allowances were 7.0%, 15.1% and 5.7% as of December 31, 1999, 1998 and 1997, respectively.

  Real Estate

     As of December 31, 1999 and 1998, the AEGON Portfolio had real estate of $16.8 million and $37.9 million, respectively, which are net of $2.4 million and $18.2 million, respectively, of impairments taken upon foreclosure of mortgage loans. Losses recorded during the years ended December 31, 1999, 1998 and 1997 related to impairments taken upon foreclosure were $0.0 million, $0.0 million, and $4.3 million, respectively. For the year ended December 31, 1999, the real estate balance of $16.8 million was classified as real estate to be disposed of. For the year ended December 31, 1998, the balance of $37.9 million was classified as real estate held for investment. During 1999, there was $0.4 million of losses recorded for valuation allowances on real estate to be disposed of.

     Real estate is net of accumulated depreciation of $1.0 million, and $2.5 million and valuation allowances of $0.4 million and $0.0 million at December 31, 1999 and 1998, respectively. Depreciation expense of $0.7 million, $1.1 million, and $1.4 million, was recorded for the years ended December 31, 1999, 1998, and 1997, respectively.

     There was no real estate included in the AEGON Portfolio which was non-income producing for the twelve months preceding December 31, 1999, 1998, and 1997, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

11. INVESTMENT INCOME, REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES), AND COMPREHENSIVE INCOME:

     Net investment income for the years ended December 31, 1999, 1998 and 1997 was derived from the following sources:

                                                            1999      1998      1997
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
NET INVESTMENT INCOME
Fixed maturities.........................................  $226.1    $418.1    $422.5
Equity securities........................................   194.2      53.6      53.5
Mortgage loans...........................................    87.1     118.7     137.1
Real estate..............................................    34.1      44.4      56.2
Policy loans.............................................     4.4      72.5      82.2
Other investments (including cash and short-term)........    14.4      23.1      22.4
                                                           ------    ------    ------
Total investment income..................................   560.3     730.4     773.9
Investment expenses......................................    35.4      42.1      40.9
                                                           ------    ------    ------
Net investment income....................................  $524.9    $688.3    $733.0
                                                           ======    ======    ======

     Net realized gains (losses) on investments for the years ended December 31, 1999, 1998 and 1997 are summarized as follows:

                                                            1999      1998      1997
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
NET REALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturities.........................................  $ (8.5)   $  8.3    $  7.3
Equity securities........................................    76.0       6.9      35.8
Mortgage loans...........................................    (2.2)      5.4      10.4
Real estate..............................................    52.1     127.6      20.1
Other investments assets.................................     4.8      20.5      (1.5)
                                                           ------    ------    ------
Net realized gains on investments........................  $122.2    $168.7    $ 72.1
                                                           ======    ======    ======

     Following is a summary of the change in unrealized investment gains (losses), net of related deferred income taxes and adjustment for deferred policy acquisition costs (see Note 4), which are reflected in Accumulated Other Comprehensive Income for the periods presented. The net change in unrealized investment gains (losses) and the change in the Company's minimum pension liability represent the only

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES components of other comprehensive income for the years ended December 31, 1999, 1998 and 1997 as presented below:

                                                           1999       1998      1997
                                                          -------    ------    ------
                                                                ($ IN MILLIONS)
OTHER COMPREHENSIVE INCOME
Change in unrealized gains (losses):
Fixed maturities........................................  $(458.9)   $ 66.8    $ 98.7
Equity securities.......................................    (25.3)     24.2       0.6
Other...................................................     (3.6)     (1.8)      3.7
                                                          -------    ------    ------
Subtotal................................................   (487.8)     89.2     103.0
AEGON Portfolio (See Note 10)...........................    (77.9)     (4.0)     (1.5)
                                                          -------    ------    ------
Subtotal................................................   (565.7)     85.2     101.5
Effect on unrealized gains (losses) on investments
  attributable to:
  DAC...................................................    241.6      (6.7)    (47.9)
  Deferred federal income taxes.........................    114.1     (28.4)    (17.7)
Net unrealized gains and DAC transferred to the Closed
  Block.................................................     28.2     (18.7)       --
                                                          -------    ------    ------
Change in unrealized gains (losses) on investments,
  net...................................................   (181.8)     31.4      35.9
Minimum pension liability adjustment (See Note 7).......       --       2.9      (2.9)
                                                          -------    ------    ------
Other comprehensive income..............................  $(181.8)   $ 34.3    $ 33.0
                                                          =======    ======    ======

     The following table sets forth the reclassification adjustments required for the years ended December 31, 1999, 1998, and 1997 to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

                                                           1999       1998      1997
                                                          -------    ------    ------
                                                                ($ IN MILLIONS)
RECLASSIFICATION ADJUSTMENTS
Unrealized gains (losses) on Investments arising during
  period................................................  $(135.3)   $ 39.3    $ 53.5
Reclassification adjustment for gains included in net
  income................................................    (46.5)     (7.9)    (17.6)
                                                          -------    ------    ------
Unrealized gains (losses) on Investments, net of
  reclassification adjustments..........................  $(181.8)   $ 31.4    $ 35.9
                                                          =======    ======    ======

     Unrealized gains (losses) on investments, (excluding net unrealized gains (losses) and DAC on assets allocated to the Closed Block), reported in the above table for the years ended December 31, 1999, 1998 and 1997 are net of income tax expense (benefit) of ($139.2) million, $24.1 million, and $8.2 million, respectively, and $242.0 million, $0.8 million, and $(30.2) million, respectively, relating to the effect of such unrealized gains (losses) on DAC.

     Reclassification adjustments, (excluding net unrealized gains (losses) and DAC on assets allocated to the Closed Block), reported in the above table for the years ended December 31, 1999, 1998 and 1997 are net of income tax expense of $25.1 million, $4.3 million and $9.5 million, respectively, and $(0.4) million, $(7.5) million and $(17.7) million, respectively, relating to the effect of such amounts on DAC.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

12. INVESTMENTS:

  Fixed Maturity Securities Available-for-Sale:

     The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1999 and 1998 are as follows:

                                                           GROSS            GROSS
                                      AMORTIZED          UNREALIZED       UNREALIZED          ESTIMATED
                                        COST               GAINS            LOSSES           FAIR VALUE
                                 -------------------   --------------   --------------   -------------------
                                   1999       1998     1999     1998     1999    1998      1999       1998
                                 --------   --------   -----   ------   ------   -----   --------   --------
                                                               ($ IN MILLIONS)
US Treasury securities and
  Obligations of US Government
  agencies.....................  $  110.1   $   63.8   $  --   $  3.2   $  3.2   $  --   $  106.9   $   67.0
Collateralized mortgage
  obligations:
  Government agency-backed.....     147.2      180.2     0.5      3.3      2.1      --      145.6      183.5
  Non-agency backed............     101.0       85.7     0.9      3.4      2.0      --       99.9       89.1
Other asset-backed securities:
  Government agency-backed.....      16.4       20.0     0.3      1.0      0.2      --       16.5       21.0
  Non-agency backed............     402.2      347.5     1.5     12.2     13.0     0.9      390.7      358.8
Foreign governments............      20.9       16.6     3.7      1.2      0.2     0.6       24.4       17.2
Utilities......................     347.3      339.4     2.6     13.2     14.4     5.1      335.5      347.5
Corporate bonds................   1,995.5    1,953.8     9.4     79.3     78.4     9.0    1,926.5    2,024.1
                                 --------   --------   -----   ------   ------   -----   --------   --------
    Total bonds................   3,140.6    3,007.0    18.9    116.8    113.5    15.6    3,046.0    3,108.2
Redeemable preferred stocks....      22.4       23.5      --      0.6      1.7     0.3       20.7       23.8
                                 --------   --------   -----   ------   ------   -----   --------   --------
    Total......................  $3,163.0   $3,030.5   $18.9   $117.4   $115.2   $15.9   $3,066.7   $3,132.0
                                 ========   ========   =====   ======   ======   =====   ========   ========

     The carrying value of the Company's fixed maturity securities at December 31, 1999 and 1998 is net of adjustments for impairments in value deemed to be other than temporary of $16.2 million and $15.1 million, respectively.

     At December 31, 1999 and 1998, there was $1.6 million and $0.0 million, respectively of fixed maturity securities which had been non-income producing for the twelve months preceding such dates.

     The Company classifies fixed maturity securities which (i) are in default as to principal or interest payments, or (ii) are to be restructured pursuant to commenced negotiations, (iii) went into bankruptcy subsequent to acquisition, or
(iv) are deemed to have other than temporary impairments to value as "problem fixed maturity securities". At December 31, 1999 and 1998, the carrying value of problem fixed maturities held by the Company was $33.9 million. In addition, at December 31, 1999 and 1998, the Company held $0.0 million and $8.6 million of fixed maturity securities which had been restructured. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturity securities amounted to $0.0 million and $0.9 million for the years ended December 31, 1999 and 1998, respectively. Gross interest income on these fixed maturity securities included in net investment income aggregated $0.0 million and $1.3 million for the years ended December 31, 1999 and 1998, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity dates (excluding scheduled sinking funds) as of December 31, 1999, are as follows:

                                                                       1999
                                                              -----------------------
                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
                                                                  ($ IN MILLIONS)
Due in one year or less.....................................  $  138.6      $  139.7
Due after one year through five years.......................     553.2         547.0
Due after five years through ten years......................   1,243.3       1,193.4
Due after ten years.........................................     561.1         533.9
                                                              --------      --------
  Subtotal..................................................   2,496.2       2,414.0
Mortgage- and asset-backed securities.......................     666.8         652.7
                                                              --------      --------
  Total.....................................................  $3,163.0      $3,066.7
                                                              ========      ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Proceeds from sales of fixed maturity securities including those in the Closed Block during 1999, 1998 and 1997 were $632.8 million, $396.9 million and $225.0 million, respectively. Gross gains of $6.9 million, $10.6 million, and $5.2 million and gross losses of $19.4 million, $2.9 million, and $2.6 million were realized on these sales, respectively.

  Equity Securities

     The cost, gross unrealized gains and losses, and estimated fair value of marketable and nonmarketable equity securities at December 31, 1999 and 1998 are as follows:

                                                      GROSS            GROSS
                                                   UNREALIZED       UNREALIZED        ESTIMATED
                                    COST              GAINS           LOSSES         FAIR VALUE
                               ---------------   ---------------   -------------   ---------------
                                1999     1998     1999     1998    1999    1998     1999     1998
                               ------   ------   ------   ------   -----   -----   ------   ------
                                                         ($ IN MILLIONS)
Marketable equity
  Securities.................  $217.5   $233.6   $ 63.3   $ 48.7   $ 9.3   $ 6.7   $271.5   $275.6
Nonmarketable equity
  Securities.................   178.5    128.2     84.4     65.7    14.6    12.3    248.3    181.6
                               ------   ------   ------   ------   -----   -----   ------   ------
                               $396.0   $361.8   $147.7   $114.4   $23.9   $19.0   $519.8   $457.2
                               ======   ======   ======   ======   =====   =====   ======   ======

     Proceeds from sales of equity securities during 1999, 1998 and 1997 were $302.7 million, $165.0 million and $234.1 million, respectively. Gross gains of $90.0 million, $24.4 million, and $44.4 million and gross losses of $12.4 million, $17.2 million, and $4.7 million were realized on these sales, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

13. MORTGAGE LOANS ON REAL ESTATE AND REAL ESTATE:

     Mortgage loans on real estate at December 31, 1999 and 1998 consist of the following:

                                                                1999        1998
                                                              --------    --------
                                                                ($ IN MILLIONS)
Commercial mortgage loans...................................  $  777.8    $  546.1
Agricultural and other loans................................     515.6       465.4
                                                              --------    --------
Total loans.................................................   1,293.4     1,011.5
Less: valuation allowances..................................     (23.0)      (23.2)
                                                              --------    --------
Mortgage loans, net of valuation allowances.................  $1,270.4    $  988.3
                                                              ========    ========

     An analysis of the valuation allowances for 1999, 1998 and 1997 is as follows:

                                                            1999      1998      1997
                                                            -----    ------    ------
                                                                 ($ IN MILLIONS)
Balance, beginning of year................................  $23.2    $ 54.9    $ 67.0
Increase in allowance.....................................    3.2      11.9       1.4
Reduction due to pay downs and pay offs...................   (1.2)    (16.0)    (12.7)
Transfers to real estate..................................   (2.2)     (4.0)     (0.8)
Transfers to the Closed Block.............................     --     (23.6)       --
                                                            -----    ------    ------
Balance, end of year......................................  $23.0    $ 23.2    $ 54.9
                                                            =====    ======    ======

     Impaired mortgage loans along with related valuation allowances as of December 31, 1999 and 1998 were as follows:

                                                               1999      1998
                                                              ------    ------
                                                              ($ IN MILLIONS)
Investment in impaired mortgage loans (before valuation
  allowances):
Loans that have valuation allowances........................  $109.1    $116.7
Loans that do not have valuation allowances.................    30.1      29.5
                                                              ------    ------
  Subtotal..................................................   139.2     146.2
Valuation allowances........................................   (17.5)    (10.9)
                                                              ------    ------
  Impaired mortgage loans, net of valuation allowances......  $121.7    $135.3
                                                              ======    ======

     Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans or loans on which impairment writedowns were taken prior to the adoption of SFAS No. 114, "Accounting by Creditors for Impairment of a Loan".

     During 1999 and 1998, the average recorded investment in impaired mortgage loans was approximately $262.6 million and $300.1 million, respectively including Closed Block mortgages. During 1999, 1998, and 1997, the Company recognized $19.8 million, $24.2 million, and $28.5 million, respectively, of interest income on impaired loans (see Note 20.)

     At December 31, 1999 and 1998, the carrying values of mortgage loans which were non-income producing for the twelve months preceding such dates were $21.0 million and $12.9 million, respectively.

     At December 31, 1999 and 1998, the Company had restructured mortgage loans of $100.1 million (excluding the Closed Block) and $110.6 million, respectively. Interest income of $6.3 million, $13.0 million

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES and $20.3 million was recognized on restructured mortgage loans in 1999, 1998, and 1997, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $11.6 million, $18.1 million, and $26.7 million in 1999, 1998 and 1997, respectively.

     The following table summarizes the Company's real estate at December 31, 1999 and 1998:

                                                              AS OF DECEMBER 31,
                                                              ------------------
                                                               1999       1998
                                                              -------    -------
                                                               ($ IN MILLIONS)
Real estate to be disposed of(1)............................  $375.6     $393.7
Impairment writedowns.......................................   (52.7)     (50.2)
Valuation allowance.........................................   (22.0)     (30.6)
                                                              ------     ------
Carrying value of real estate to be disposed of.............  $300.9     $312.9
                                                              ------     ------
Real estate held for investment(2)..........................  $ 57.0     $381.9
Impairment writedowns.......................................   (10.8)     (60.6)
                                                              ------     ------
Carrying value of real estate held for investment...........  $ 46.2     $321.3
                                                              ======     ======

---------------
(1) Amounts presented as of December 31, 1999 and 1998 are net of $42.1 million and $29.0 million, respectively, relating to impairments taken upon foreclosure of mortgage loans.

(2) Amounts presented as of December 31, 1999 and 1998 are net of $5.9 million and $26.8 million, respectively, relating to impairments taken upon foreclosure of mortgage loans.

     An analysis of the valuation allowances relating to real estate classified as to be disposed of for the years ended December 31, 1999, 1998 and 1997 is as follows:

                                                            1999      1998      1997
                                                           ------    ------    ------
                                                                ($ IN MILLIONS)
Balance, beginning of year...............................  $ 30.6    $ 82.7    $ 46.0
Increase due to transfers of properties to real estate to
  be disposed of during the year.........................    11.0       1.7      66.1
Increases (decreases) in valuation allowances from the
  end of the prior period on properties to be disposed
  of.....................................................     1.1       5.0      (2.3)
Decrease as a result of transfers of valuation allowances
  to held for investment.................................      --     (13.5)       --
Decrease as a result of sale.............................   (20.7)    (45.3)    (27.1)
                                                           ------    ------    ------
Balance, end of year.....................................  $ 22.0    $ 30.6    $ 82.7
                                                           ======    ======    ======

     Real estate is net of accumulated depreciation of $138.6 million and $290.1 million for 1999 and 1998, respectively, and depreciation expense recorded was $8.5 million, $26.6 million and $45.1 million for the years ended December 31, 1999, 1998 and 1997, respectively.

     At December 31, 1999 and 1998, the carrying value of real estate which was non-income producing for the twelve months preceding such dates was $16.9 million and $12.5 million, respectively. Approximately 69.4% of such real estate at December 31, 1999 consisted of land and the balance consisted of vacant buildings.

     The carrying value of impaired real estate as of December 31, 1999 and 1998 was $84.2 million and $78.4 million, respectively. The depreciated cost of such real estate as of December 31, 1999 and 1998 was $147.7 million and $189.1 million before impairment writedowns of $63.5 million and $110.7 million, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

The aforementioned impairments occurred primarily as a result of low occupancy levels and other market related factors. Losses recorded during 1999, 1998, and 1997 related to impaired real estate aggregated $0.0 million, $5.9 million, and $0.0 million, respectively, and are included as a component of net realized gains on investments. Substantially all impaired real estate is allocated to the Protection Products segment.

14. ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS:

     The estimated fair values of the Company's financial instruments approximate their carrying amounts except for long-term debt as described below. The methods and assumptions utilized in estimating the fair values of the Company's financial instruments are summarized as follows:

  Fixed Maturities and Equity Securities

     The estimated fair values of fixed maturity securities are based upon quoted market prices, where available. The fair values of fixed maturity securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments. Equity securities primarily consist of investments in common stocks and limited partnership interests. The fair values of the Company's investment in common stocks are determined based on quoted market prices, where available. The fair value of the Company's investments in limited partnership interests are based on amounts reported by such partnerships to the Company.

  Mortgage Loans

     The fair values of mortgage loans are estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgages in process of foreclosure is the estimated fair value of the underlying collateral.

  Policy Loans

     Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

  Long-term Debt

     The fair value of long-term debt at December 31, 1999 was $251.7 million and is determined based on contractual cash flows discounted at market rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk.

  Separate Account Assets and Liabilities

     The estimated fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes surrender charges.

  Investment-Type Contracts

     The fair values of annuities are based on estimates of the value of payments available upon full surrender. The fair values of the Company's liabilities under guaranteed investment contracts are estimated by discounting expected cash outflows using interest rates currently offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

15. REINSURANCE:

     Life insurance business is ceded on a yearly renewable term basis under various reinsurance contracts. The Company's general practice is to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for last survivor products.

     The Company has entered into coinsurance agreements with other insurers related to a portion of its extended term insurance, guaranteed interest contract and long-term disability claim liabilities and reinsures approximately 50% of its block of paid-up life insurance policies.

     The following table summarizes the effect of reinsurance for the years indicated:

                                                           1999      1998       1997
                                                          ------    -------    ------
                                                                ($ IN MILLIONS)
Direct premiums (includes $74.4, $78.4 and $78.1 of
  accident and health premiums for 1999, 1998, and 1997,
  respectively).........................................  $181.6    $ 728.7    $871.0
Reinsurance assumed.....................................     5.0        5.3       6.2
Reinsurance ceded (includes $(73.8), $(78.2), and $(3.5)
  of accident and health premiums for 1999, 1998, and
  1997, respectively)...................................   (90.3)    (112.3)    (38.6)
                                                          ------    -------    ------
  Net premiums(1).......................................  $ 96.3    $ 621.7    $838.6
                                                          ======    =======    ======
Universal life and investment type product policy fee
  income ceded..........................................  $ 14.4    $   8.9    $  8.8
                                                          ======    =======    ======
Policyholders' benefits ceded(2)........................  $ 38.2    $ 107.3    $ 69.0
                                                          ======    =======    ======
Interest credited to policyholders' account balances
  ceded.................................................  $  4.5    $   6.5    $  9.9
                                                          ======    =======    ======

---------------
(1) Excludes Closed Block direct premiums of $639.9 and $103.3 and reinsurance ceded of $19.0 and $3.2 at December 31, 1999 and 1998, respectively.

(2) Excludes $21.8 million of Closed Block benefits ceded at December 31, 1999.

     The Company is contingently liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

     Effective December 31, 1997, the Company transferred all of its existing in force disability income insurance business to a third party reinsurer under an indemnity reinsurance contract and ceased writing new disability income insurance business. As a result of this transaction, the Company recorded a loss before tax of approximately $9.1 million for the year ended December 31, 1997.

16. DEBT:

     The Company's debt at December 31, 1999 and 1998 consists of the following:

                                                               1999      1998
                                                              ------    ------
                                                              ($ IN MILLIONS)
Surplus notes...............................................  $240.0    $231.7
Real estate mortgage encumbrances...........................    58.8      94.6
Other.......................................................      --      49.1
                                                              ------    ------
                                                              $298.8    $375.4
                                                              ======    ======

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Surplus Notes

     On December 31, 1997, the Company issued the MONY Notes in connection with the Investment Agreement (see Note 2). The MONY Notes have a face amount of $115.0 million, a coupon rate of interest of 9.5% per annum, and mature on December 30, 2012. Interest on the MONY Notes is payable semi-annually and principal is payable at maturity. Payment of interest on the MONY Notes may only be made upon the prior approval of the New York State Superintendent of Insurance. For each of the years in the period ended December 31, 1999 and 1998, the Company recorded interest expense of $10.9 million related the MONY Notes.

     On August 15, 1994, the Company issued Surplus Notes due August 15, 2024 with a face amount of $125.0 million. The notes were issued at a discount of approximately 42.1% from the principal amount payable at maturity, resulting in net proceeds after issuance expenses of approximately $70.0 million. The amount of such original issue discount represents a yield of 11.25% per annum for the period from August 15, 1994 until August 15, 1999. Interest on the notes did not accrue until August 15, 1999; thereafter, interest on the notes is scheduled to be paid on February 15 and August 15 of each year, commencing February 15, 2000, at a rate of 11.25% per annum.

     Payment of interest on the Surplus Notes may only be made upon the prior approval of the New York State Superintendent of Insurance. The Company amortizes the discount using the interest method. For the years ended December 31, 1999, 1998, and 1997, the Company recorded interest expense of $13.5 million, $12.1 million, and $10.8 million, respectively, related to these notes.

  Real Estate Mortgage Encumbrances

     The Company has mortgage loans on certain of its real estate properties. The interest rates on these loans range from 6.7% to 7.7%. Maturities range from June 2000 to February 2002. For the years ended December 31, 1999, 1998 and 1997, interest expense on such mortgage loans aggregated $5.0 million, $9.0 million, and $12.3 million, respectively.

  Other

     During 1989, the Company entered into a transaction which is accounted for as a financing arrangement involving certain real estate properties held for investment. Pursuant to the terms of the agreement, the Company effectively pledged the real estate properties as collateral for a loan of approximately $35.0 million bearing simple interest at a rate of 8% per annum. The remaining obligation of $44.1 was paid in full on December 1, 1999. At December 31, 1998, the outstanding balance of the obligation including accrued interest was $42.4 million. Interest expense on the obligation of $3.4 million, $3.1 million, and $3.0 million is reflected in Other Operating Costs and Expenses on the statements of income for the years ended December 31, 1999, 1998 and 1997, respectively.

     In 1988, the Company financed one of its real estate properties under a sales/leaseback arrangement. The facility was sold for $66.0 million, $56.0 million of which was in the form of an interest bearing note receivable and $10.0 million in cash. The note was originally due January 1, 2009, however, on December 1, 1999, the remaining balance of the interest bearing note of $44.2 was paid in full as part of the sale of the property to a third party. The transaction continues to be accounted for as a sale/leaseback arrangement, with the proceeds received from the sale, amortized into income over the life of the lease. The lease has a term of 20 years beginning December 21, 1988 and requires minimum annual rental payments of $7.3 million in 2000, $7.4 million in 2001, $7.6 million in 2002, $7.7 million in 2003, $7.9 million in 2004 and $33.1 million thereafter. The Company has the option to renew the lease at the end of the lease term.

     Prior to December 31, 1997, the Company had outstanding debt which represented floating rate notes that were issued by a trust that qualified as a Real Estate Mortgage Investment Conduit (REMIC) under

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

Section 860 of the Internal Revenue Code. For the year ended December 31, 1997, the Company recorded interest expense of $0.8 million, related to the REMIC. The weighted average interest rate on the notes for the year ended December 31, 1997 was 5.9%.

     Prior to December 31, 1997, the Company had outstanding Eurobond debt. For the year ended December 31, 1997 interest expense on the Eurobonds outstanding aggregated $2.1 million. The weighted average interest rate on such debt for the year ended December 31, 1997 was 8.13%.

     At December 31, 1999, aggregate maturities of long-term debt based on required principal payments for 2000 and the succeeding four years are $0.0 million, $0.0 million, $5.4 million, $0.0 million, and $0.0 million, respectively, and $240.0 million thereafter.

17. OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK:

  Financial Instruments with Off-Balance Sheet Risk:

     Pursuant to a securities lending agreement with a major financial institution, the Company from time to time lends securities to approved borrowers. At December 31, 1999 and 1998, securities loaned by the Company under this agreement had a fair value of approximately $42.6 million and $98.9 million, respectively. The minimum collateral on securities loaned is 102 percent of the market value of the loaned securities. Such securities are marked to market on a daily basis and the collateral is correspondingly increased or decreased.

  Concentration of Credit Risk:

     At December 31, 1999 and 1998, the Company had no single investment or series of investments with a single issuer (excluding U.S. Treasury securities and obligations of U.S. government agencies) exceeding 0.5% and 3.5%, respectively, of total cash and invested assets.

     The Company's fixed maturity securities are diversified by industry type. The industries that comprise 10% or more of the carrying value of the fixed maturity securities at December 31, 1999 are Non-Government Asset/Mortgage-Backed of $490.6 million (16.0%), Consumer Goods and Services of $462.0 million (15.1%), Public Utilities of $335.5 million (10.9%), Other Manufacturing of $305.4 million (10.0%).

     At December 31, 1998 the industries that comprise 10% or more of the carrying value of the fixed maturity securities were Non-Government Asset/Mortgage-Backed of $448.0 million (14.3%), Other Manufacturing of $391.3 million (12.5%), Consumer Goods and Services of $408.5 million (13.1%), and Public Utilities of $347.5 million (11.1%).

     The Company holds below investment grade fixed maturity securities with a carrying value of $308.3 million at December 31, 1999. These investments consist mostly of privately issued bonds which are monitored by the Company through extensive internal analysis of the financial condition of the issuers and which generally include protective debt covenants. At December 31, 1998, the carrying value of the Company's investments in below investment grade fixed maturity securities amounted to $252.0 million.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company has significant investments in commercial and agricultural mortgage loans and real estate (including joint ventures and partnerships). The locations of property collateralizing mortgage loans and real estate investment carrying values at December 31, 1999 and 1998 are as follows:

                                                       1999                 1998
                                                 -----------------    -----------------
                                                            ($ IN MILLIONS)
GEOGRAPHIC REGION
West...........................................  $  323.3     20.0%   $  315.8     19.5%
Mountain.......................................     319.7     19.8       392.5     24.2
Southeast......................................     307.3     19.0       292.2     18.0
Midwest........................................     290.4     17.9       220.7     13.6
Northeast......................................     234.7     14.5       261.5     16.1
Southwest......................................     142.1      8.8       139.8      8.6
                                                 --------    -----    --------    -----
  Total........................................  $1,617.5    100.0%   $1,622.5    100.0%
                                                 ========    =====    ========    =====

     The states with the largest concentrations of mortgage loans and real estate investments at December 31, 1999 are: California, $179.2 million (11.1%); New York $158.7 million (9.8%); Arizona, $157.8 million (9.8%); Illinois, $97.1 million (6.0%); Texas, $92.0 million (5.7%); Georgia, $83.0 million (5.1%); and Washington, $75.9 million (4.7%).

     As of December 31, 1999 and 1998, the real estate and mortgage loan portfolio was also diversified as follows:

                                                       1999                 1998
                                                 -----------------    -----------------
                                                            ($ IN MILLIONS)
PROPERTY TYPE:
Office buildings...............................  $  610.2     37.7%   $  585.4     36.1%
Agricultural...................................     510.1     31.5       459.7     28.4
Hotel..........................................     182.4     11.3       264.9     16.3
Retail.........................................     112.6      7.0       164.1     10.1
Other..........................................      95.6      5.9        72.7      4.5
Industrial.....................................      77.0      4.8        51.0      3.1
Apartment buildings............................      29.6      1.8        24.7      1.5
                                                 --------    -----    --------    -----
  Total........................................  $1,617.5    100.0%   $1,622.5    100.0%
                                                 ========    =====    ========    =====

18. COMMITMENTS AND CONTINGENCIES:

     a) Since late 1995 a number of purported class actions were commenced in various state and federal courts against the Company alleging that the Company engaged in deceptive sales practices in connection with the sale of whole and universal life insurance policies from the early 1980s through the mid 1990s. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (i.e., breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and violation of state insurance and/or deceptive business practice laws). Plaintiffs in these cases (including the Goshen case discussed below) seek primarily equitable relief (e.g., reformation, specific performance, mandatory injunctive relief prohibiting the Company from canceling policies for failure to make required premium payments, imposition of a constructive trust and creation of a claims resolution facility to adjudicate any individual issues remaining after resolution of all class-wide issues) as opposed to compensatory damages, although they also seek compensatory damages in

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES unspecified amounts. The Company has answered the complaints in each action, (except for one being voluntarily held in abeyance), has denied any wrongdoing and has asserted numerous affirmative defenses.

     On June 7, 1996, the New York State Supreme Court certified one of those cases the Goshen v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America, the Goshen case, being the first of the aforementioned class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy's termination had, an ownership interest in a whole or universal life insurance policy issued by the Company and sold on an alleged "vanishing premium" basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, the Company filed a motion to dismiss or, alternatively, for summary judgment on all counts of the complaint. All of the other putative class actions have been consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts, or are being voluntarily held in abeyance pending the outcome of the Goshen case.

     On October 21, 1997, the New York State Supreme Court granted the Company's motion for summary judgment and dismissed all claims filed in the Goshen case against the Company on the merits. On December 20, 1999, the New York State Court of Appeals affirmed the dismissal of all but one of the claims in the Goshen case (a claim under New York's General Business Law), which has been remanded back to the New York State Supreme Court for further proceedings consistent with the opinion. The Company intends to defend itself vigorously against the sole remaining claim. There can be no assurance that the present litigation relating to sales practices will not have a material adverse effect on the Company.

     On November 16, 1999, the MONY Group, Inc. and MONY Life Insurance Company were served with a complaint in an action entitled Calvin Chatlos, M.D., and Alvin H. Clement, On Behalf of Themselves And All Others Similarly Situated v. The MONY Life Insurance Company, The MONY Group Inc., and Neil D. Levin, Superintendent, New York Department of Insurance, the Chatlos case, filed in the United States District Court for the Southern District of New York. The action purports to be brought as a class action on behalf of all individuals who had an ownership interest in one or more in-force life insurance policies issued by MONY Life Insurance Company as of November 16, 1998. The complaint alleges that
(i) the New York Superintendent of Insurance Neil D. Levin, violated Section 7312 of the New York Insurance Law by approving the plan of demutualization, which plaintiffs claim was not fair and adequate, primarily because it allegedly failed to provide for sufficient assets for the mechanism established under the plan to preserve reasonable policyholder dividend expectations of the closed block, and (ii) the Company violated Section 7312 by failing to develop and submit to the Superintendent a plan of demutualization that was fair and adequate. The plaintiffs seek equitable relief in the form of an order vacating and/or modifying the Superintendent's order approving the plan of demutualization and/or directing the Superintendent to order the Company to increase the assets in the closed block, as well as unspecified monetary damages, attorneys' fees and other relief.

     In order to challenge successfully the New York Superintendent's approval of the plan, plaintiffs would have to sustain the burden of showing that such approval was arbitrary and capricious or an abuse of discretion, made in violation of lawful procedures, affected by an error of law or not supported by substantial evidence. In addition, Section 7312 provides that the Company may ask the court to require the challenging party to give security for the reasonable expenses, including attorneys' fees, which may be incurred by the Company or the Superintendent or for which the Company may become liable, to which security the Company shall have recourse in such amount as the court shall determine upon the termination of the action.

     On February 2, 2000, the District Court entered an order approving the voluntary dismissal of the complaint. Under the terms of the order, plaintiffs have six months from the date thereof to refile in state court, and defendants have retained the right in any subsequent action to assert that plaintiffs' claims were time-barred when initially asserted and/or barred by virtue of plaintiffs' delay (laches) in bringing suit in the first place.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In addition to the matters discussed above, the Company is involved in various other legal actions and proceedings in connection with its businesses. The claimants in certain of these actions and proceedings seek damages of unspecified amounts.

     With respect to all of the other aforementioned pending litigation, the Company recorded a provision, which is reflected in Other Operating Costs and Expenses, of $1.7 million, $13.1 million, and $0.0 million during the years ended December 31, 1999, 1998 and 1997, respectively. While the outcome of such matters cannot be predicted with certainty, in the opinion of management, any additional liability beyond that recorded in the consolidated financial statements at December 31, 1999, resulting from the resolution of these matters will not have a material adverse effect on the Company's consolidated financial position or results of operations.

     Insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, such assessments will not have a material adverse effect on the consolidated financial position and the results of operations of the Company.

     The Company maintains two lines of credit with domestic banks totaling $150.0 million with scheduled renewal dates in September 2000 and September 2003. Under these lines of credit, the Company is required to maintain a certain statutory tangible net worth and debt to capitalization ratio. The Company has not borrowed against these lines of credit since their inception.

     At December 31, 1999, the Company had commitments to issue $8.7 million of fixed rate agricultural loans with periodic interest rate reset dates. The initial interest rates on such loans range from approximately 7.25% to 8.75%. In addition, the Company had commitments to issue $70.2 million of fixed rate commercial mortgage loans with interest rates ranging from 7.00% to 8.92%. The Company had commitments outstanding to purchase private fixed maturity securities as of December 31, 1999 of $15.0 million with an interest rate of 9.0%. At December 31, 1999, the Company had commitments to contribute capital to its equity partnership investments of $118.1 million.

     b) Plaintiffs in the Chatlos case filed a new complaint in the Supreme Court of the State of New York, New York County, on March 27,2000. Although the Superintendent of Insurance remains a defendant in the new action, plaintiff seeks only declaratory relief, rather than damages, from him. In addition, plaintiffs have reformulated their claims against the Company. In the new complaint, plaintiffs first seek a declaratory judgment that the Superintendent of Insurance and the Company violated Section 7312 by withholding certain information from the policyholders, thereby denying them their right to an informed vote in connection with the demutualization. Second, plaintiffs seek an award of unspecified damages against the Company for wrongfully denying policyholders a fair and equitable amount for their membership interests. Third, plaintiffs assert a breach of contract claim, claiming the Company breached its contractual obligations to the policyholders by proposing a demutualization plan that did not comply with New York law. Finally, plaintiffs claim that the Company breached fiduciary duties allegedly owed to them by authorizing the demutualization plan without regard to their interest. The Company believes the claims are without merit and intends to defend itself vigorously.

19. STATUTORY FINANCIAL INFORMATION AND REGULATORY RISK-BASED CAPITAL

     The combined statutory net income reported by the Company for the years ended December 31, 1999, 1998, and 1997 was $131.0 million, $9.7 million, and $88.5 million, respectively. The combined statutory surplus of the Company as of December 31, 1999 and 1998 was $1,067.1 million and $1,015.8 million respectively.

     In March 1998, the National Association of Insurance Commissioners ("NAIC") voted to adopt its Codification of Statutory Accounting Principles project (referred to hereafter as "codification"). Codification

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES is a modified form of statutory accounting principles that will result in changes to the current NAIC Accounting Practices and Procedures Manual applicable to insurance enterprises. Although adoption of codification by all states is not a certainty, the NAIC has recommended that all states enact codification as soon as practicable with an effective date of January 1, 2001. It is currently anticipated that codification will become an NAIC state accreditation requirement starting in 2002. In addition, the American Institute of Certified Public Accountants and the NAIC have agreed to continue to allow the use of certain permitted accounting practices when codification becomes effective in 2001. Any accounting differences from codification principles, however, must be disclosed and quantified in the footnotes to the audited financial statements. Therefore, codification will likely result in changes to what are currently considered prescribed statutory insurance accounting practices.

     Each insurance company's state of domicile imposes minimum risk-based capital requirements. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the Company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Each of the Company's insurance subsidiaries exceed the minimum risk based capital requirements.

     As part of their routine regulatory oversight, the Department recently completed an examination of MONY for each of the five years in the period ended December 31, 1996, and the Arizona State Insurance Department recently completed an examination of MONY's wholly owned life insurance subsidiary, MONY Life Insurance Company of America, for each of the three years in the period ended December 31, 1996. The reports did not cite any matter which would result in a material effect on the Company's financial condition or results of operations.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

20. CLOSED BLOCK -- SUMMARY FINANCIAL INFORMATION

     Summarized financial information of the Closed Block as of December 31, 1999 and December 31, 1998 and for the year ended December 31, 1999 and for the period from November 16, 1998 (date of establishment of the Closed Block) through December 31, 1998 is presented below:

                                                             DECEMBER 31,    DECEMBER 31,
                                                                 1999            1998
                                                             ------------    -------------
                                                                    ($ IN MILLIONS)
ASSETS:
Fixed Maturities:
  Available for sale, at estimated fair value (amortized
     cost, $3,423.0 and $3,433.9)..........................    $3,479.5        $3,574.0
Mortgage loans on real estate..............................       443.0           431.7
Policy loans...............................................     1,199.1         1,208.4
Real estate to be disposed of..............................        22.1
Cash and cash equivalents..................................       111.3           134.4
Premiums receivable........................................        14.2            16.8
Deferred policy acquisition costs..........................       689.9           554.6
Other assets...............................................       223.0           241.3
                                                               --------        --------
     Total Closed Block assets.............................    $6,182.1        $6,161.2
                                                               ========        ========
LIABILITIES:
Future policy benefits.....................................    $6,781.5        $6,715.6
Policyholders' account balances............................       294.6           298.0
Other policyholders' liabilities...........................       164.9           163.5
Other liabilities..........................................        62.3           113.6
                                                               --------        --------
     Total Closed Block liabilities........................    $7,303.3        $7,290.7
                                                               ========        ========

                                                               FOR THE       NOVEMBER 16,
                                                              YEAR ENDED     1998 THROUGH
                                                             DECEMBER 31,    DECEMBER 31,
                                                                 1999            1998
                                                             ------------    ------------
                                                                   ($ IN MILLIONS)
REVENUES:
Premiums...................................................    $  620.8         $100.1
Net investment income......................................       375.1           46.6
Net realized gains (losses) on investments.................         2.9            2.4
Other Income...............................................         1.4            0.6
                                                               --------         ------
     Total revenues........................................     1,000.2          149.7
                                                               --------         ------
BENEFITS AND EXPENSES:
Benefits to policyholders..................................       640.1          110.0
Interest credited to policyholders' account balances.......         8.9            1.0
Amortization of deferred policy acquisition costs..........        67.5            9.0
Dividends to policyholders.................................       228.8           22.4
Other operating costs and expenses.........................        10.1            1.6
                                                               --------         ------
     Total benefits and expenses...........................       955.4          144.0
                                                               --------         ------
Contribution from the Closed Block.........................    $   44.8         $  5.7
                                                               ========         ======

     The carrying value of the Closed Block fixed maturity securities at December 31, 1999 and 1998 is net of adjustments for impairment of $3.0 million and $0.0 million, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 1999 and December 31, 1998, there were no fixed maturities which have been non-income producing for the twelve months preceding such dates.

     At December 31, 1999 and December 31, 1998, there were problem fixed maturities of $12.0 million and $0.0 million, respectively. There were no fixed maturities which were restructured at December 31, 1999 and 1998.

     The amortized cost and estimated fair value of fixed maturity securities in the Closed Block, by contractual maturity dates, (excluding scheduled sinking funds) as of December 31, 1999 are as follows:

                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
                                                                  ($ IN MILLIONS)
Due in one year or less.....................................  $   67.9      $   68.7
Due after one year through five years.......................     953.5         941.0
Due after five years through ten years......................   1,468.7       1,419.5
Due after ten years.........................................     592.7         564.5
                                                              --------      --------
  Subtotal..................................................   3,082.8       2,993.7
Mortgage and asset-backed-securities........................     506.8         485.8
                                                              --------      --------
                                                              $3,589.6      $3,479.5
                                                              ========      ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Mortgage loans on real estate in the Closed Block at December 31, 1999 and December 31, 1998 consist of the following:

                                                             DECEMBER 31,    DECEMBER 31,
                                                                 1999            1998
                                                             ------------    ------------
                                                                   ($ IN MILLIONS)
Commercial mortgage loans..................................     $394.9          $382.0
Agricultural and other loans...............................       62.4            73.3
                                                                ------          ------
  Subtotal.................................................      457.3           455.3
Less: valuation allowances.................................       14.3            23.6
                                                                ------          ------
Mortgage loans, net of valuation allowances................     $443.0          $431.7
                                                                ======          ======

     An analysis of the valuation allowances for the year ended December 31, 1999 and for the period from November 16, 1998 through December 31, 1998 is as follows:

                                                               1999      1998
                                                              ------    ------
                                                              ($ IN MILLIONS)
Beginning balance...........................................  $23.6     $24.7
Increase (decrease) in allowance............................    0.4      (0.8)
Reduction due to pay downs and pay offs.....................     --      (0.3)
Transfer to real estate.....................................   (9.7)       --
                                                              -----     -----
Balance, December 31........................................  $14.3     $23.6
                                                              =====     =====

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Impaired mortgage loans along with related valuation allowances were as follows as of December 31, 1999 and December 31, 1998:

                                                               1999      1998
                                                              ------    ------
                                                              ($ IN MILLIONS)
Investment in impaired mortgage loans (before valuation
  allowances):
Loans that have valuation allowances........................  $108.7    $117.9
                                                              ------    ------
Loans that do not have valuation allowances.................    20.1      31.1
  Subtotal..................................................   128.8     149.0
                                                              ------    ------
Valuation allowances........................................   (25.6)    (17.5)
Impaired mortgage loans, net of valuation allowances........  $103.2    $131.5
                                                              ======    ======

     Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans or loans on which impairment writedowns were taken prior to the adoption of SFAS No. 114, "Accounting by Creditors for Impairment of a Loan".

     For the year ended December 31, 1999, the Closed Block's average recorded investment in impaired mortgage loans was $117.4 million and the Closed Block recognized $11.6 million on impaired loans. During the period from November 16, 1998 through December 31, 1998, the Closed Block's average recorded investment in impaired mortgage loans was approximately $138.3 million and the Closed Block recognized $1.8 million of interest income on impaired loans.

     At December 31, 1999 and December 31, 1998 the carrying values of mortgage loans in the Closed Block which were non-income producing for the twelve months preceding such date was $0.0 million and $0.5 million.

     At December 31, 1999 and December 31, 1998, the Closed Block had restructured mortgage loans of $43.5 million and $54.8 million. Interest income of $5.0 million and $0.7 million was recognized on such loans for the year ended December 31, 1999 and during the period from November 16, 1998 through December 31, 1998, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $5.4 million and $0.8 million for the respective periods.

21. PRO FORMA INFORMATION (UNAUDITED)

     The unaudited pro forma earnings information reported in the statements of income and comprehensive income give effect to the Transaction as if it occurred January 1, 1998. Accordingly, pro forma earnings reflect the elimination of demutualization expenses, which were assumed to have been fully incurred prior to January 1, 1998, and the elimination of the differential earnings (surplus) tax applicable to mutual life insurance companies. MONY Life is no longer subject to the differential earnings (surplus) tax as a stock life insurance company.

     The unaudited pro forma information is provided for informational purposes only and should not be construed to be indicative of the Company's consolidated results of operations had the Transaction been consummated on the date assumed, and does not in any way represent a projection or forecast of the Company's consolidated results of operations as of any future date or for any future period.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The pro forma revenues and expenses of the Closed Block for the year ended December 31, 1998, based on certain estimates and assumptions that management believes are reasonable, as if the Closed Block had been established on January 1, 1998, are summarized below ($ in millions):

Premiums....................................................  $  643.9
Net investment income.......................................     373.8
Net realized gains on investments...........................      10.2
Other income................................................       1.9
                                                              --------
  Total revenues............................................   1,029.8
                                                              --------
Benefits to policyholders...................................     665.4
Interest credited to policyholders' account balances........       8.7
Amortization of deferred policy acquisition costs...........      78.8
Dividends to policyholders..................................     214.9
Other operating costs and expenses..........................       9.8
                                                              --------
  Total benefits and expenses...............................     977.6
                                                              --------
     Contribution from the Closed Block.....................  $   52.2
                                                              ========

22. EARLY RETIREMENT PROGRAM

     On June 30, 1999, the Company announced a voluntary early retirement program for approximately 500 eligible employees of which 300 employees elected to participate. The program is part of an overall companywide realignment of staff and resources, which may also include the elimination and/or shifting of certain job functions and the addition of employees with new skill sets. The Company has recorded a one-time restructuring charge of $59.7 million pre-tax in the third quarter of 1999.

23. SUBSEQUENT EVENTS

     a) In January 2000, the New York Insurance Department approved, and MONY Life paid, a dividend to MONY Group in the amount of $75 million.

     b) On January 12, 2000, the Holding Company filed a registration statement on Form S-3 with the Securities and Exchange Commission (the "SEC") to register certain securities. This registration, known as a "Shelf Registration", provides MONY Group with the ability to offer various securities to the public, when it deems appropriate, to raise proceeds up to an amount not to exceed $1.0 billion in the aggregate for all issuances of securities thereunder. It is the intention of the MONY Group to use this facility to raise proceeds for mergers and acquisitions and for other general corporate matters of MONY Group and its subsidiaries, as it considers necessary.

     c) On March 8, 2000, the Holding Company issued $300.0 million principal amount of senior notes (the "Senior Notes") pursuant to the aforementioned Shelf Registration. The Senior Notes mature on March 15, 2010 and bear interest at 8.35% per annum. The principal amount of the Senior Notes is payable at maturity and interest is payable semi-annually. The net proceeds to the Company from the issuance of the Senior Notes, after deducting underwriting commissions and other expenses (primarily legal and accounting fees), were approximately $297.0 million. Approximately $267.6 million of the net proceeds from the issuance of the Senior Notes was used by the Holding Company to finance the repurchase, on March 8, 2000, by MONY Life of all of its outstanding $115.0 million face amount 9.5% coupon surplus notes, and a $116.5 million face amount of its $125.0 million face amount 11.25% coupon surplus notes (hereafter referred to as the "9.5% Notes" and "11.25% Notes", respectively), which were outstanding at December 31, 1999. See Note 16 to the

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Financial Statements. The balance of the net proceeds from the issuance of the Senior Notes will be used by the Holding Company for general corporate purposes.

     To finance MONY Life's repurchase of the 9.5% Notes and the 11.25% Notes, the Holding Company, on March 8, 2000: (i) purchased two surplus notes from MONY Life (hereafter referred to as the "Inter-Company Surplus Notes") to replace the 9.5% Notes and the 11.25% Notes. The term of the Inter-company Surplus Notes are identical to the 9.5% Notes and 11.25% Notes, except that the Inter-company Surplus Notes were priced to yield a current market rate of interest and the inter-company surplus note issued to replace the $116.5 million face amount of the 11.25% Notes was issued at a face amount of $100.0 million, and
(ii) contributed capital to MONY Life in the amount of $65.0 million.

     As a result of the repurchase of the 9.5% Notes and the 11.25% Notes, MONY Life will record an after-tax loss of approximately $36.1 million during the 1st quarter of 2000. The loss resulted from the premium paid by MONY Life to the holders of the 9.5% Notes and the 11.25% Notes reflecting the excess of their fair value over their carrying value on MONY Life's books at the date of the transaction of approximately $7.0 million and $48.5 million, respectively. This loss will be reported, net of tax, as an extraordinary item on the MONY Life's income statement in 2000.

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (A) The following Financial Statements are to be filed by Amendment:

     (1) With respect to MONY Variable Account A

        No financial statements for MONY Variable Account A are included because although the MONY Variable Account A commenced operations in 1990, the subaccounts available to policyholders had not commenced operations as of December 31, 1999.

     (2) With respect to MONY Life Insurance Company:

        (a) Report of Independent Accountants
        (b) Consolidated balance sheets as of December 31, 1999 and 1998
        (c) Consolidated statements of income and comprehensive income for the years ended December 31, 1999, 1998 and 1997
        (d) Consolidated statements of changes in shareholder's equity for the years ended December 31, 1999, 1998 and 1997
        (e) Consolidated statements of cash flows for the years ended December 31, 1999, 1998 and 1997
        (f) Notes to consolidated financial statements.

     (B) Exhibits

     (1) Resolutions of Board of Trustees of The Mutual Life Insurance Company of New York ("Company") authorizing the establishment of MONY Variable Account A ("Variable Account"), adopted November 28, 1990, filed as Exhibit (1) to Pre-Effective Amendment No. 1 to Registration Statement (Registration Nos. 33-37722 and 811-6216) dated December 17, 1990, are incorporated herein by reference.

     (2) Not applicable.

     (3) (a) Underwriting Agreement between MONY Securities Corporation, The Mutual Life Insurance Company of New York, and MONY Series Fund, Inc. filed as Exhibit (3)(a) to Registration Statement (Registration No. 33-37718) dated November 9, 1990, is incorporated herein by reference.

          (b) Specimen Agreement with Registered Representatives filed as
     Exhibit 3(b) to PreEffective Amendment No. 1, to Registration Statement (Registration Nos. 33-37722 and 811-6216) dated December 17, 1990, is incorporated herein by reference.

          (c) Specimen Agreement (Career Contract) between the Company and selling agents (with Commission Schedule), filed as Exhibit 3(c) to Registration Statement Nos. 33-18626 and 811-5394, dated November 20, 1987, is incorporated herein by reference.

     (4) Proposed forms of Flexible Payment Variable Annuity Contracts is filed herewith as Exhibit (4).

     (5) Proposed form of Application for Flexible Payment Variable Annuity Contract (included in Exhibit 4).

     (6) Amended and Restated Charter and Amended and Restated By-Laws of MONY Life Insurance Company filed as Exhibit 1.(6) to Registration Statement (Registration Nos. 333-71417 and 811-6217) dated January 29, 1999 is incorporated herein by reference.

     (7) Not applicable.

     (8) Not applicable.

     (9) Opinion and Consent of Frederick C. Tedeschi, as Vice President and Chief Counsel -- Operations filed as Exhibit (9) to Pre-Effective Amendment No. 1 to Registration Statement (Registration No. 333-72259) dated April 16, 1999, is incorporated herein by reference.

     (10) Consent of PricewaterhouseCoopers LLP, Independent Accountants for MONY Variable Account A. Consent of PricewaterhouseCoopers LLP, Independent Accountants for MONY Life Insurance Company is filed herewith as Exhibit (10).

     (11) Not applicable.

     (12) Not applicable.

     (13) Calculation of Performance Data.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

1.  TRUSTEES

     TOM H. BARRETT Former Chairman of the Board, President & Chief Executive Officer, The Goodyear Tire & Rubber Company, Akron, Ohio.

     DAVID L. CALL Ronald P. Lynch Dean Emeritus, Cornell University, College of Agriculture and Life Sciences, Ithaca, New York.

     G. ROBERT DURHAM Retired Chairman and Chief Executive Officer, Walter Industries, Inc., Tampa, Florida and Retired Chairman and Chief Executive Officer, Phelps Dodge Corporation.

     JAMES B. FARLEY Retired Chairman and Chief Executive Office, MONY.

     ROBERT HOLLAND, JR. President and Chief Executive Officer, WorkPlace Integrators

     JAMES L. JOHNSON Chairman Emeritus, GTE Corporation, Stamford, Connecticut.

     FREDERICK W. KANNER Partner, Dewey Ballantine LLP, New York, NY.

     ROBERT R. KILEY President and Chief Executive Officer, The New York City Partnership and Chamber of Commerce, Inc., New York, NY.

     JOHN R. MEYER Emeritus Professor, Harvard University, Cambridge, Massachusetts.

     PAUL A. MILLER Chairman of the Executive Committee, Pacific Enterprises, Los Angeles, California.

     JANE C. PFEIFFER Management Consultant, Greenwich, Connecticut.

     THOMAS C. THEOBALD Managing Director, William Blair Capital Partners, L.L.C., Chicago, Illinois, Chicago, Illinois.

2.  OFFICER-DIRECTORS

     MICHAEL I. ROTH, Director, Chairman and Chief Executive Officer, The MONY Group Inc.; Director, Chairman and Chief Executive Officer, MONY; Director, Chairman of the Board, and Chief Executive Officer, MONY Life Insurance Company of America; Director, MONY CS, Inc., and 1740 Advisers, Inc.

     SAMUEL J. FOTI, Director, President and Chief Operating Officer, The MONY Group Inc.; Director, President and Chief Operating Officer, MONY; Director, President and Chief Operating Officer, MONY Life Insurance Company of America; Director, MONY Brokerage, Inc., Director and Chairman, MONY International Holdings, Inc., MONY Life Insurance Company of the Americas, Ltd., and MONY Bank & Trust Company of the Americas, Ltd.

     KENNETH M. LEVINE, Director, Executive Vice President and Chief Investment Officer, The MONY Group Inc.; Director, Executive Vice President and Chief Investment Officer, MONY; Director, Chairman, and President, MONY Series Fund, Inc.; Director and Executive Vice President, MONY Life Insurance Company of America; Director, 1740 Advisers, Inc., MONY Funding, Inc., MONY Realty Partners, Inc., and 1740 Ventures, Inc.

3.  OTHER OFFICERS

     LEE M. SMITH, Corporate Secretary and Vice President, Government Relations, The MONY Group Inc.; Corporate Secretary and Vice President, Government Relations, MONY.

     RICHARD E. CONNORS, Senior Vice President, MONY; Director, MONY Life Insurance Company of America.

     RICHARD DADDARIO, Executive Vice President and Chief Financial Officer, The MONY Group Inc.; Executive Vice President and Chief Financial Officer, MONY; Vice President, MONY Advisers, Inc.; Director, Vice President and Controller, MONY Life Insurance Company of America.

     PHILLIP A. EISENBERG, Senior Vice President and Chief Actuary, MONY; Director and Vice President, MONY Life Insurance Company of America.

     STEPHEN J. HALL, Senior Vice President, MONY; Director, MONY Life Insurance Company of America.

     DAVID V. WEIGEL, Vice President-Treasurer, The MONY Group Inc.; Vice President -- Treasurer, MONY; Vice President and Treasurer, MONY Credit Corporation, MONY Realty Partners, Inc., and 1740 Ventures, Inc.; Treasurer, 1740 Advisers, Inc., MONY Life Insurance Company of America, MONY Series Fund, Inc., MONY Brokerage, Inc., MONY-Rockville/GP, Inc., MONY Bloomfield Hills, Inc., and MONY Funding, Inc.

     For more than the past five years, the principal occupation of each of the officers listed above has been an officer of MONY.

     The business address for all officers and officer-directors of the Company is 1740 Broadway, New York, New York 10019.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

     The following is a diagram showing all corporations directly or indirectly controlled by or under common control with the Company, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship. (See diagram on following page.) Omitted from the diagram are subsidiaries of the Company that, considered in the aggregate, would not constitute a "significant subsidiary" (as that term is defined in Rule 8b-2 under Section 8 of the Investment Company Act of 1940) of the Company.

                      [ORGANIZATIONAL CHART DECEMBER 1999]

ITEM 27.  NUMBER OF CERTIFICATE OWNERS:

     As of December 31, 1999, MONY Variable Account A had 9,264 owners of contracts.

ITEM 28.  INDEMNIFICATION

     The Amended and Restated By-Laws of MONY Life Insurance Company provide, in
Article XV as follows:

     Each person (and the heirs, executors and administrators of such person) made or threatened to be made a party to any action, civil or criminal, by reason of being or having been a director, officer, or employee of the corporation (or by reason of serving any other organization at the request of the corporation) shall be indemnified to the extent permitted by the law of the State of New York and in the manner prescribed therein. To this end, and as authorized by Section 722 of the Business Corporation Law of the State of New York, the Board may adopt all resolutions, authorize all agreements and take all actions with respect to the indemnification of directors and officers, and the advance payment of their expenses in connection therewith.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) MONY Securities Corporation ("MSC"), a wholly-owned subsidiary of MONY Life Insurance Company ("MONY"), is the principal underwriter of the Registrant and also acts as principal underwriter for MONY Series Fund, Inc. (the "Fund"). MONY acts as sub-investment adviser to the Fund through a services agreement.

     (b) The names, titles, and principal business addresses of the officers of MSC are listed on Schedule A of Form BD for MSC (Registration No. 8-15289) (originally filed on behalf of MONY Sales, Inc. on November 23, 1969) and Form U-4 filed by each individual officer, the text of which is hereby incorporated by reference.

     (c) No commissions or other compensation was received by the principal underwriter, directly or indirectly, from or MONY Variable Account A during fiscal year 1999 and 1998.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by MONY Life Insurance Company, in whole or in part, at its principal offices at 1740 Broadway, New York, New York 10019 or at its Operations Center at 1 MONY Plaza, Syracuse, New York 13202.

ITEM 31.  MANAGEMENT SERVICES

     Not applicable.

ITEM 32.  UNDERTAKINGS

     (a) Registrant hereby undertakes to file post-effective amendments to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

     (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

                   REPRESENTATIONS RELATING TO SECTION 26 OF
                       THE INVESTMENT COMPANY ACT OF 1940

     Registrant and MONY Life Insurance Company represent that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the expenses expected to be incurred, and the risks assumed by MONY Life Insurance Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, MONY Variable Account A, has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, State of New York, on this 12th day of June, 2000 and Registrant hereby certifies that the requirements of Rule 485(b) have been met.

                                          MONY VARIABLE ACCOUNT A
                                          (Registrant)

                                          MONY LIFE INSURANCE COMPANY
                                          (Depositor)

                                          By:      /s/ MICHAEL I. ROTH
                                            ------------------------------------
                                                 Michael I. Roth, Director,
                                            Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                     SIGNATURE                                      TITLE                     DATE
                     ---------                                      -----                     ----

                /s/ MICHAEL I. ROTH                  Director, Chairman and Chief         June 12, 2000
---------------------------------------------------    Executive Officer
                  Michael I. Roth

                /s/ SAMUEL J. FOTI                   Director, President and              June 12, 2000
---------------------------------------------------    Chief Operating Officer
                  Samuel J. Foti

               /s/ KENNETH M. LEVINE                 Director, Executive Vice President   June 12, 2000
---------------------------------------------------    and Chief Investment Officer
                 Kenneth M. Levine

               /s/ RICHARD DADDARIO                  Executive Vice President             June 12, 2000
---------------------------------------------------    and Chief Financial Officer
                 Richard Daddario

             /s/ PHILLIP A. EISENBERG                Senior Vice President                June 12, 2000
---------------------------------------------------    and Chief Actuary
               Phillip A. Eisenberg

                 /s/ LEE M. SMITH                    Vice President and Secretary         June 12, 2000
---------------------------------------------------
                   Lee M. Smith

                         *                           Director                             June 12, 2000
---------------------------------------------------
                  Tom H. Barrett

                         *                           Director                             June 12, 2000
---------------------------------------------------
                   David L. Call

                         *                           Director                             June 12, 2000
---------------------------------------------------
                 G. Robert Durham

                         *                           Director                             June 12, 2000
---------------------------------------------------
                  James B. Farley

                     SIGNATURE                                      TITLE                     DATE
                     ---------                                      -----                     ----
                         *                           Director                             June 12, 2000
---------------------------------------------------
                Robert Holland, Jr.

                         *                           Director                             June 12, 2000
---------------------------------------------------
                 James L. Johnson

                         *                           Director                             June 12, 2000
---------------------------------------------------
                Frederick W. Kanner

                         *                           Director                             June 12, 2000
---------------------------------------------------
                   John R. Meyer

                         *                           Director                             June 12, 2000
---------------------------------------------------
                 Jane C. Pfeiffer

                         *                           Director                             June 12, 2000
---------------------------------------------------
                Thomas C. Theobald

*By: /s/ LEE M. SMITH
--------------------------------------------------
     Lee M. Smith
     Attorney-In-Fact

                                 EXHIBIT INDEX

EXHIBIT NO.                              DESCRIPTION
-----------                              -----------
                 Consent of PricewaterhouseCoopers LLP, Independent
(10)             Accountants